LOAN AGREEMENT

                            Dated as of July 16, 1998

                                  by and among


                          AIOP Brentwood West, L.L.C.;
                        AIOP Lost Dutchman Notes, L.L.C.;
                              AIOP Mullica, L.L.C.;
                         AIOP Gulfstream Harbor, L.L.C.;
                        AIOP Gulfstream Outlot I, L.L.C.;
                       AIOP Gulfstream Outlot II, L.L.C.;
                     AIOP Gulfstream Outlot III, L.L.C.; and
                            AIOP Serendipity, L.L.C.
                                  as Borrower,

                          SALOMON BROTHERS REALTY CORP.
                                    as Agent,

                              LASALLE NATIONAL BANK
                               as Collateral Agent


                                       and

                          Each Lender Signatory hereto

                                Table of Contents


                                                                            Page


ARTICLE I.  CERTAIN DEFINITIONS...............................................2

SECTION 1.1. DEFINITIONS......................................................2

ARTICLE II.  GENERAL TERMS...................................................27

SECTION 2.1. THE LOAN........................................................27
SECTION 2.2. USE OF PROCEEDS.................................................29
SECTION 2.3. SECURITY FOR THE LOAN...........................................29
SECTION 2.4. BORROWER'S NOTE.................................................29
SECTION 2.5. PRINCIPAL AND INTEREST..........................................29
SECTION 2.6. VOLUNTARY PREPAYMENT............................................30
SECTION 2.7. NO SALE/ENCUMBRANCE; MANDATORY PREPAYMENT.......................30
SECTION 2.8. APPLICATION OF PAYMENTS AFTER EVENT OF DEFAULT..................31
SECTION 2.9. METHOD AND PLACE OF PAYMENT FROM THE COLLECTION
             ACCOUNT TO AGENT................................................32
SECTION 2.10. TAXES..........................................................32
SECTION 2.11. RELEASE OF COLLATERAL..........................................33
SECTION 2.12. CENTRAL CASH MANAGEMENT........................................34
SECTION 2.13. SECURITY AGREEMENT.............................................38
SECTION 2.14. MORTGAGE RECORDING TAXES.......................................41
SECTION 2.15. DELIVERY AND CUSTODY OF MORTGAGE LOAN DOCUMENTS................41
SECTION 2.16. GENERAL COLLATERAL AGENT PROVISIONS............................43

ARTICLE III.  CONDITIONS PRECEDENT...........................................46

SECTION 3.1. CONDITIONS PRECEDENT TO EFFECTIVENESS...........................46
SECTION 3.2. FORM OF LOAN DOCUMENTS AND RELATED MATTERS......................51

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES..................................51

SECTION 4.1. REPRESENTATIONS AND WARRANTIES AS TO BORROWER...................51
SECTION 4.2. REPRESENTATIONS AND WARRANTIES AS TO THE MORTGAGE LOAN..........56
SECTION 4.3. REPRESENTATIONS AND WARRANTIES AS TO THE REO PROPERTIES.........62
SECTION 4.4. SURVIVAL OF REPRESENTATIONS.....................................66

ARTICLE V.  AFFIRMATIVE COVENANTS............................................67

SECTION 5.1. AFFIRMATIVE COVENANTS...........................................67

ARTICLE VI.  NEGATIVE COVENANTS..............................................93

SECTION 6.1. NEGATIVE COVENANTS..............................................93

ARTICLE VII.  EVENT OF DEFAULT...............................................95

SECTION 7.1. EVENT OF DEFAULT................................................95
SECTION 7.2. REMEDIES........................................................97
SECTION 7.3. REMEDIES CUMULATIVE.............................................98
SECTION 7.4. DEFAULT ADMINISTRATION FEE......................................98
SECTION 7.5. CURATIVE ADVANCES...............................................98

ARTICLE VIII.  MISCELLANEOUS.................................................98

SECTION 8.1. SURVIVAL........................................................99
SECTION 8.2. AGENT'S DISCRETION..............................................99
SECTION 8.3. GOVERNING LAW...................................................99

SECTION 8.4. MODIFICATION, WAIVER IN WRITING................................100
SECTION 8.5. DELAY NOT A WAIVER.............................................100
SECTION 8.6. NOTICES........................................................100
SECTION 8.7. TRIAL BY JURY..................................................101
SECTION 8.8. HEADINGS.......................................................101
SECTION 8.9. ASSIGNMENT.....................................................101
SECTION 8.10. SEVERABILITY..................................................102
SECTION 8.11. PREFERENCES...................................................102
SECTION 8.12. WAIVER OF NOTICE..............................................102
SECTION 8.13. FAILURE TO CONSENT............................................102
SECTION 8.14. EXHIBITS INCORPORATED.........................................102
SECTION 8.15. OFFSETS, COUNTERCLAIMS AND DEFENSES...........................103
SECTION 8.16. NO JOINT VENTURE OR PARTNERSHIP...............................103
SECTION 8.17. WAIVER OF MARSHALLING OF ASSETS DEFENSE.......................103
SECTION 8.18. [RESERVED]....................................................103
SECTION 8.19. CONFLICT; CONSTRUCTION OF DOCUMENTS...........................103
SECTION 8.20. BROKERS AND FINANCIAL ADVISORS................................103
SECTION 8.21. COUNTERPARTS..................................................104
SECTION 8.22. ESTOPPEL CERTIFICATES.........................................104
SECTION 8.23. PAYMENT OF EXPENSES...........................................104
SECTION 8.24. NON-RECOURSE..................................................104

ARTICLE IX.  THE AGENT......................................................106

SECTION 9.1. APPOINTMENT, POWERS AND IMMUNITIES.............................106
SECTION 9.2. RELIANCE BY AGENT..............................................106
SECTION 9.3. DEFAULTS.......................................................107
SECTION 9.4. RIGHTS AS A LENDER.............................................107
SECTION 9.5. INDEMNIFICATION................................................107
SECTION 9.6. NON-RELIANCE ON AGENT AND OTHER LENDERS........................108
SECTION 9.7. FAILURE TO ACT.................................................108
SECTION 9.8. RESIGNATION OR REMOVAL OF AGENT................................108
SECTION 9.9. AGENCY FEE.....................................................108
SECTION 9.10. CONSENTS UNDER LOAN DOCUMENTS.................................108
SECTION 9.11. NOTICES, REPORTS AND OTHER COMMUNICATIONS.....................109

EXHIBITS

A      -    Collateral Assignment, Pledge and Security Agreement (Form)
B      -    Mortgage, Assignment of Leases and Rents, Security Agreement and
            Fixture Filing (Form)
C      -    Collateral Assignment of Mortgage (Form)
D      -    Assignment of Contracts, Licenses, Permits, Agreements, Warranties
            and Approvals (Form)
E      -    Note (Form)
F      -    Management Agreement
G      -    Manager's Consent and Subordination of Management Agreement (Form)
H-1    -    Opinion of Counsel to Borrower (corporate matters; Loan Document enforceability other than REO
            Mortgage and Assignment of Rents and Leases)
H-2    -    Opinion of Counsel to Borrower (REO Mortgage and Assignment of Rents
            and Leases enforceability)
H-3    -    Opinion of Counsel to Borrower (Non-consolidation)
I      -    Assignment of Rents and Leases
J      -    Financing Statements (Form)
K      -    Lien Search Locations
L      -    Pledge Agreement (Form)
M      -    Guaranty of Non-Recourse Obligations (Form)
N-1    -    Initial Collateral Agent Certification (Form)
N-2    -    Final Collateral Agent Certification (Form)
O      -    Environmental Indemnity Agreement (Form)
P      -    Collateral Assignment of Assignment of Leases (Form)
Q      -    Unilateral Notice of Collateral Assignment of Mortgage Loan
R      -    Request for Release

                                 LOAN AGREEMENT

                  THIS LOAN AGREEMENT, made as of July 16, 1998, is by and among AIOP Brentwood West, L.L.C.; AIOP Lost Dutchman Notes, L.L.C.; AIOP Mullica, L.L.C.; AIOP Gulfstream Harbor, L.L.C.; AIOP Gulfstream Outlot I, L.L.C.; AIOP Gulfstream Outlot II, L.L.C.; AIOP Gulfstream Outlot III, L.L.C.; and AIOP Serendipity, L.L.C., each a Delaware limited liability company having an address at c/o Asset Investors Corporation, 3410 South Galena Street, 17th Floor, Denver, Colorado 80222 (collectively, "Borrower"); each of the financial institutions signatory hereto that is identified as a "Lender" on the signature pages hereto or that, pursuant to Section 8.9 hereof, shall become a "Lender" hereunder (individually, a "Lender", and collectively, the "Lenders"); SALOMON BROTHERS REALTY CORP., a New York corporation, having an address at Seven World Trade Center, New York, New York 10048 as agent for the Lenders (in such capacity together with its successors in such capacity, the "Agent"); and LASALLE NATIONAL BANK, a nationally chartered bank, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, as collateral agent for the Agent for the Lenders ("Collateral Agent").


                                    RECITALS

                  WHEREAS, Borrower desires to obtain from the Agent the Loan in up to two advances in an aggregate amount up to $44,000,000 to provide funding for the purchase price of the Collateral that Borrower acquires or refinances;

                  WHEREAS, the initial Lender is unwilling to make the Loan unless Borrower joins in the execution and delivery of this Agreement, the Note and the Loan Documents (each as hereinafter defined) which shall establish the terms and conditions of, and provide security for, the Loan;

                  WHEREAS, Borrower has agreed to establish certain accounts and to grant to Collateral Agent on behalf of, and for the benefit of the Agent for the Lenders, a security interest therein upon the terms and conditions of the security agreement set forth in Section 2.13; and

                  WHEREAS, LaSalle National Bank, in its capacity as Collateral Agent, is willing to join in the security agreement set forth in Section 2.13 by execution and delivery of this Agreement in that capacity;

                  NOW, THEREFORE, in consideration of the making of the Loan by the Lenders and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE I.

                               CERTAIN DEFINITIONS

                  Section 1.1. Definitions.  For all purposes of this Agreement:
(1) the capitalized terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular; (2) all accounting terms have the meanings assigned to them in accordance with GAAP;
(3) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; and (4) the following terms have the following meanings:

                  "Accepted Practices" means such customary practices as commercial mortgage collateral agents or banks would follow in the normal course of their business in performing administrative and custodial duties with respect to collateral which is generally similar to the Account Collateral; provided, however, that "Accepted Practices" shall not be deemed to include any custodial practices now followed by Collateral Agent for any such collateral held for its own account to the extent that such practices are more stringent than the practices followed by commercial servicers or banks generally.

                  "Account Collateral" has the meaning set forth in Section 2.13(a) hereof.

                  "Accounts" means all accounts (as defined in the UCC), now owned or hereafter acquired by Borrower, and arising out of or in connection with, the operation of any REO Property and all other accounts described in the Management Agreement and all present and future accounts receivable, inventory accounts, contract rights, chattel paper, notes, acceptances, insurance policies, Instruments, Documents or other rights to payment and all forms of obligations owing at any time to Borrower thereunder, whether now existing or hereafter created or otherwise acquired by or on behalf of Borrower, and all Proceeds thereof and all liens, security interests, guaranties, remedies, privileges and other rights pertaining thereto, and all rights and remedies of any kind forming the subject matter of any of the foregoing.

                  "Activity Statement" has the meaning set forth in Section 2.12(d).

                  "Activity Statement Date" has the meaning set forth in Section 2.12(d).

                  "Adjusted Operating Expenses" means, as of any date of calculation, the accrued Operating Expenses with respect to the REO Properties during the most recent twelve (12) month period for which such information was furnished to Agent pursuant to Section 2.12(d) hereof, as the same are adjusted by Agent as necessary to reflect (1) expenses for management fees equal to the greater of actual management fees and 4% of Gross Revenues, (2) an annual minimum replacement reserve as reasonably determined by Agent and (3) increases in future Operating Expenses as reasonably determined by Agent.

                  "Adjusted Operating Revenue" means, as of any date of calculation, the Operating Revenue with respect to the REO Properties calculated as the sum of (A) the annualized base rent portion of the Rents due pursuant to executed Leases in place for part or all of the twelve (12) month period beginning on the first day of the following month and ending on the last day of the month in which such calculation is being made in the following year, on a pro forma basis, for tenants which are either in occupancy or currently paying rent from a current rent roll provided by Borrower and are not in monetary or other material default under such Leases as of such date of calculation and (B) any other income determined by Agent to be recurring with respect to such REO Properties during the most recent twelve (12) month period for which such information was furnished to Agent pursuant to Section 2.12(d) hereof, as the same are adjusted by Agent as necessary to reflect a credit loss/vacancy allowance equal to the greatest of 5.0%, actual vacancy or comparable market vacancy as reasonably determined by Agent.

                  "Adjusted Property Net Cash Flow" for any period shall mean the sum of (1) with respect to the Mortgage Loan, the lesser of actual current interest on the Mortgage Note or the net cash flow on the Mortgaged Property, in each case as reasonably determined by the Agent and (2) with respect to the REO Properties the amount by which Adjusted Operating Revenue exceeds Adjusted Operating Expenses for such period.

                  "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                  "Agent" has the meaning provided in the first paragraph of this Agreement.

                  "Agreement" means this Loan Agreement, together with the Schedules and Exhibits hereto, as the same may from time to time hereafter be modified, supplemented or amended.

                  "AIC"   means   Asset   Investors   Corporation,   a  Maryland
corporation.

                  "Application   Deposit"  has  the  meaning   provided  in  the
Application Letter.

                  "Application Letter" means the letter dated June 22, 1998, entered into by AIC and the initial Lender.

                  "Assignment" has the meaning set forth in Section 5.1(Y) hereof.

                  "Assignment and Security Agreement" means the Collateral Assignment, Pledge and Security Agreement between Borrower and Agent, substantially in the form attached hereto as Exhibit A, as such agreement may be modified, supplemented or amended and in effect from time to time.

                  "Assignment of Leases" means an assignment of leases, rents and security deposits executed by a Mortgagor as assignor to Borrower, or Borrower's predecessor(s) in interest and thereafter duly assigned to Borrower, as assignee with respect to a Mortgaged Property, assigning to Borrower, or its predecessor(s) in interest and thereafter duly assigned to Borrower, such Mortgagor's interest in and to the Leases and the Property Income with respect to such Mortgaged Property, as the same may be supplemented, amended or modified.

                  "Assignment of Rents and Leases" means, with respect to each REO Property, an Assignment of Rents and Leases, substantially in the form attached hereto as Exhibit I, dated as of the Closing Date, granted by the Borrower to the Agent for the benefit of the Lenders with respect to the applicable Leases, as same may thereafter from time to time be supplemented, amended, modified or extended by one or more agreements supplemental thereto.

                  "Basic Carrying Costs" means the following costs with respect to each Mortgaged Property or REO Property: (i) Impositions and (ii) insurance premiums for policies of insurance required to be maintained pursuant to this Agreement or the other Loan Documents.

                  "Borrower" has the meaning provided in the first paragraph of this Agreement.

                  "Broker" means any Person engaged in the business of effecting transactions in securities for the account of others.

                  "Business Day" means any day other than a Saturday and a Sunday and a day on which federally insured depository institutions in the State of New York or Illinois or any other State where an REO Property is located are authorized or obligated by law, governmental decree or executive order to be closed. When used with respect to an Interest Determination Date, "Business Day" shall mean a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  "Capital   Event"  means  any  transfer,   sale,   assignment,
conveyance, liquidation or disposition of any Mortgage Loan or REO Property and "Capital Events" shall have meaning correlative to the foregoing.

                  "Capital Event Proceeds" means any proceeds of a Capital Event net of reasonable third-party expenses related to such Capital Event payable at the time of the Capital Event.

                  "Capital Improvement Costs" means costs incurred or to be incurred in connection with replacements and capital repairs required to be made to any Mortgaged Property or REO Property (including, without limitation, repairs to the structural components, roofs, building systems, and parking lots).

                  "Closing Date" means the date on which this Agreement shall become effective pursuant to Section 3.1, such date being July 16, 1998.

                  "Code" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

                  "Collateral" means, collectively, the "Collateral" under and as defined in each and all of the Assignment and Security Agreement(s), Collateral Assignments of Mortgage and REO Mortgages(s), together with any other collateral or security provided by Borrower with respect to the Loan.

                  "Collateral   Agent"  means  LaSalle  National  Bank  or  such
Person's successor in interest or other successor.

                  "Collateral Assignment of Assignment of Leases" means, with respect to a Mortgage Loan, a collateral assignment of assignment of leases, rents and security deposits or similar instrument, substantially in the form attached hereto as Exhibit P, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the collateral assignment of the Assignment of Leases to or for the benefit of Agent on behalf of the Lenders.

                  "Collateral Assignment of Mortgage" means, with respect to a Mortgage Loan, a Collateral Assignment of Beneficial Interest in Mortgage and Other Documents, notice of transfer or equivalent instrument, substantially in the form attached hereto as Exhibit C, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the collateral assignment of the Mortgage to or for the benefit of Agent on behalf of the Lenders.

                  "Collateral Impairment" means the occurrence of any of the following events without the prior written consent of Agent:

                  (i) if Borrower or any Affiliate of Borrower gives any written notice to any Mortgagor that: (a) following any Event of Default, directs such person to make any payments on account of or with respect to any Mortgage Loan to which the Collateral Agent is entitled to any Person other than Collateral Agent; or (b) is otherwise inconsistent with the rights and security interests of Agent under any of the Loan Documents;

                  (ii) if any Mortgagor makes any payment to Borrower or any Affiliate of Borrower (or Borrower or any Affiliate of Borrower receives any Capital Event Proceeds or Loss Proceeds) on account of or with respect to any Mortgage Loan and Borrower does not remit such payment to the Agent as required by this Agreement;

                  (iii) if Borrower, any Affiliate of Borrower, or any third-party cash bidder acting by or on behalf of any of the foregoing or on behalf of any principal of Borrower at any foreclosure sale under a Mortgage Loan acquires title to a Mortgaged Property and does not comply with all requirements of this Agreement relating to REO Mortgages and REO Property;

                  (iv) if Borrower or any Affiliate of Borrower causes or permits any Affiliate of Borrower to be substituted as "trustee" under any deed of trust securing a Mortgage Loan;

                  (v) if Borrower or any Affiliate of Borrower consents to (a) any change in the payment terms of a Mortgage Loan or (b) any payment or repayment of a Mortgage Loan for an amount less than the Total Loan Balance or (c) any waiver, amendment, or modification of any Ground Lease affecting any Mortgaged Property that is a leasehold or any Mortgage Loan or (d) the subordination of a Mortgage Loan to any other obligation, agreement or instrument;

                  (vi) if Borrower fails to return to Agent or Collateral Agent any Mortgage Loan Documents when and as required by Section 2.15(d); or

                  (vii) if Borrower or any Affiliate of Borrower otherwise intentionally acts or fails to act in any manner that has the effect of materially impairing or materially diminishing any Collateral under this Agreement, other than actions and omissions expressly permitted by this Agreement which are performed in compliance with this Agreement.

                  "Collateral Security Instrument" means any right, document or instrument, other than an REO Mortgage, given as security for the Loan.

                  "Collection Account" has the meaning set forth in Section 2.12(a) hereof.

                  "Collection Period" means, with respect to any Payment Date, the calendar month preceding such Payment Date; provided, however, that in the case of the first Payment Date, the "Collection Period" shall be the period from the Closing Date to the last day of the calendar month prior to such Payment Date.

                  "Condemnation Proceeds" means, in the event of a Taking with respect to any Mortgaged Property or REO Property, the proceeds in respect of such Taking less any reasonable third party out-of-pocket expenses incurred in collecting such proceeds.

                  "Contingent Obligation" means, as used in the definition of Other Borrowings, without duplication, any obligation of Borrower guaranteeing any indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly. Without limiting the generality of the foregoing, the term "Contingent Obligation" shall include any obligation of Borrower, whether or not contingent:

                  (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor;

                  (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor;

                  (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or

                  (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof.

The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming Borrower is required to perform thereunder) as determined by Agent in good faith.

                  "Contract Assignment" means, with respect to each REO Property, the Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals substantially in the form attached hereto as Exhibit D, dated as of the Closing Date and executed by the Borrower or an REO Acquisition Entity.

                  "Contracts" means the Management Agreement and all other agreements to which the Borrower is a party or which are assigned to the Borrower by the Manager in the Management Agreement and which are executed in connection with the construction, operation and management of the applicable REO Property (including, without limitation, agreements for the sale, lease or exchange of goods or other property and/or the performance of services by it, in each case whether now in existence or hereafter arising or acquired), as any such agreements have been or may be from time to time amended, supplemented or otherwise modified.

                  "Dealer" means any Person engaged in the business of buying and selling securities for such Person's own account, through a broker or otherwise, but does not include any Person insofar as such Person buys or sells securities for such Person's own account, either individually or in some fiduciary capacity, but not as a part of a regular business.

                  "Debt Service Coverage Test" means, with respect to the Mortgaged Properties, a test which shall be satisfied if the aggregate Adjusted Property Net Cash Flow at the time of determination is at least equal to the product of 1.25 and the Loan Debt Service.

                  "Deed of Trust Trustee" means the trustee under any REO Mortgage that is legally a "deed of trust."

                  "Default" means the occurrence of any event which, but for the giving of notice or the passage of time, or both, would be an Event of Default, or automatically constitutes an Event of Default without the giving of notice or the passage of time.

                  "Default Administration Fee" means an amount equal to the product of (x) 1 % and (y) the Principal Indebtedness as of the date the Default Administration Fee becomes payable.

                  "Default Rate" means the per annum interest rate equal to 5.0% per annum in excess of the rate otherwise applicable hereunder.

                  "Documents" means all "documents" as defined in the UCC or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Borrower.

                  "Eligible Account" means a separate and identifiable account from all other funds held by the holding institution that is: (i) an account maintained with a federal or state chartered depository institution or trust company whose (1) commercial paper, short-term debt obligations or other short-term deposits (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper, short-term debt obligations or other short-term deposits of such holding company) are rated by the Rating Agencies not less than "A-1"(or the equivalent), if the deposits are to be held in the account for less than thirty
(30) days or (2) long-term unsecured debt obligations are rated at least "AA-" (or the equivalent), if the deposits are to be held in the account more than thirty (30) days, (ii) an account the deposits in which are fully insured by the FDIC or (iii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity. An Eligible Account shall not be evidenced by a certificate of deposit, passbook, other instrument or any other physical indicia of ownership. Following a downgrade, withdrawal, qualification or suspension of such institution's rating, each account must promptly (and in any case within not more than thirty (30) calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted.

                  "Engineer" means Alexander Tudor, EnviroAssessments, Inc., Aaron & Wright or an Independent Engineer selected by Borrower and approved by Agent.

                  "Engineering Report" means the structural engineering reports with respect to a Mortgaged Property or REO Property prepared by an Engineer and delivered to Agent in connection with the Loan and any amendments or supplements thereto delivered to Agent.

                  "Environmental Auditor" means EnviroAssessments, Inc. or an Independent environmental auditor selected by Borrower and approved by Agent.

                  "Environmental Claim" means any notice, notification, request for information, claim, administrative, regulatory or judicial action, suit, judgment, demand or other written communication by any Person or Governmental
Authority  alleging  or  asserting  liability  with  respect to  Borrower or REO

Property (whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties) arising out of, based on or resulting from (i) the presence, Use or Release into the environment of any Hazardous Substance at any location (whether or not owned, managed or operated by Borrower) that affects the Borrower or REO Property, (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law or (iii) any alleged injury or threat of injury to human health, safety or the environment.

                  "Environmental Indemnity" means the Environmental Indemnity Agreement substantially in the form attached hereto as Exhibit O, dated as of the Closing Date, from the Borrower, as indemnitor, to the Lenders, Agent and Collateral Agent, as indemnitees.

                  "Environmental Laws" means any and all present and future applicable federal, state or local laws, statutes, ordinances or regulations, any judicial or administrative orders, decrees or judgments thereunder issued by a Governmental Authority, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the environment, human health or safety, or the Release or threatened Release of Hazardous Substances or otherwise relating to the Use of Hazardous Substances.

                  "Environmental Reports" means a "Phase I Environmental Site Assessment" (and, if necessary, a "Phase II Environmental Site Assessment") as referred to in the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, E 1527-94 and an asbestos survey, with respect to each Mortgaged Property or REO Property, prepared by an Environmental Auditor and delivered to Agent and any amendments or supplements thereto delivered to Agent.

                  "Equipment" means all "equipment" as defined in the UCC, now or hereafter owned by the Borrower or in which the Borrower has or shall acquire an interest, now or hereafter located on, attached to or contained in or used or usable in connection with any REO Property, and shall also mean and include all building materials, construction materials, personal property constituting furniture, fittings, appliances, apparatus, leasehold improvements, machinery, devices, interior improvements, appurtenances, equipment, plant, furnishings, fixtures, computers, electronic data processing equipment, telecommunications equipment and other fixed assets now owned or hereafter acquired by the Borrower and now or hereafter used in the operation of the business conducted at any REO Property, and all Proceeds thereof and as well as all additions to, substitutions for, replacements of or accessions to any of the items recited as aforesaid and all attachments, components, parts (including spare parts) and accessories, whether installed thereon or affixed thereto, and wherever located, now or hereafter owned by the Borrower and used or intended to be used in connection with, or with the operation of, any REO Property or the buildings, structures, or other improvements now or hereafter located at such REO Property, or in connection with any construction being conducted or which may be conducted thereon, all regardless of whether the same are located on such REO Property or are located elsewhere (including, without limitation, in warehouses or other storage facilities or in the possession of or on the premises of a bailee, vendor or manufacturer) for purposes of manufacture, storage, fabrication or transportation and all extensions and replacements to, and proceeds of, any of the foregoing, but exclusive of those items which are property of tenants of any REO Property or owned by Collateral Agent, a third party contractor or any other third party.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower is a member.

                  "Event of Default" has the meaning set forth in Section 7.1 hereof.

                  "Fee Interest" has the meaning set forth in Section 4.2(EE).

                  "Fee Letter" means the letter dated July 6, 1998 entered into by and between the Borrower and the Collateral Agent, with respect to the fees of the Collateral Agent under this Agreement.

                  "Final Collateral Agent Certification" has the meaning set forth in Section 2.15(b).

                  "Fiscal Year" means the 12-month period ending on December 31st of each year (or, in the case of the first fiscal year, such shorter period from the Closing Date through such date) or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Agent.

                  "Fund" has the meaning set forth in the definition of "Permitted Investments".

                  "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

                  "General Intangibles" means all "general intangibles" as defined in the UCC, now owned or hereafter acquired by Borrower.

                  "Governmental Authority" means any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Gross Revenue" means, for any period, the total dollar amount of all income and receipts received by, or for the account of, Borrower in the ordinary course of business with respect to a Mortgage Loan or REO Property, but excluding Loss Proceeds and Proceeds from any Capital Event with respect to a Mortgage Loan or REO Property.

                  "Ground Leases" means any ground lease between the lessor described therein and the Borrower, as lessee, that shall, in Agent's sole and absolute discretion, be included in the REO Property pursuant to the terms hereof.

                  "Ground  Lease  Impairment"  means  with  respect  to a Ground
Lease: (i) any termination, cancellation or surrender (in each case in whole or in part and whether or not pursuant to an express right contained in the Ground Lease); (ii) any modification, amendment, supplementation, or other change affecting such Ground Lease; (iii) any subordination, or consent to the subordination of, such Ground Lease to any mortgage or other Lien encumbering (or that may in the future encumber) the estate of the Lessor under the Ground Lease in any premise(s) demised to the Borrower under a Ground Lease; or (iv) Borrower's delivery of any notice to any lessor under a Ground Lease that materially impairs or may materially impair, or purports to materially limit the exercise of, Agent's rights and remedies under the related leasehold Mortgage or the applicable Ground Lease, whether caused by Borrower or suffered or permitted to occur by Borrower.

                  "Ground Rent" means any and all payments required of Borrower under a Ground Lease, including base rent, fixed rent, additional rent, and any other payments, sums or charges payable or required to be paid, whether to the ground lessor or a third party, under a Ground Lease.

                  "Guarantor" means Asset Investors Operating Partnership, L.P., a Delaware limited partnership.

                  "Guaranty of Nonrecourse Obligations" means, with respect to the Loan, the Guaranty of Nonrecourse Obligations guaranteeing the exceptions to the nonrecourse provisions of the Loan Documents for which liability is retained as described in Section 8.24 hereof, from the Guarantor to the Agent for the benefit of the Lenders, substantially in the form attached hereto as Exhibit M.

                  "Hazardous Substance" means, collectively, (i) any petroleum or petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in drinking water, and lead-based paint, (ii) any chemicals or other materials or substances which are now or hereafter become regulated as "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or any other hazardous material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                  "Impositions" means all taxes (including, without limitation, all real estate, ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed within the term of the Loan), ground rents, water, sewer or other rents and charges, excises, levies, governmental fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of any Mortgaged Property or REO Property, including any Rents and Accounts (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Borrower (including, without limitation, all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Mortgaged Property or REO Property, or any other collateral delivered or pledged to Lender in connection with the Loan, is located) or Lenders, (ii) any Mortgaged Property or REO Property, or any other collateral delivered or pledged to Lenders in connection with the Loan, or any part thereof or any Rents therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with any REO Property or the leasing or use of such REO Property or any part thereof, or the acquisition or financing of the acquisition of any REO Property by Borrower.

                  "Improvements" means all buildings, structures, fixtures and improvements of every nature whatsoever situated on the Land comprising an REO Property (including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements and including any additions, enlargements, extensions, modifications, repairs or replacements thereto).

                  "Indebtedness" means the Principal Indebtedness, together with all other obligations and liabilities due or to become due to the Lenders pursuant hereto, under the Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses paid by or payable to the Lenders hereunder or pursuant to the Note or any of the other Loan Documents.

                  "Indemnified Parties" has the meaning set forth in Section 5.1(K).

                  "Independent" means, when used with respect to any Person, a Person that (i) does not have any direct financial interest or any material indirect financial interest in Borrower or Collateral Agent or in any Affiliate of Borrower or Collateral Agent, and (ii) is not connected with Borrower or Collateral Agent or any Affiliate of Borrower or Collateral Agent as an officer, employee, trustee, partner, director or person performing similar functions.

                  "Index Maturity" has the meaning set forth in the definition of LIBOR.

                  "Initial Collateral Agent Certification" has the meaning set forth in Section 2.15(a).

                  "Instruments" means (i) all "instruments" as defined in the UCC, "chattel paper" as defined in the UCC, or letters of credit, evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Collateral (including, without limitation, promissory notes, drafts, bills of exchange and trade acceptances) and chattel paper obtained by Borrower in connection with any Mortgaged Property or REO Property (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files of Borrower relating thereto), (ii) notes or other obligations of indebtedness owing to Borrower from whatever source arising, in each case now owned or hereafter acquired by Borrower and (iii) all material covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting the Mortgaged Property or REO Property or any part thereof (including, without limitation, any which may (a) require material repairs, modifications or alterations in or to the Mortgaged Property or REO Property or any part thereof, or (b) in any way limit the use and enjoyment thereof).

                  "Insurance Proceeds" means, in the event of a casualty with respect to any Mortgaged Property or REO Property, the proceeds received under any insurance policy.

                  "Insurance Requirements" means all material terms of any insurance policy required pursuant to this Agreement or any REO Mortgage and all material regulations and then current standards applicable to or affecting any Mortgaged Property or REO Property or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over any Mortgaged Property or REO Property, or such other body exercising similar functions.

                  "Interest Accrual Period" means, in connection with the calculation of interest accrued with respect to any Payment Date, the period from and including the preceding Payment Date to but excluding such Payment Date; provided, however, that the first Interest Accrual Period for the Loan shall be from the Closing Date to but excluding the first Payment Date and the last Interest Accrual Period shall be from the last Payment Date to and including the Maturity Date.

                  "Interest Determination Date" means, in connection with the calculation of interest accrued for any Interest Accrual Period, the second Business Day preceding the first day of such Interest Accrual Period.

                  "Inventory" means all of Borrower's right, title and interest in and to any "inventory" as defined in the UCC, whether now or hereafter existing or acquired, and which arises out of or is used in connection with, directly or indirectly, the ownership and operation of each REO Property, all Documents representing the same and all Proceeds and products of such Inventory.

                  "Land" has the meaning provided in any REO Mortgage.

                  "Leases" means all leases, subleases, lettings, occupancy agreements, tenancies and licenses of a Mortgaged Property or by Borrower as landlord of each REO Property or any part thereof now or hereafter entered into, and all amendments, extensions, renewals and guarantees thereof, and all security therefor.

                  "Legal Requirements" means all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting either Borrower, a Mortgaged Property or an REO Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting a Mortgaged Property or REO Property or any part thereof (including, without limitation, any which may (i) require repairs, modifications or alterations in or to a Mortgaged Property or REO Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof).

                  "Lender" has the meaning provided in the first paragraph of this Agreement.

                  "Lender's Terms" has the meaning provided in Section 5.1(X).

                  "LIBOR" means the rate per annum calculated as set forth below:

                  (i) On each Interest Determination Date, LIBOR will be determined on the basis of the offered rate for deposits of not less than U.S. $1,000,000 for a period of one month (the "Index Maturity"), commencing on such Interest Determination Date, which appears on Telerate Page 3750 as of 11:00 a.m., London time (or such other page as may replace the Telerate Page on that service for the purposes of displaying London interbank offered rates of major banks). If no such offered rate appears, LIBOR with respect to the relevant Interest Accrual Period will be determined as described in (ii) below.

                  (ii) With respect to an Interest Determination Date on which no such offered rate appears on Telerate Page 3750 as described in (i) above, LIBOR shall be the arithmetic mean, expressed as a percentage, of the offered rates for deposits in U.S. dollars for the Index Maturity which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on such date. If, in turn, such rate is not displayed on the Reuters Screen LIBO Page at such time, then LIBOR for such date will be obtained from the preceding Business Day for which the Reuters Screen LIBO Page displayed a rate for the Index Maturity.

                  (iii) If on any Interest Determination Date Agent is required but unable to determine LIBOR in the manner provided in paragraphs (i) and (ii) above, LIBOR for the next Interest Accrual Period shall be LIBOR as determined on the previous Interest Determination Date or, in the case of the first Interest Determination Date, 5.66%.

All percentages resulting from any calculations of LIBOR referred to in this Agreement will be rounded to the nearest multiple of 1/100 of 1 % (with one-half of 1/100 of 1 % or more being rounded upwards) and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

                  "Lien" means any mortgage,  deed of trust,  lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting Borrower or a Mortgaged Property or REO Property or any portion thereof, or any interest therein (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances).

                  "Loan" means the loan made by Agent to Borrower pursuant to the terms of this Agreement.

                  "Loan Amount" means an amount equal to the sum of (i) $39,000,000 and (ii) the amount funded pursuant to Section 2.1(c); provided, that the aggregate Loan Amount may not exceed $44,000,000.

                  "Loan Debt Service" means the product of the Market Constant and the outstanding Principal Indebtedness.

                  "Loan Documents" means this Agreement, the Note, the Assignment and Security Agreement, the Collateral Assignment of Mortgage, Collateral Assignment of Assignment of Leases, the Contract Assignment, the
Management Agreement, the Manager's Subordination, REO Mortgages, the Assignments of Rents and Leases, the Pledge Agreement, the Environmental
Indemnity Agreement, the Guaranty of Non-Recourse Obligations and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrower, the Collateral Agent or an Affiliate to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement, the REO Mortgages or the other documents listed above as same may be amended or modified from time to time.

                  "Loan to Value Test" means, as of any date of calculation, the test that shall be satisfied if the Principal Indebtedness is not greater than the product of the Market Value and 65%.

                  "Loss Proceeds" means Condemnation Proceeds and/or Insurance Proceeds.

                  "Losses" has the meaning provided in Section 5.1(L).

                  "Lost Note Affidavit" means an affidavit, executed by the mortgagee or its assignee or the successor in interest of either of them, with respect to a Mortgage Note, certifying that the Mortgage Note has been lost or misplaced and the circumstances of such loss, and containing the mortgagee's indemnity against any loss, liability or expense incurred on account of such loss, all on terms and conditions satisfactory to Agent.

                  "Management Agreement" means with respect to each REO Property, the Property Management Agreement entered into between the Borrower and the Manager, in the form attached hereto as Exhibit D, or in such other form as may be approved by the Agent, as such agreement may be amended, modified or supplemented and in effect from time to time.

                  "Manager"  means  AIC  Community  Management  Partnership,   a
Delaware general partnership, or its successor in interest.

                  "Manager's Subordination" means, with respect to each REO Property, each Manager's Consent and Subordination of Management Agreement, executed by the Manager, the Borrower and the Agent, in the form attached hereto as Exhibit G, dated as of the Closing Date.

                  "Market Constant" means the highest of (a) the current annual interest rate on the Loan adjusted to reflect amortization on a thirty (30) year schedule, (b) 9.0% and (c) the Treasury Rate plus 175 basis points adjusted to reflect amortization on a thirty (30) year schedule.

                  "Market Value" means, with respect to a Mortgage Loan or REO Property at any time, Agent's estimate of the current market value of such Mortgage Loan or REO Property based upon such methods of analysis as Agent shall reasonably determine. Whenever a Market Value determination is required under this Agreement, Borrower shall cooperate with Agent in its determination of Market Value of each Mortgage Loan or REO Property (including, without limitation, providing all information and documentation in the possession of Borrower regarding any individual Mortgage Loan or REO Property).

                  "Material Adverse Effect" means a material adverse effect upon
(i) the business operations, properties, assets or condition (financial or otherwise) of Borrower, (ii) the ability of Borrower to perform, or of Agent to enforce, any of the Loan Documents or (iii) the value of any Mortgage Loan or REO Property.

                  "Maturity  Date" means the earlier of (a) October 14, 1998, or
(b) such earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise under this Agreement or any of the other Loan Documents.

                  "Money" means all moneys, cash, rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of each REO Property.

                  "Monthly  Statement"  has  the  meaning  provided  in  Section
2.12(d).

                  "Mortgage" means, with respect to any Mortgage Loan, the mortgage, deed of trust or other instrument creating a lien on or priority ownership interest in an estate in fee simple in real property securing a Mortgage Note. To the extent any such mortgage, deed of trust or other instrument has been restated or amended, "Mortgage" shall mean such mortgage, deed of trust or other instrument as so restated or amended.

                  "Mortgage Loan" means the mortgage loan collaterally assigned to or for the benefit of Agent pursuant to the provisions of the Assignment and Security Agreement and the Collateral Assignment of Mortgage evidenced by a Mortgage Note and secured by a Mortgage.

                  "Mortgage Loan Documents" means all of the documents or instruments necessary in the judgment of Agent's counsel to effectuate and perfect the pledge of the Mortgage Loan to or for the benefit of Agent hereunder, which documents and instruments shall include, without limitation:

                  (A) the original executed Mortgage Note endorsed in blank by Borrower (or if the original Mortgage Note has been lost, an original Lost Note Affidavit with a copy of the original executed Mortgage Note attached) containing (x) a complete chain of original endorsements from the named payee to Borrower (provided that with respect to Mortgage Notes that have been transferred at any time pursuant to a statutory merger, consolidation or other such transaction, other evidence of the legal basis for the acquisition thereof, such as a certificate of merger, may be furnished in lieu of such endorsements) and (y) original counterparts of all extensions and modifications thereof (or similar affidavits as to lost extensions or modifications);

                  (B) the original recorded Mortgage, with evidence of recording thereon (or, in those instances where the original is not available and is not required in order to enforce Borrower's interest in such Mortgage Loan, a copy of the Mortgage certified by the Borrower to be a true and correct copy of the original submitted for recording) and each original recorded (or copy certified as set forth above in this paragraph) prior intervening assignment thereof showing a complete chain of recorded assignments from the original mortgagee to Borrower, and the original of any assumption or modification agreement with evidence of the recording thereof indicated thereon, together with originals or copies of any forbearance or restructuring agreements pertaining thereto;

                  (C)  an  executed   Collateral   Assignment   of  Mortgage  in
         recordable form in favor of Agent;

                  (D) if the Mortgagor has assigned its rights under Leases on the related Mortgaged Property to the holder of such Mortgage by a separate instrument, the original Assignment of Leases (or, in those instances where the original is not available, a copy of the Assignment of Leases certified by the Borrower to be a true and correct copy of the original Assignment of Leases), with evidence of recording thereon, and any intervening assignments thereof showing a complete chain of recorded assignments from the original mortgagee to Borrower;

                  (E) an executed Collateral Assignment of Assignment of Leases in recordable form in favor of Agent;

                  (F) with respect to any Mortgage Loan for which payments on the related Mortgage Note have been and continue to be guaranteed by a Person other than the related Mortgagor, an original (where available) or copy of the agreement relating to such guarantee;

                  (G) the original title policy, insuring the interest of the lender with respect to the Mortgaged Property, or, if such original title policy is not available, a copy thereof, if any, and such title policy shall include the following endorsements, as applicable: (a) for any additional advances over the original amount of the insured debt, an additional advance endorsement; (b) for any revolving Mortgage Loans, a revolving credit endorsement; (c) for any multi-disbursement loan, in jurisdictions where by custom the amount of title coverage is increased by endorsement with each disbursement, all such endorsements;
         (d) ALTA 110.5 endorsements or equivalent, in the case to the extent the same are applicable in respect of the related Mortgage Loan; (e) such other endorsements as Agent shall reasonably require; and (f) an endorsement recognizing Borrower as the insured and Agent (or Collateral Agent acting on Agent's behalf) as collateral assignee pursuant to the Collateral Assignment of Mortgage;

                  (H) a copy of the UCC- 1 financing statement and related continuation statements, if any, each with evidence of filing thereon, together with either (x) assignments of financing statements on Form UCC-3 or UCC-2 naming Borrower as assignor and Agent on behalf of the Lenders as assignee or (y) if required under applicable law, a new financing statement on Form UCC- 1 naming Borrower as debtor and Agent on behalf of the Lenders as secured party;

                  (I) if separate from the Mortgage, the original security agreement, all original prior assignments thereof (or, in those instances where the original security agreement and original prior assignments thereof are not available, a copy of the original security agreement and original prior assignments certified by Borrower to be a true and correct copy of the original security agreement and original prior assignments), and an assignment thereof from Borrower to Agent on behalf of the Lenders;

                  (J) any and all amendments, modifications and supplements to, and any waivers related to, any of the foregoing;

                  (K) an original assignment in blank of all the Mortgage Loan Documents under which Borrower holds rights, executed by Borrower;

                  (L) a Unilateral Notice of Collateral Assignment of Mortgage Loan; and

                  (M) such other documents, deliveries, certificates and other items as Agent shall require to effectuate and perfect the collateral assignment to Agent or Collateral Agent of the Mortgage Loan and all rights of Borrower under the Mortgage Loan.

                  "Mortgage Note" means the note or other evidence of the indebtedness of a Mortgagor in respect of a Mortgage Loan secured by a Mortgage, including any loan agreement evidencing or setting forth the terms of such indebtedness.

                  "Mortgaged Property" means the commercial real property that constitutes security for a Mortgage Loan, together with any real or personal property, fixtures, leases and other property or rights pertaining thereto.

                  "Mortgagor" means the obligor on a Mortgage Note and the then-current owner of any Mortgaged Property.

                  "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Net Proceeds" means either (x) the purchase price (at foreclosure or otherwise) actually received by Agent from a third party purchaser with respect to each Mortgage Loan or REO Property, as a result of the exercise by Agent of its rights, powers, privileges and other remedies after the occurrence of an Event of Default or (y) in the event that Agent (or its nominee) is the purchaser at foreclosure of such Mortgage Loan or REO Property, the higher of (i) the amount of Agent's credit bid or (ii) such amount as shall be determined in accordance with applicable law, and in either case minus all reasonable costs and expenses (including, without limitation, all attorneys' fees and disbursements and any brokerage fees, if applicable) incurred by Agent (and its nominee, if applicable) in connection with the exercise of such remedies; provided, however, that such costs and expenses shall not be deducted to the extent such amounts previously have been added to the Indebtedness in accordance with the terms of the Loan Documents or applicable law.

                  "New Ground Lease" means, after the termination or expiration of any Ground Lease, any new, replacement or substitute Ground Lease issued to or obtained by Agent or its designee with respect to or in place of the terminated Ground Lease, whether pursuant to any provision of the terminated Ground Lease or otherwise.

                  "Note" means the note substantially in the form of Exhibit E hereto, made by Borrower to Agent pursuant to this Agreement, as such note may be modified, amended, supplemented or extended.

                  "Officer's Certificate" means a certificate delivered to Agent by Borrower which is signed by an authorized officer of Borrower.

                  "Operating Expenses" means, for the period of calculation, all expenditures incurred and required under GAAP during such period in connection with the ownership, operation, maintenance, repair and/or leasing of the REO Property. Notwithstanding the foregoing, Operating Expenses shall not include
(a) Capital Improvement Costs, (b) any extraordinary items (unless Agent and Borrower approve of the inclusion of such items as Operating Expenses), (c) depreciation, amortization and other non-cash charges, or (d) any payments of principal or interest on the Indebtedness or otherwise payable to the holder of the Indebtedness. Operating Expenses shall be calculated on the accrual basis of accounting.

                  "Operating Revenues" means, for the period of calculation, all regular ongoing income during such period from the operation of an REO Property which, in accordance with GAAP, is included in annual financial statements as operating income. Notwithstanding the foregoing, Operating Revenues shall not include (a) any Loss Proceeds (other than business interruption proceeds or Condemnation Proceeds in connection with a temporary Taking and, in either case, only to the extent allocable to such period or other applicable reporting period and Agent approves of the inclusion of such proceeds), (b) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of an REO Property, (c) any Rent attributable to a Lease either prior to the date on which the actual payment of Rent is required to be made thereunder or to the extent such Rent would not qualify as Operating Revenues under the cash basis of accounting, (d) any interest income from any source, or (e) any other extraordinary items as reasonably determined by Agent. Operating Revenues shall be calculated on the accrual basis of accounting.

                  "Organizational Agreement" means the Limited Liability Company Agreement of each Borrower, each dated as of July 13, 1998, as amended and restated from time to time.

                  "Origination Fee" means the fee designated as such in the Application Letter payable by Borrower to Agent on the Closing Date.

                  "Other Borrowings" means, with respect to Borrower, without duplication (but not including the Indebtedness) (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, and obligations evidenced by bankers' acceptances,
(iv) all indebtedness of such Person secured by a Lien on any property owned by such Person (whether or not such indebtedness has been assumed), (v) all Contingent Obligations of such Person, (vi) liabilities and obligations for the payment of money relating to a capitalized lease obligation or sale/leaseback obligation, (vii) liabilities and obligations representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of business that would constitute ordinarily a trade payable to trade creditors, and (viii) all payment obligations of such
Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars or similar agreements) and similar agreements.

                  "Participation" has the meaning provided in Section 5.1(Y).

                  "Payment Date" has the meaning provided in Section 2.5.

                  "Payment Date Statement" has the meaning provided in Section 2.12(d).

                  "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation
established under ERISA, or any successor thereto.

                  "Permits" means all licenses, permits, variances and certificates required by Legal Requirements to be obtained by Borrower and used in connection with the ownership, operation, use or occupancy of any REO Property (including, without limitation, business licenses, state health department licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of any REO Property).

                  "Permitted Encumbrances" means, with respect to each Mortgaged Property or REO Property, collectively, (i) the Lien created by the Mortgage or REO Mortgage, respectively, or any other Loan Documents of record, (ii) all Liens and other matters disclosed on the Title Insurance Policy concerning such Mortgaged Property or REO Property, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet delinquent or being contested in good faith and by appropriate proceedings in accordance with the Mortgage or REO Mortgage, (iv) mechanic's or materialmen's Liens, if any, being contested in good faith and by appropriate proceedings in accordance with the Mortgage or REO Mortgage, provided that no foreclosure has been commenced by the lien claimant,
(v) rights of existing and future tenants and residents as tenants only pursuant to Leases and (vi) Liens permitted pursuant to Section 6.1(C).

                  "Permitted Investments" means any one or more of the following obligations or securities acquired at a purchase price of not greater than par:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America;

                  (ii) obligations of the following United States of America government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations);

                  (iii) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short-term obligations of which are rated in the highest short-term rating category by the Rating Agencies;

                  (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) has the highest short-term rating of at least two of the Rating Agencies or is rated with a long term rating of at least AA-by Standard & Poor's Ratings Services or at least Aa3 by Moody's Investors Service, Inc. for such securities;

                  (v) debt obligations with maturities of not more than 365 days and rated by the Rating Agencies in its highest long-term unsecured rating category;

                  (vi) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 270 days and that is rated by the Rating Agencies in their highest short-term unsecured debt rating;

                  (vii) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated "AAA" (or the equivalent) by the Rating Agencies;

                  (viii) units of taxable money market funds which funds are regulated investment companies and seek to maintain a constant net asset value per share and which are rated in the highest category by at least one of the Rating Agencies; and

                  (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, which the Agent shall have approved in writing;

provided,  however,  that (A) the  investments  described in clauses (i) through
(vi) above must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity; and provided, further, that, in the judgment of Agent, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if such instrument or security evidences (x) a right to receive only interest payments or (y) the right to receive principal and interest payments derived from an underlying investment at a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                  "Personalty" means all right, title and interest of Borrower in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Borrower and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to an REO Property or which may be used in or relating to the planning, development, financing or operation of such REO Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Borrower under leases of fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs.

                  "Plan" means an employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate during the five-year period ended prior to the date of this Agreement or to which Borrower or any ERISA Affiliate makes, is obligated to make or has, within the five-year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

                  "Pledge Agreement" means, with respect to the Borrower, the Pledge Agreement substantially in the form attached hereto as Exhibit L, from each of the members of Borrower to the Agent, dated as of the Closing Date, as same may thereafter from time to time be supplemented, amended, modified or extended by one or more agreements supplemental thereto.

                  "Principal Indebtedness" means the principal amount of the Loan outstanding as adjusted by each increase, by additional advances or otherwise (including for advances made by Lenders to protect the Collateral), or decrease in such principal amount of the Loan outstanding, whether as a result of prepayment or otherwise, from time to time.

                  "Proceeds" shall have the meaning given in the UCC and, in any event, shall include, without limitation, all of Borrower's right, title and interest in and to proceeds, product, offspring, rents, profits or receipts, in whatever form, arising from the Collateral.

                  "Property Income" means all rents, income, issues, profits, security deposits and other benefits to which the Mortgagor may now or hereafter be entitled from a Mortgaged Property or under or in connection with the Leases, including all income received from tenants, transient guests, lessees, licensees and concessionaires and other persons occupying space at such Mortgaged Property or rendering services to such Mortgaged Property's tenants.

                  "Proposed Terms" means, with respect to any Refinancing Transaction, to the extent applicable, interest rate, amount, term, application and financing fees, lock box requirements, recourse guarantees, indemnity requirements and prepayment penalties and prohibitions, and any other material or non customary terms in a transaction of such type.

                  "Rating Agencies" means at least two of Fitch IBCA, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Standard & Poor's Ratings Services.

                  "Refinancing Transaction" has the meaning set forth in Section 5.1(X).

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata).

                  "Remedial Work" has the meaning provided in Section 5.1(F)(i).

                  "Rents" means all income, rents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits (other than utility and security deposits) and other benefits from a Mortgaged Property or an REO Property.

                  "REO Mortgage" means, with respect to any REO Property, a first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing or Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, substantially in the form attached hereto as Exhibit B, dated as of the Closing Date, granted by Borrower to or for the benefit of Agent (or, in the case of a Deed of Trust, to Deed of Trust Trustee for the benefit of Agent) with respect to such REO Property as security for the Loan, as same may thereafter from time to time be supplemented, amended, modified or extended by one or more agreements supplemental thereto.

                  "REO Property" individually and in the aggregate, means, at any time, the Ground Leases (in the event of the inclusion of the Ground Leases in the REO Property pursuant to Section 2.1(c) hereof), the Land, the Improvements, the Personalty, the Leases, the Rents and the Equipment (to the extent the same shall be deemed to be fixtures), and all rights, titles, interests and estates appurtenant thereto, encumbered by, and more particularly described in, the applicable REO Mortgage.

                  "Request for Release" means, with respect to a Mortgage Loan, a Request for Release, substantially in the form attached hereto as Exhibit R, executed by Borrower.

                  "Single-Purpose Entity" means a Person, other than an individual, which (i) is formed or organized under the laws of a state of the United States or the District of Columbia solely for the purpose of acquiring and directly holding an ownership interest in the Mortgage Loan or REO Properties, (ii) does not engage in any business unrelated to the Mortgage Loan or REO Properties, (iii) does not have any assets other than those related to its interest in the Mortgage Loan or REO Properties or any indebtedness other than as permitted by this Agreement, an REO Mortgage or the other Loan Documents, (iv) has its own separate books and records and has its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (v) is subject to all of the limitations on powers set forth in the Organizational Agreement of Borrower and the managing member of Borrower as of the Closing Date and (vi) holds itself out as being a Person separate and apart from any other Person.

                  "Survey" means a certified ALTA/ACSM survey of each Mortgaged Property or REO Property prepared by a registered Independent surveyor and in form and content satisfactory to the Agent and the company issuing the Title Insurance Policy for such Mortgaged Property or REO Property.

                  "Taking" means a taking or voluntary conveyance during the term hereof of all or part of any Mortgaged Property or REO Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting a Mortgaged Property or REO Property or any portion thereof whether or not the same shall have actually been commenced.

                  "Title Insurance Policy" means a mortgagee's title insurance policy or policies (a) issued by one or more title companies satisfactory to Agent which policy or policies shall be in form ALTA 1992 (with waiver of arbitration provisions) (with co-insurance or reinsurance as Agent may require reasonably satisfactory to Agent), naming Borrower (or, in the case of an REO Property, Agent) as the insured party, (b) insuring the Mortgage or, in the case of an REO Property, REO Mortgage as being a first (and, in the case of the Mortgaged Property only, second) priority lien upon the Mortgaged Property or, in the case of an REO Property, REO Property, (c) showing no encumbrances against the Mortgaged Property or, in the case of an REO Property, REO Property (whether junior or superior to the Mortgage or REO Mortgage) which are not acceptable to Agent other than Permitted Encumbrances, (d) in an amount acceptable to Agent, and (e) otherwise in form and content acceptable to Agent. Such Title Insurance Policy shall include the following endorsements or affirmative coverages in form and substance reasonably acceptable to Agent: variable rate endorsement; survey endorsement; comprehensive endorsement; zoning (ALTA 3.1 with parking added) endorsement; first loss, last dollar and tie-in endorsement; access coverage; separate tax parcel coverage; contiguity (if applicable) coverage; and such other endorsements as Agent shall reasonably require in order to provide insurance against specific risks identified by Agent in connection with the Mortgaged Property or, in the case of an REO Property, REO Property.

                  "Total Loan Balance" means, as to a Mortgage Loan, an amount equal to the full amount of such Mortgage Loan including all principal, interest, prepayment premium, repayment premium, yield maintenance payments (if any), minimum internal-rate-of-return payments (if any), breakage, and other charges payable by the Mortgagor pursuant to the applicable documentation.

                  "Trademark" means the trademark licenses, trademarks, rights in intellectual property, trade names, service marks and copyrights relating to the REO Property or the license to use intellectual property such as computer software owned or licensed by Borrower or other proprietary business information relating to Borrower's policies, procedures, manuals and trade secrets.

                  "Transaction" means the transaction contemplated by the Loan Documents.

                  "Transaction Costs" means all costs and expenses paid or payable by Borrower relating to the Transaction (including, without limitation, appraisal fees, legal fees and accounting fees and the costs and expenses described in Section 8.23).

                  "Transfer" means the conveyance, assignment, sale, mortgaging, encumbrance (other than a Permitted Encumbrance), pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of a Mortgage Loan or REO Property; (b) in the stock, membership interests or other beneficial ownership interests in any member of Borrower; (c) in the Borrower; or (d) in any Person having a direct or indirect legal or beneficial ownership in the Borrower; and shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein the Borrower agrees to sell any REO Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by the Borrower leasing all or a substantial part of any REO Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, the Borrower's right, title and interest in and to any Leases or any Rent; a transaction or other event pursuant to which the Guarantor no longer controls (directly or indirectly) the Borrower; any instrument subjecting any REO Property to a condominium regime or transferring ownership to a cooperative corporation; the dissolution or termination of the Borrower or the merger or consolidation of the Borrower with any other Person; and any transfer of management of any REO Property to an entity that is not an Affiliate of the Guarantor. Notwithstanding the foregoing, the term "Transfer" shall not include (i) the transfer by AIC to the managing member of Borrower of AIC's membership interest in Borrower; (ii) the issuance of stock by AIC or any transfer or acquisition by any Person of such stock or the issuance of limited partnership units by the managing member of Borrower or any transfer or acquisition by any Person of such limited partnership units (including by way of merger or consolidation of AIC or the managing member of Borrower), provided that the holders of a majority of partnership interests of the managing member of the Borrower as of the Closing Date shall continue to hold a majority of the partnership interests of the managing member of the Borrower at all times.

                  "Treasury Rate" means the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to, but not later than, the tenth anniversary of the date on which such rate is calculated with such yield based on the bid price for such issue as determined by the Agent.

                  "UCC" means with respect to any Collateral, the Uniform Commercial Code as in effect on the date hereof in the state where such Collateral is located, as amended from time to time; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state where such Collateral is located, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "UCC Searches" has the meaning set forth in Section 3.1(AA) hereof.

                  "Unilateral Notice of Collateral Assignment of Mortgage Loan" means, with respect to a Mortgage Loan, a Unilateral Notice of Collateral Assignment of Mortgage Loan, substantially in the form attached hereto as Exhibit Q, executed by Borrower.

                  "Use" means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation of such Hazardous Substance.

                  "Welfare Plan" means an employee welfare benefit plan as defined in Section 3(1) of ERISA established or maintained by Borrower or any ERISA Affiliate or that covers any current or former employee of Borrower or any ERISA Affiliate.


                                   ARTICLE II.

                                  GENERAL TERMS

                  Section 2.1. The Loan. (a) Subject to the terms and conditions of this Agreement, the initial Lender shall lend to Borrower on the Closing Date the amount referred to in clause (i) of the definition of Loan Amount. The proceeds of the Loan shall be used solely for the purposes identified in Section
2.2 hereof. On the Closing Date, upon the satisfaction of the conditions set forth in Section 3.1, the initial Lender shall wire or other transfer of immediately available funds to an account designated by Borrower in an amount equal to (x) the amount referred to in clause (i) of the definition of Loan Amount, less (y) the sum of (i) the Origination Fee (giving credit to the Application Deposit), (ii) the out-of-pocket expenses incurred by initial Lender in connection with the origination and funding of the Loan, and (iii) the fees and expenses of Agent's counsel and Collateral Agent's counsel.

                  (b) The Loan shall constitute one general obligation of Borrower to the Lenders and shall be secured by the security interest in and

Liens granted upon all of the Collateral, and by all other security interests and Liens at any time or times hereafter granted by Borrower to the Lenders or to Collateral Agent on behalf of the Lenders.

                  (c) After the Closing Date, so long as no Event of Default shall have occurred and be continuing, the Lenders shall, in Lenders' sole and absolute discretion, lend to the Borrower in accordance with the procedure set forth below a single advance in the lesser of (i) the maximum amount permitted pursuant to the definition of Loan Amount or (ii) the maximum amount that following the making of such advance would cause the Borrower to continue to satisfy the Loan to Value Test and the Debt Service Coverage Test, to be remitted to the Borrower for general corporate purposes:

                  (i) any Ground Leases that shall be included in the REO Property in connection with such advance shall be in form and substance reasonably satisfactory to Agent;

                  (ii) any Ground Leases that shall be included in the REO Property in connection with such advance and the Borrower shall have satisfied the conditions set forth in Section 3.1(I), (J), and (L) through (EE) (as if the additional advance date were the Closing Date for this purpose);

                  (iii) the initial Lender and Collateral Agent shall have received from counsel to Borrower, legal opinions in substantially the form attached hereto as Exhibit H-2 with respect to the Ground Leases and a legal opinion with respect to the perfection of the security interest granted to Agent under the Pledge Agreement. Such legal opinions shall be addressed to Agent and Collateral Agent and their successors and assigns, dated the date of the additional advance, and in form and substance reasonably satisfactory to Agent and Collateral Agent and their respective counsel;

                  (iv) the Agent shall have received estoppel certificates from all lessors under the Ground Leases, in form and substance reasonably acceptable to Agent;

                  (v) the  Borrower  shall submit to the Agent not less than ten
         (10) Business Days prior to the proposed funding date of such advance an Officer's Certificate, describing the amount of the requested advance, and certifying that (i) the representations and warranties of the Borrower set forth in Sections 4.1, 4.2 and 4.3 hereof are true and correct on such date as if made on such date (subject to any exceptions set forth in a schedule to such certificate), (ii) no Default with respect to the payment of money or Event of Default has occurred and is continuing on such date, (iii) Borrower is in good standing in its jurisdiction of formation and (iv) there have been no changes in the Organization Agreement since the Closing Date (or if there have been changes, certifying as to the changes);

                  (vi) the Agent shall have five (5) Business Days from the date of its receipt of the Officer's Certificate specified in clause (i) above to modify the amount of the advance; and

                  (vii) in the event the Lenders shall make the advance, on the advance funding date, the Lenders shall wire transfer to an account designated by Borrower the advance in immediately available funds minus the Origination Fee and any reasonable out-of-pocket expenses incurred by the Agent in connection with such advance and reasonable fees and expenses of the Lenders' counsel.

                  Section 2.2. Use of Proceeds. Proceeds of the Loan shall be used only for the following purposes: (a) to provide funding for the purchase price of the Collateral that Borrower acquires or refinances, (b) to pay to Agent the Origination Fee, (c) to pay to Lenders the out of pocket expenses incurred by Lenders in connection with the origination and funding of the Loan,
(d) to pay for Borrower's expenses and disbursements incurred in connection with the Transaction and (e) to pay to counsel to each of Collateral Agent, the Agent and the Borrower its respective fees, expenses and disbursements.

                  Section 2.3. Security for the Loan. The Note and Borrower's obligations hereunder and under all other Loan Documents shall be secured by (a) liens upon the Mortgage Loan pursuant to the Collateral Assignment of Mortgage,
(b) liens upon the REO Properties pursuant to the REO Mortgages and (c) all other security interests and Liens granted in this Agreement and in the other Loan Documents.

                  Section 2.4. Borrower's Note. Borrower's obligation to pay the principal of and interest on the Loan and all other amounts due under the Loan Documents shall be evidenced initially by the Note, duly executed and delivered by Borrower and registered in the name of Agent on the Closing Date. The Note shall be payable as to principal, interest and all other amounts due under the Loan Documents, as specified in this Agreement, with a final maturity on the Maturity Date. Agent or Collateral Agent on behalf of Agent is hereby authorized to endorse on the schedule attached to the Note (or on a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and amount of the Loan and each payment of principal, interest or other amounts due under the Loan Documents, in respect thereof. Such schedule shall, absent manifest error, constitute prima facie evidence of the accuracy of the information contained therein. The failure of Agent to make a notation on the schedule to the Note as aforesaid shall not affect the obligations of Borrower hereunder or under the Note or any other Loan Document in any respect. The Agent shall have the right to have the Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, upon written request to the Borrower and, in such event, the Borrower shall promptly execute additional or replacement Notes. At no time shall the aggregate original principal amount of the Note (or of such replacement Notes) exceed the Loan Amount.

                  Section 2.5. Principal and Interest. (a) Borrower shall pay to
Agent interest on the Principal Indebtedness of the Loan from the Closing Date to but excluding the date the Loan shall be paid in full at the interest rate provided in Section 2.5(b) below. Interest on the Loan shall accrue on the Principal Indebtedness commencing on the Closing Date and shall be payable in arrears on the first day of the month following the month in which the Closing Date occurs and on the first day of each and every month thereafter through the month in which the Maturity Date occurs, unless, in any such case, such day is not a Business Day, in which event such interest shall be payable on the first Business Day following such date (such date for any particular month, the "Payment Date"). The Agent and the Collateral Agent shall calculate LIBOR on each Interest Determination Date for the related Interest Accrual Period and communicate to the Borrower such rate for such period. The Principal Indebtedness of the Loan shall not be due and payable prior to the Maturity Date, except if the Principal Indebtedness is accelerated pursuant to the Loan Documents. The entire outstanding Principal Indebtedness of the Loan and the Note, together with all accrued but unpaid interest thereon and all other amounts due under the Loan Documents, shall be due and payable by Borrower to the Lenders on the Maturity Date. Interest shall be computed on the basis of a 360 day year and the actual number of days elapsed.

                  (b) For the initial Interest Accrual Period, the Principal Indebtedness shall bear interest at a rate per annum equal to 6.66%. For each Interest Accrual Period, the Principal Indebtedness shall bear interest at a rate per annum equal to the sum of LIBOR determined as of the Interest Determination Date immediately preceding such Interest Accrual Period plus 1.00%.

                  (c) While an Event of Default has occurred and is continuing, Borrower shall pay to Agent interest at the Default Rate on any amount owing to the Lenders not paid when due until such amount is paid in full.

                  Section 2.6. Voluntary Prepayment. (a)Borrower may voluntarily prepay the Loan, in whole or in part, on any Payment Date; provided, however, that, any such prepayment shall be accompanied by an amount representing all accrued interest on the portion of the Loan being prepaid and other amounts then due under the Loan Documents.

                  (b) In the event of any such voluntary prepayment, Borrower shall give Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay, which notice shall be given at least fifteen
(15) days' prior to the date upon which prepayment is to be made and shall specify the Payment Date on which such prepayment is to be made and the amount of such prepayment (which shall not be less than the lesser of $1,000,000 and the outstanding Indebtedness). If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein (unless such notice is revoked by Borrower prior to the date specified therein in which event Borrower shall immediately reimburse Agent for any costs incurred in connection with the giving of such notice and its revocation).

                  Section 2.7. No Sale/Encumbrance; Mandatory Prepayment. (a) Borrower shall not, without the prior written consent of Agent, which consent may be withheld in Agent's sole and absolute discretion, enter into a Capital Event with respect to a Mortgage Loan or REO Property or any part thereof or interest therein or permit a Mortgage Loan or REO Property or any part thereof or interest therein to be the subject of a Capital Event, or Transfer or permit to be Transferred any direct or indirect interest in the Borrower. Agent reserves the right to condition any consent required or Transfer permitted hereunder upon a modification of the terms hereof and on assumption of the Note, this Agreement and the Loan Documents as so modified by the proposed transferee and payment of all of Lenders' expenses incurred in connection with such Transfer, the Borrower's continued compliance with the requirement that Borrower continue to operate as a Single Purpose Entity, or such other conditions as Agent shall determine in its sole discretion.

                  (b) Except as otherwise provided in Section 2.12(f) in the event Loss Proceeds are required to be made available for restoration pursuant to a Mortgage or REO Mortgage and excluding Loss Proceeds which Borrower is obligated to turn over to tenants or other third persons pursuant to applicable law, in the event of a casualty or a Taking of a Mortgaged Property or REO Property, in whole or in part, Borrower shall cause all Loss Proceeds otherwise payable with respect to the Mortgaged Property or REO Property to be deposited directly into the Collection Account in accordance with Section 2.12(a)(ii) and shall, on the Payment Date occurring on or immediately following the receipt of the Loss Proceeds, apply the Loss Proceeds solely to make the payments required pursuant to clause third of Section 2.12(b) of this Agreement.

                  (c) Upon payment or prepayment of the Loan in full, Borrower shall pay to the Lenders, in addition to the amounts specified in Section 2.6,
Section 2.7 and Section 2.12, as applicable, all other amounts then due and payable to the Lenders pursuant to the Loan Documents.

                  Section 2.8. Application of Payments After Event of Default. All proceeds relating to any repayments of the Loan after the Collateral Agent shall have received written notice of the occurrence of an Event of Default and the acceleration of the Indebtedness shall be applied to pay: first, any unpaid fees of the Collateral Agent payable pursuant to the Fee Letter and any reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders, in that order, reimbursable pursuant to the terms of this Agreement arising as a result of such repayment; second, any accrued and unpaid interest then payable with respect to the Loan or the portion thereof being repaid; third, the outstanding Principal Indebtedness or the portion thereof being repaid; and fourth, any other sums then payable to or for the benefit of Agent pursuant to this Agreement or any other Loan Document(s).

                  Section 2.9. Method and Place of Payment From the Collection Account to Agent. Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Agent not later than 12:00 p.m., New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds to its account at Mellon Bank, Pittsburgh, Pennsylvania (ABA No. 043000261, Account No. 117-7107, Reference: Asset Investors) and Agent shall disburse such payments to the Person entitled thereto on the Business Day of receipt of such payments (or the next Business Day if the payments are received after 12:00 p.m., New York City time on such Business Day) to the account designated by such Person in writing to Agent from time to time. Any funds received by Agent after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. Agent shall notify Borrower in writing of any changes in the account to which payments are to be made. All payments made by Borrower hereunder, or by Borrower under the other Loan Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims.

                  (a) Except to the extent otherwise provided herein, (i) each payment or prepayment of principal of the Loan by Borrower shall be made to Agent for the account of the Lenders pro rata in accordance with the respective unpaid portion of the Loan held by such Lenders and (ii) each payment of interest on the Loan by Borrower shall be made to Agent for the account of the Lenders pro rata in accordance with the amounts of interest on the portion of the Loan held by such Lenders then due and payable to the respective Lenders.

                  Section 2.10. Taxes. (a) All payments made by Borrower under the Note and this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (other than taxes imposed on or measured by the income of the Lenders and franchise taxes imposed on Lenders). The preceding sentence shall not apply to the extent of any income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings that would not have been imposed but for the failure of the Agent or any Lender to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity, classification or connection with the United States or any political subdivision thereof of such Lender, if compliance is required by statute, regulation, notice or announcement by such authority as a precondition to exemption from such tax, assessment or other governmental charge and Borrower shall have timely provided to the applicable Lender or Agent written notice of such requirement, a reasonable description of the information required to be provided and, if any forms are required, a copy of the relevant forms.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (including each Lender that becomes a party to this Agreement pursuant to Section 8.9) agrees that, prior to the first date on which any payment is due to it hereunder, it will deliver to the Borrower and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes or at a reduced rate in accordance with the provisions of an applicable income tax treaty to the benefits of which such Lender is entitled, in either case if such Forms may properly be provided by the applicable Lender, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption, if applicable, from United States backup withholding tax. Each Lender that delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the preceding sentence further undertakes to deliver to the Borrower and the Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date (as specified in a written notice from the Borrower) that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Borrower, and such extensions or renewals thereof as may be required by applicable law and requested in writing by the Borrower, certifying in the case of a Form 1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding (or at a reduced rate of withholding, as the case may be) of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                  Section 2.11. Release of Collateral. (a) Upon receipt from the Borrower of a Request for Release in the form attached hereto, the Collateral Agent shall promptly release the documents requested therein for the purposes so requested. The Agent shall promptly execute, and shall cause the Collateral Agent to execute, as appropriate, all documents required to be executed in such Request for Release.

                  (b) Notwithstanding any other provision of this Agreement or any other Loan Document, upon the occurrence of a Capital Event with respect to any Mortgage Loan or REO Property as described in Section 2.7(a) hereof, Agent, on behalf of the Lenders, shall, simultaneously with such Capital Event, release the Lien of the applicable Collateral Assignment of Mortgage or REO Mortgage and UCC-1 financing statements and any other Liens in favor of the Lenders relating to such Mortgage Loan or REO Property or the portion thereof affected by such Capital Event.

                  (c) If (i) Agent on behalf of the Lenders receives Loss Proceeds with respect to any Mortgaged Property or REO Property in the event of a Taking affecting such Mortgaged Property or REO Property in whole or a casualty affecting 100% of such Mortgaged Property or REO Property (or a substantial portion thereof) as described in Section 2.12(f), (ii) in the case of a casualty only, such Loss Proceeds are equal to an amount acceptable to Agent, and (iii) such Loss Proceeds are applied to reduce the Indebtedness in accordance with Sections 2.7(b) and 2.12(b), then Agent on behalf of the Lenders shall simultaneously with such application release or cause to be released the Lien of the Collateral Assignment of Mortgage or REO Mortgage and UCC-1 financing statements and any other Liens in favor of the Lenders relating to such Mortgaged Property or REO Property and shall execute all documentation reasonably requested of Agent with respect to such release.

                  (d) Upon repayment of the Loan and all other amounts due hereunder and under the Loan Documents in full in accordance with the terms hereof and thereof, the Lenders shall, with reasonable promptness after such payment, release or cause to be released all Liens with respect to all Collateral or, to the extent necessary to facilitate future savings of mortgage tax in states that impose mortgage taxes, assign such Liens to Borrower's new lender(s), provided that any such assignments shall be without recourse, representation, or warranty of any kind, except that Agent shall represent and warrant that such Lien has not been previously assigned by Agent.

                  Section 2.12.     Central Cash Management.

                  (a) Collection Accounts: Deposits to and Withdrawals from the Collection Account. (i) On or before the Closing Date, Borrower shall establish and maintain with LaSalle National Bank a collection account (the "Collection Account"), which shall be an Eligible Account with a separate and unique identification number and entitled AIOP Brentwood West, L.L.C., AIOP Lost Dutchman Notes, L.L.C., AIOP Mullica, L.L.C., AIOP Gulfstream Harbor, L.L.C., AIOP Gulfstream Outlot I, L.L.C., AIOP Gulfstream Outlot II, L.L.C., AIOP Gulfstream Outlot III, L.L.C., and AIOP Serendipity, L.L.C., with a security interest in LaSalle National Bank (as Collateral Agent for Salomon Brothers Realty Corp., as agent) pursuant to a Loan Agreement, dated as of July 16, 1998, among AIOP Brentwood West, L.L.C., AIOP Lost Dutchman Notes, L.L.C., AIOP Mullica, L.L.C., AIOP Gulfstream Harbor, L.L.C., AIOP Gulfstream Outlot I, L.L.C., AIOP Gulfstream Outlot II, L.L.C., AIOP Gulfstream Outlot III, L.L.C., and AIOP Serendipity, L.L.C., as borrowers, Salomon Brothers Realty Corp., as Agent and initial Lender, and LaSalle National Bank, as Collateral Agent. So long as the Collateral Agent has not received written notice from the Agent that an Event of Default has occurred and is continuing, all Rents and Money received from Accounts and under Leases for the REO Property and all Proceeds thereof and all payments and collections on the Mortgage Loan shall be payable directly to the Borrower or the Manager at the election of Borrower. The Borrower shall not have the right to withdraw Money from the Collection Account. In the event that the Agent on behalf of the Lenders has notified Borrower and the Collateral
Agent in writing that an Event of Default has occurred and is continuing, Borrower shall commence depositing and shall thereafter deposit (or shall cause the Manager to deposit) directly into the Collection Account, all Rents and Money received from Accounts or under Leases for the REO Property and all Proceeds thereof and all payments and collections on the Mortgage Loans. After Collateral Agent has received written notice from Agent on behalf of the Lenders that an Event of Default has occurred and is continuing and the Indebtedness has been accelerated,

                  (w) all payments and collections on the Mortgage Loans and all Rents and Money received from Accounts or under Leases and derived from any REO Property and all Proceeds thereof shall be payable to Agent for the account of the Lenders or as otherwise directed by Agent on behalf of the Lenders (provided that such direction shall not result in the nonpayment of any outstanding fees payable to the Collateral Agent pursuant to the Fee Letter),

                  (x) Agent on behalf of the Lenders shall make deposits, or cause deposits to be made, of such payments, collections, Rents, Money and Proceeds to the Collection Account, as required by this Agreement, and Borrower shall cooperate (and shall cause the Manager to cooperate) with Agent on behalf of the Lenders in the making of such deposits or causing such deposits to be made,

                  (y) Borrower shall not have any right to make or direct any withdrawals from the Collection Account without the prior written consent of Agent on behalf of the Lenders, and

                  (z) proceeds on deposit in the Collection Account may be applied by Collateral Agent on behalf of the Lenders for the payment of the Indebtedness pursuant to Section 2.8 of this Agreement.

                  (ii) So long as no Event of Default shall have occurred and be continuing, the Borrower shall deposit in the Collection Account: (a) not later than the close of business on the Business Day prior to each Payment Date, funds sufficient to pay (1) the interest then due and payable on the Note for such Interest Accrual Period and (2) any other amounts under this Agreement, the Note or the Loan Documents due on such Payment Date, (b) as and when required by Section 2.7(b), Loss Proceeds received by the Borrower, (c) simultaneously with the consummation of any Capital Event, the Capital Event Proceeds resulting from such Capital Event.

                  (b) Distribution of Cash. So long as the Collateral Agent shall not have received written notice from Agent on behalf of the Lenders that an Event of Default has occurred and is continuing and the Indebtedness has been accelerated, on the Business Day immediately preceding each Payment Date, the Collateral Agent shall hold uninvested for Borrower or the Lenders in a LaSalle National Bank account, the funds on deposit in the Collection Account from such date to such Payment Date and shall apply such funds on such Payment Date, in each case to the extent of the amounts set forth in the related Payment Date Statement delivered by Borrower to the Collateral Agent, as follows:

                           first, to the payment of any indemnification to which
                  an Indemnified Party is entitled pursuant to Sections 5.1(K) and 5.1(L);

                           second,  to the  payment  to the  Agent on  behalf of
                  Lenders of the interest then due and payable on the Note with respect to the related Interest Accrual Period;

                           third,  to the  payment  to the  Agent on  behalf  of
                  Lenders of the Principal Indebtedness in an amount equal to any Loss Proceeds to which the Agent is entitled pursuant to
                  Section 2.7(b) of this Agreement;

                           fourth, to the payment to the Collateral Agent of its
                  fees then due and payable; and

                           fifth,   to  the  extent  any  funds  remain  in  the
                  Collection Account after payment of the amounts described in clauses first through fourth above, to the Borrower.

                  (c) Permitted Investments. Borrower shall, or shall direct Collateral Agent in writing to, invest and reinvest any balance in the Collection Account, from time to time in Permitted Investments; provided, however, that (i) the maturity of the Permitted Investments on deposit therein shall be at the discretion of Borrower, but in any event no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn therefrom pursuant to Section 2.12(a) or (b) of this Agreement,
(ii) after Collateral Agent has received written notice from Agent that an Event of Default has occurred and is continuing and the Indebtedness has been accelerated, Borrower shall not have any right to direct investment of the balance in the Collection Account, (iii) all such Permitted Investments shall be held in the name of Collateral Agent on behalf of the Lenders and (iv) if no written investment direction is provided to Collateral Agent by Borrower, Collateral Agent shall invest any balance in the Collection Account in an investment of the type described in clause (viii) of the definition of Permitted Investments. Agent, the Lenders and Collateral Agent shall have no liability for any loss in investments of funds in the Collection Account that are invested in Permitted Investments (unless, in the case of Collateral Agent, invested contrary to Agent's or Borrower's written direction) and no such loss shall affect Borrower's obligation to fund, or liability for funding, the Collection Account. All interest paid or other earnings on the Permitted Investments of funds deposited into the Collection Account made hereunder shall be deposited into the Collection Account. Borrower shall include all earnings on the Collection Account as income of Borrower for federal and applicable state tax purposes.

                  (d) Monthly and Payment Date Statements. With respect to each Collection Period, Borrower shall prepare and deliver, or shall cause to be prepared and delivered, to Agent a statement (each, a "Monthly Statement") no later than three (3) Business Days after the end of such Collection Period setting forth the aggregate deposits to and withdrawals from the Collection Account and the opening and closing balances in such account. With respect to each Payment Date and the related Collection Period and Interest Accrual Period, Borrower shall prepare and deliver, or shall cause to be prepared and delivered to Collateral Agent and Agent, a statement (each, a "Payment Date Statement") no later than the Business Day prior to such Payment Date with respect to each of the items below, setting forth the following:

                  (i) the deposits to the Collection Account during the related Collection Period for each type of deposit under this Agreement and the opening and closing balances in the Collection Account;

                  (ii) the amount of interest then due and payable on the Note with respect to the Interest Accrual Period (including the applicable number of days and interest rate which were applied in determining such amount);

                  (iii) the amount of the fees of the Collateral Agent and any expenses payable to the Collateral Agent and any indemnification to which an Indemnified Party is entitled under this Agreement;

                  (iv) the following information with respect to the Principal Indebtedness in a format acceptable to Agent: (1) the Principal Indebtedness as of the preceding Payment Date, (2) any other principal payable to the Lenders pursuant to Section 2.6 or 2.7(b) on such Payment Date, (3) the Principal Indebtedness on the current Payment Date (taking into account such payments);

                  (v)   the  amount, if  any, payable  to Borrower  pursuant  to
         Section 2.12(b); and

                  (vi)  with  respect  to  each  Mortgage  Loan,  the  following information: (1) principal and interest payments since the prior Payment Date, (2) prepayment notices, whether voluntary or involuntary,
         (3) extensions, (4) delinquencies, (5) material defaults or negotiations with the Mortgagor and (6) any other information reasonably requested by Agent.

In addition, no later than the twentieth (20th) day of each calendar month (the "Activity Statement Date"), Borrower shall prepare and deliver, or shall cause to be prepared and delivered to Collateral Agent and Agent, a statement (each, an "Activity Statement") with respect to the Collection Period and Interest Accrual Period for the Payment Date immediately preceding such Activity
Statement Date setting forth a cash flow report in a format reasonably acceptable to Agent describing on the basis of each Mortgaged Property and REO Property, the interest and principal payments on the Mortgage Loans and, with respect to each REO Property, the related Gross Revenue, property expenses, Capital Improvement Costs, Operating Expenses, Operating Revenue, net operating income and a summary report of Lease modifications and similar proposals.

                  (e)      Reserved.

                  (f) Loss Proceeds. In the event of a casualty or Taking with respect to any Mortgaged Property or REO Property, unless pursuant to the Mortgage or REO Mortgage, respectively, the Loss Proceeds are to be made available for restoration or to the tenants, all of Borrower's interest in Loss

Proceeds shall be paid directly to the Collection Account to satisfy the requirements of Section 2.7(b). If the Loss Proceeds are to be made available for restoration pursuant to the Mortgage or a REO Mortgage or to the tenants, such Loss Proceeds shall be held by the Collateral Agent in a segregated interest-bearing escrow account in the name of the Collateral Agent on behalf of the Lenders to be opened by the Collateral Agent within three (3) Business Days after the Collateral Agent receives written notice of the necessity therefor from the Agent, to be withdrawn by the Collateral Agent and held uninvested in a LaSalle National Bank account from the Business Day immediately preceding the date upon which payment to Mortgagor or Borrower or to the tenants is to be made to such payment date for delivery to Mortgagor or Borrower or to the tenants from time to time to pay restoration costs pursuant to a schedule reasonably acceptable to Agent and Borrower. If any Loss Proceeds are received by Borrower, such Loss Proceeds shall be received in trust for the Lenders, shall be segregated from other funds of Borrower, and shall be forthwith paid to Collateral Agent to the extent necessary to comply with this Agreement.

                  (g) Lockboxes. To the extent that a Mortgage Loan includes or provides for a lockbox for collection of Rents from the Mortgaged Property, at such time as the Mortgage Loan becomes Collateral under this Agreement, Borrower shall assign such lockbox to the Collateral Agent (as directed by Agent), and otherwise take such steps as Agent shall require (including delivery of notices to all tenants directing them to pay all Rents to the Collateral Agent) to have Rents sent directly from tenants of the Mortgaged Property to Collateral Agent after the occurrence of an Event of Default and acceleration of the Indebtedness. All such Rents sent directly to Collateral Agent shall be deposited in the Collection Account and applied in accordance with the provisions of this Agreement. Collateral Agent shall be under no obligation to contact or communicate with any tenant.

                  (h) Collateral Agent's Reliance. Collateral Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Collateral Agent may rely on written notice from Agent as to the occurrence and continuance of an Event of Default, without further written notice by the Lenders to the contrary.

                  Section 2.13.  Security  Agreement.  (a) Pledge of Account. To
secure the full and punctual payment and performance of all of the Indebtedness, Borrower hereby grants, assigns, conveys, pledges and transfers to the Collateral Agent for the benefit of the Agent for the Lenders, and grants a first and continuing security interest in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the "Account Collateral"):

                  (i) all of Borrower's right, title and interest in the Collection Account and all Money and Permitted Investments, if any, from time to time deposited or held in the Collection Account;

                  (ii) all of Borrower's right, title and interest in interest, dividends, Money, Instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any of the foregoing until such time as such items are disbursed from the Collection Account; and

                  (iii) to the extent not covered by clause (i) or (ii) above, all Borrower's right, title and interest in Proceeds of any or all of the foregoing.

                  (b) Covenants. So long as any portion of the Indebtedness is outstanding, after an Event of Default has occurred and is continuing, Borrower shall not open (or permit Collateral Agent to open) any account other than the Collection Account for the deposit of payments and collections on the Mortgage Loans and Rents or Money received from Accounts or under Leases and derived from the REO Property and all Proceeds to pay amounts owing hereunder, other than any account for amounts required by law to be segregated by Borrower. The Account Collateral shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking authority or Governmental Authority, as may now or hereafter be in effect, and to the rules, regulations and procedures of Collateral Agent relating to demand deposit accounts from time to time in effect.

                  (c) Financing Statements; Further Assurances. On the Closing Date, Borrower shall execute and deliver to the initial Lender for filing a financing statement or statements in connection with the Account Collateral in the form required to properly perfect Collateral Agent's security interest on behalf of the Lenders in the Account Collateral to the extent that it may be perfected by such a filing. From time to time, at the expense of Borrower, Borrower shall promptly execute and deliver all further instruments, and take all further action, that Agent may reasonably request, in order to perfect and protect the pledge and security interest granted or purported to be granted hereby, or to enable Collateral Agent to exercise and enforce Collateral Agent's rights and remedies hereunder with respect to, any Account Collateral. Collateral Agent shall not be responsible for the determination of the financing statements and other instruments necessary to perfect such security interest or for the filing of such financing statements and other instruments at the locations necessary to perfect such security interest and may rely on an opinion of counsel to Borrower as to the perfection of such security interest.

                  (d) Transfers and Other Liens. Borrower shall not sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms hereof, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Collateral Agent under this Agreement.

                  (e) No Waiver. Every right and remedy granted to Collateral Agent under this Agreement or by law may be exercised by Collateral Agent at any time and from time to time, and as often as Collateral Agent may deem it expedient. Any and all of Collateral Agent's rights with respect to the pledge of and security interest in the Account Collateral granted hereunder shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding (i) any proceeding of Borrower under the United States Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (ii) the release or substitution of Account Collateral at any time, or of any rights or interests therein or (iii) any delay, extension of time, renewal, compromise or other indulgence granted by Collateral Agent in the event of any Default with respect to the Account Collateral or otherwise hereunder. No delay or extension of time by Collateral Agent in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrower by Collateral Agent, shall constitute a waiver thereof, or limit, impair or prejudice Collateral Agent's right, without notice or demand, to take any action against Borrower or to exercise any other power of sale, option or any other right or remedy.

                  (f) Collateral Agent Appointed Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Collateral Agent as Borrower's true and lawful attorney-in-fact, with full power of substitution, at any time after the occurrence and during the continuation of an Event of Default, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Account Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower with respect to the Account Collateral, which Borrower could or might do or which Agent may deem necessary or desirable to more fully vest in Collateral Agent the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest and shall terminate upon repayment of the Indebtedness in full.

                  (g) Continuing  Security Interest;  Termination.  This Section
2.13 shall create a continuing pledge of and security interest in the Account Collateral and shall remain in full force and effect until payment in full by Borrower of the Indebtedness. Upon payment in full by Borrower of the Indebtedness, Borrower shall be entitled to the return, upon its request and at its expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and, upon written notification by Agent to Collateral Agent that the Indebtedness has been paid in full, Collateral Agent shall release any funds then held by it in accounts established by Borrower with Collateral Agent pursuant to this Agreement and shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the pledge and lien hereof; provided, however, that Borrower shall simultaneously pay on demand upon presentation of invoices all of Collateral Agent's expenses in connection therewith (including reasonable attorneys' fees and disbursements).

                  (h) Right of Set-off. Collateral Agent waives any and all rights it may have at law or otherwise to set off or make any claim against the Account Collateral, except, with respect to any checks returned for insufficient funds, the payment of Collateral Agent's fees and expenses (including reasonable attorney fees and disbursements), for the maintenance of the Account Collateral.

                  Section 2.14. Mortgage Recording Taxes. The Lien to be created by the REO Mortgages is intended to encumber the REO Property described therein to the full extent of the Loan Amount (or, in the case of any REO Property located in a State which imposes a tax on the recordation of REO Mortgages, an amount reasonably acceptable to Agent). On the Closing Date and the date of the advance made pursuant to Section 2.1(c), the Borrowers shall have paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of each newly executed REO Mortgage, if any, and all other REO Mortgages dated on or prior to such date for which any such taxes shall not have been paid, if any.

                  Section 2.15. Delivery and Custody of Mortgage Loan Documents.
(a) Delivery of Mortgage Loan Documents. Not later than the Closing Date, Borrower shall deliver or cause to be delivered to Collateral Agent (or another agent of Agent acceptable to the Agent pursuant to a written agreement that such agent shall deliver the Mortgage Note to the Collateral Agent on the Business Day following the Closing Date), the Mortgage Note relating to the Mortgage Loan. On the Business Day of receipt of the Mortgage Note, Collateral Agent shall deliver to Agent and Borrower an initial certification in the form attached hereto as Exhibit N-1 (the "Initial Collateral Agent Certification") with respect to possession of the Mortgage Note. On or prior to the Closing Date, Borrower shall deliver or cause to be delivered to Collateral Agent or another agent of Agent (including Agent's counsel), the original Mortgage Loan Documents (other than the Mortgage Note) for the Mortgage Loan, if applicable. From time to time, Borrower may forward to Collateral Agent additional original documents or additional documents relating to the Mortgage Loan.

                  (b) Certification of Collateral Agent. As soon as practicable but in any event no later than the date that is forty-five (45) days immediately succeeding the date of delivery of the Mortgage Loan Documents by Borrower to Collateral Agent, Collateral Agent shall review the Mortgage Loan Documents delivered to it and shall deliver to Agent and Borrower a final certification with respect to the Mortgage Loan Documents specified in paragraphs (A) through
(M) of the definition of "Mortgage Loan Documents", in the form attached hereto as Exhibit N-2 (the "Final Collateral Agent Certification"). Any defects or exceptions to the foregoing noted by Collateral Agent shall be reflected on an exception list attached to the certification. Under no circumstances shall Collateral Agent be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document. Collateral Agent shall not be responsible for the form, substance, sufficiency, validity, perfection, priority, effectiveness or enforceability of any of such documents nor for making any determination as to the availability of alternative documents, or the customs or requirements of any jurisdiction or any applicable law. Collateral Agent may accept but shall not be responsible for examining or determining the meaning or effect of any document that is not expressly described in the definition of Mortgage Loan Documents. On or prior to the date that is 30 days immediately succeeding the date of such certification, Borrower shall cure in all material respects the defects or exceptions set forth on the exception list attached to such certification with respect to which the Agent shall have notified the Borrower that such defect or exception has a Material Adverse Effect.

                  (c) Obligations of Collateral Agent. With respect to each Mortgage Loan Document that is delivered to Collateral Agent or which comes into the possession of Collateral Agent, Collateral Agent is the custodian for Agent and Borrower as their interests may appear herein. Collateral Agent shall hold all Mortgage Loan Documents for the exclusive use and benefit of Agent and Borrower as their interests may appear herein, and shall make disposition thereof only in accordance with this Agreement. Collateral Agent shall segregate and maintain continuous custody of the Mortgage Loan Documents in secure and fireproof facilities in accordance with customary standards for such custody.

                  (d) Release For Servicing. From time to time as appropriate for the administration and servicing of the Mortgage Loan, Collateral Agent is hereby authorized, upon written receipt from Borrower (provided that no uncured Event of Default has occurred and is continuing) of a Request for Release in the form attached hereto to release to Borrower or its agent, the related Mortgage Loan Documents. To the extent that original Mortgage Loan Documents need to be released by Collateral Agent to facilitate legal enforcement of rights or remedies thereunder, such releases shall be made directly to counsel pursuant to direct agreements with such counsel to return the original Mortgage Loan Documents to Collateral Agent when the need for them no longer exists. All documents so released to Borrower or its agent shall be held by Borrower or its agent in trust for the benefit of Agent and the Lenders. Borrower or its agent shall return to Collateral Agent the Mortgage Loan Documents or other such documents when Borrower's or its agent's need thereof in connection with such servicing no longer exists or (except to the extent the Mortgage Loan Documents or other documents are in custody of a court for purposes of enforcement thereof) upon earlier request by Agent or Collateral Agent to return such documents to Collateral Agent. Borrower shall be responsible to Agent for the reconstruction of any documents lost while released pursuant to this paragraph.

                  (e) Release for Payment. Upon (i) the payment in full of or a discounted payoff in full satisfaction of the Mortgage Loan, or (ii) the payment in full of the Indebtedness and, in either case, written receipt by Collateral Agent of a related Request for Release in the form attached hereto, Collateral Agent shall promptly release the related Mortgage Loan Documents and the Collateral and any liens related thereto to Borrower or, to the extent necessary to facilitate future savings of mortgage tax in states that impose mortgage taxes, assign such Liens as Borrower shall request, provided that any such assignments shall be without recourse, representation, or warranty of any kind, except that Agent shall represent and warrant that such Lien has not been previously assigned. Agent and Collateral Agent shall with reasonable promptness execute any document or instrument necessary to effectuate such release or assignment.

                  (f) Examination of Mortgage Loan Documents. Upon reasonable prior notice to Collateral Agent, Agent or Borrower and their agents, accountants, attorneys and auditors shall be permitted during normal business hours to examine the Mortgage Loan Documents, documents, records and other papers in the possession of or under the control of Collateral Agent relating to any or all of the Mortgage Loan Documents.

                  (g)  Insurance  of  Collateral  Agent.  At  its  own  expense,
Collateral Agent shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as a custodian.

                  Section  2.16.  General   Collateral  Agent  Provisions.

                  (a) Appointment. The Agent of the Lenders hereby designates and appoints LaSalle National Bank as Collateral Agent on behalf of the Agent for the Lenders under this Agreement, and authorize LaSalle National Bank, as Collateral Agent for the Agent for the Lenders, to take such actions on their behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Collateral Agent.

                  (b) Collateral Agent's Right to Perform. If an Event of Default shall have occurred and be continuing, then Collateral Agent may, but shall have no obligation to, itself perform, or cause performance of, such covenant or obligation giving rise to such Event of Default. The reasonable fees and expenses of Collateral Agent incurred in connection therewith shall be payable by Borrower to Collateral Agent upon demand, which obligation shall be secured by all Collateral.

                  (c) Standard of Care. Beyond the observance of Accepted Practices and the exercise of reasonable care in the custody or disbursements thereof, Collateral Agent shall not have any duty as to any Account Collateral or any income thereon in its possession or control or in the possession or control of any agents for, or of Collateral Agent, or the preservation of rights against any Person or otherwise with respect thereto. Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Account Collateral in its possession if the Account Collateral is accorded treatment in accordance with the Accepted Practices.

                  (d) Exculpatory Provisions. Neither Collateral Agent nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or Affiliates shall be responsible in any manner to the Lenders for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Note or any other Loan Document or for any failure of Borrower to perform its obligations hereunder or thereunder. Collateral Agent shall not be under any obligation to the Lenders to ascertain or to inquire as to the agreements contained in, or conditions of, this Loan Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower. Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction of Borrower or Agent, it being understood and agreed that Collateral Agent's duties hereunder shall be wholly ministerial in nature and that Collateral Agent shall not be responsible for calculating any financial ratios or generating any reports (other than the Monthly Statement) for the Lenders or Borrower. In connection with any discretionary action which Borrower is permitted hereunder to direct Collateral Agent to take, if Collateral Agent shall follow Agent's directions and not Borrower's directions, it shall have no liability to Borrower (or to any other Person) for following any such directions of Agent and for not following such directions of Borrower (if expressly permitted herein). Collateral Agent shall not be under any obligation or duty to perform any act which, in Collateral Agent's sole reasonable judgment, could involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies, unless Agent or Borrower, as the case may be, shall have offered to Collateral Agent reasonable security or indemnity against such expense, liability, suit or advance.

                  (e) Indemnification. Borrower shall indemnify and hold Collateral Agent, and its agents, attorneys, employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Collateral Agent in connection with the transactions contemplated hereby, excluding any loss, cost or damage arising as a result of Collateral Agent's failure to adopt and follow Accepted Practices, gross negligence, bad faith, willful misconduct or violation of applicable law. The indemnification set forth in this paragraph shall survive the satisfaction and payment of the Indebtedness and the termination of this Agreement.

                  (f) Collateral Agent's Reliance. Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, fax, electronic mail message, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel and other experts selected by Collateral Agent. Collateral Agent may deem and treat the payee of the Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Collateral Agent. Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Agent as it deems appropriate or it shall first be indemnified to its satisfaction by Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.
Provided  that  Collateral  Agent acts in accordance  with  Accepted  Practices,

Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon Agent and all future holders of the Note. All requests to Collateral Agent for wire transfers of funds, for transfers between accounts established pursuant to this Agreement or any other transfer not specifically described in this Agreement shall be in writing.

                  (g) Notice of Default. Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Collateral Agent has received written notice from Agent referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Collateral Agent shall take such action with respect to such Default or Event of Default as shall be directed by Agent, including any action under this Agreement.

                  (h) Non-Reliance on Collateral Agent. Neither Collateral Agent nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or Affiliates has made any representations or warranties to the Lenders and no act by Collateral Agent hereinafter taken (including any review of the affairs of Borrower) shall be deemed to constitute any representation or warranty by Collateral Agent to the Lenders. Except for notices, reports and other documents expressly required to be furnished to Agent by Collateral Agent hereunder, Collateral Agent shall not have any duty or responsibility to provide the Lenders with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Borrower which may come into the possession of Collateral Agent or any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or Affiliates.

                  (i) Removal and Resignation. Collateral Agent shall have the right to resign as collateral agent hereunder and Agent shall have the right to remove Collateral Agent as collateral agent hereunder, in each case upon thirty
(30) days' written notice to the other parties to this Agreement. In the event of such resignation or removal, Agent shall appoint a successor Collateral Agent with the consent of Borrower (such consent not to be unreasonably withheld or delayed), or at Agent's option in Agent's sole and absolute discretion Agent may assume and perform the rights and obligations of Collateral Agent. No such removal of or resignation by Collateral Agent shall become effective until a successor Collateral Agent shall have accepted such appointment (or Agent shall have determined to designate itself as Collateral Agent) and executed an instrument by which it shall have assumed all of the rights and obligations of Collateral Agent hereunder. If no such successor Collateral Agent is appointed within sixty (60) days (or, if fees payable under the Fee Letter have not been paid, thirty (30) days) after receipt of the resigning Collateral Agent's notice of resignation or removal, the resigning Collateral Agent may petition a court for the appointment of a successor Collateral Agent unless Agent elects, in its sole and absolute discretion, to assume the rights and obligations of Collateral Agent itself. In connection with any removal of or resignation by Collateral Agent, (A) the removed or resigning Collateral Agent shall (1) duly assign, transfer and deliver to the successor Collateral Agent this Agreement and all Money and Permitted Investments held by it hereunder, (2) execute such financing statements and other instruments as may be necessary to assign to the successor Collateral Agent the security interest existing in favor of the retiring Collateral Agent hereunder, and to otherwise give effect to such succession and
(3) take such other actions as may be reasonably required by Borrower, Agent or the successor Collateral Agent in connection with the foregoing and (B) the successor Collateral Agent shall establish in its name, as agent for the Lenders, as secured party, the Collection Account as Borrower is required to maintain pursuant to the terms of this Agreement.

                  (j) Individual Capacity. Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower or any Affiliate, as though Collateral Agent were not Collateral Agent hereunder, or under the other Loan Documents.


                                  ARTICLE III.

                              CONDITIONS PRECEDENT

                  Section 3.1. Conditions Precedent to Effectiveness. This Agreement shall become effective on the date that all of the following conditions shall have been satisfied (or waived in accordance with Section 8.4) (the "Closing Date"):

                  (A) Loan Agreement. Borrower shall have executed and delivered this Agreement to initial Lender.

                  (B) Note. Borrower shall have executed and delivered to initial Lender the Note.

                  (C) Assignment and Security Agreement. The initial Lender shall have received the executed Assignment and Security Agreement.

                  (D) Environmental Indemnity Agreement; Pledge Agreement; Guaranty of Non-Recourse Obligations. Borrower shall have executed and delivered the Environmental Indemnity to the initial Lender. Each of the members of Borrower shall have executed and delivered the Pledge Agreement to the initial Lender. Guarantor shall have executed and delivered the Guaranty of Non-Recourse Obligations to the initial Lender.

                  (E) Opinions of Counsel. The initial Lender and Collateral Agent shall have received from counsel to Borrower, legal opinions in substantially the form attached hereto as Exhibit H-1, H-2 and H-3. Such legal opinions shall be addressed to Agent and Collateral Agent and their successors and assigns, dated the Closing Date, and in form and substance satisfactory to Agent and Collateral Agent and their respective counsel.

                  (F) Organizational Documents. The initial Lender shall have received with respect to each of Borrower, the managing member of Borrower and

AIC its certificate of formation or certificate of incorporation, as applicable, as amended, modified or supplemented to the Closing Date, as filed with the Secretary of State in the jurisdiction of organization and in effect on the Closing Date and certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State (or the equivalent thereof) of each other State in which Borrower is required to be qualified to transact business.

                  (G) Certified Resolutions, etc. The initial Lender shall have received a certificate of the managing member of Borrower, the general partner of the managing member of Borrower and the secretary of AIC dated the Closing Date, certifying (i) the names and true signatures of its incumbent officers authorized to sign the Loan Documents to which Borrower, the managing member of Borrower or AIC is a party, (ii) the Organizational Agreement of each of Borrower, the managing member of Borrower and AIC, in each case as in effect on the Closing Date, (iii) the resolutions of the managing member of Borrower and the board of directors of AIC, approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, and (iv) that there have been no changes in the Organizational Agreement since the date of execution thereof.

                  (H) Collateral Assignment of Mortgage; Collateral Assignment of Assignment of Leases. Borrower shall have executed and delivered to Agent a Collateral Assignment of Mortgage and a Collateral Assignment of Assignment of Leases with respect to the Mortgage Loan and such Collateral Assignment of Mortgage and Collateral Assignment of Assignment of Leases shall be filed of record in the appropriate filing office in the jurisdiction in which the related Mortgaged Property is located or irrevocably delivered to a title agent for such recordation.

                  (I) REO Mortgage; Assignment of Rents and Leases. Borrower shall have executed and delivered to Agent an REO Mortgage and an Assignment of Rents and Leases with respect to each REO Property and such REO Mortgage and Assignment of Rents and Leases or amendment shall have been filed of record in the appropriate filing office in the jurisdiction in which such REO Property is located or irrevocably delivered to a title agent for such recordation.

                  (J) Financing Statements. Borrower shall have executed and delivered to Agent all financing statements specified on Exhibit J attached hereto and such financing statements shall have been filed of record in the appropriate filing offices in each of the appropriate jurisdictions or irrevocably delivered to a title agent for such recordation.

                  (K) Mortgage Loan Documents. With respect to the Mortgage Loan, Borrower shall have delivered the Mortgage Loan Documents to the Collateral Agent, pursuant to Section 2.15 and shall have caused the Collateral Agent (or other agent as permitted hereunder) to deliver to Agent the Initial Collateral Agent Certification (or similar certification of such agent).

                  (L) Management Agreement and Manager's Subordination. With respect to each REO Property, Agent shall have received the executed Management Agreement and Manager shall have executed and delivered each Manager's Subordination to Agent.

                  (M) Contract Assignment. With respect to each REO Property, Borrower shall have executed and delivered to Agent a Contract Assignment with respect to the related REO Property.

                  (N) Additional Matters. The Agent shall have received such other certificates, opinions, documents and instruments relating to the Loan as may have been reasonably requested by Agent. All corporate and other organizational proceedings, all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be reasonably satisfactory in form and substance to Agent.

                  (O)   Transaction   Costs.   Borrower   shall  have  paid  all
Transaction Costs for which bills have been submitted in accordance with the provisions of Section 8.23.

                  (P) No Default or Event of Default. No Default with respect to the payment of money or Event of Default shall have occurred and be continuing on the Closing Date.

                  (Q) No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of the initial Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the Transaction.

                  (R) Representations and Warranties. The representations and warranties herein and in the other Loan Documents shall be true and correct on the Closing Date.

                  (S) Survey. Agent shall have received the Survey with respect to the Mortgaged Property or REO Property which shall be in form and substance satisfactory to Agent.

                  (T)  Engineering   Report.   Agent  shall  have  received  the
Engineering Report with respect to the Mortgaged Property or REO Property, prepared by the Engineer which Engineering Report shall be acceptable to Agent.

                  (U) Environmental Matters. Agent shall have received an Environmental Report prepared by an Environmental Auditor with respect to the Mortgaged Property or REO Property, which Environmental Report shall be acceptable to Agent.

                  (V)   Financial   Information.   Agent  shall  have   received
acceptable financial information relating to the Mortgaged Property or REO Property. Such information shall include the following, to the extent reasonably available:

                  (i) operating statements for the current year (including actual to date information, an annual budget and trailing twelve month data in hard copy) and for not less than the three preceding years (including capital reserves, major repairs, replacement items and occupancy rates in hard copy);

                  (ii) current property rent roll data on a tenant by tenant basis in hard copy indicating current base rent paid and any additional rent paid;

                  (iii) current real estate tax bills and historical real estate tax bills of record for the Mortgaged Property or REO Property for not less than the three preceding years; and

                  (iv) insurance certificates indicating the type and amount of coverage.

The annual consolidated financial statements relating to the Mortgaged Property or REO Property shall be either (x) audited by a "Big Four" accounting firm or another firm of certified public accountants reasonably acceptable to Agent shall be an acceptable accountant) or (y) done in accordance with agreed upon procedures reasonably acceptable to Agent to be performed by a "Big Four" accounting firm or another firm of certified public accountants reasonably acceptable to Agent (including the accountant noted above) to create similar information.

                  (W) Pro-Forma Financial Statement. Agent shall have received the initial pro forma financial statement for the Mortgaged Property or REO Property for the following twelve months (including on an annual and monthly basis a break-down of projected revenues and property expenses and Capital Improvement Costs and replacement reserve costs).

                  (X) Site Inspection. Agent shall have performed, or caused to be performed on its behalf, an on-site due diligence review of the Mortgaged Property or REO Property to be acquired or refinanced with the Loan which inspection is satisfactory to Agent in its sole discretion.

                  (Y) Insurance. Agent shall have received certificates of insurance demonstrating insurance coverage in respect of the Mortgaged Property or REO Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Mortgage or this Agreement. In the case of a REO Property only, such certificates shall indicate that Agent is a named additional insured and shall contain a loss payee endorsement in favor of Agent with respect to the property policies required to be maintained under this Agreement.

                  (Z) Title Insurance Policy. Agent shall have received an unconditional commitment (in form and substance reasonably satisfactory to Agent) to issue the Title Insurance Policy covering the Mortgaged Property or REO Property (which may, in the case of a Mortgaged Property, be the Title Insurance Policy delivered in connection with the original funding of the Mortgage Loan) with an amount of insurance reasonably acceptable to Agent.

                  (AA) Lien Search Reports. Agent shall have received satisfactory reports of UCC (collectively, the "UCC Searches"), tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Agent with respect to the Collateral, Borrower, AIC and Mortgagor, such searches to be conducted in each of the locations set forth on Exhibit K attached hereto and such other locations as Agent shall reasonably require.

                  (BB) Consents, Licenses, Approvals, etc. Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower and Collateral Agent, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

                  (CC) Additional Real Estate Matters. Agent shall have received such other real estate related certificates and documentation relating to the Mortgaged Property or REO Property as may have been requested by Agent. Such documentation shall include the following as requested by Agent and to the extent reasonably available:

                  (i) certificates of occupancy issued by the appropriate Governmental Authority of the jurisdiction in which the Mortgaged Property or REO Property is located reflecting, and consistent with, the use of the Mortgaged Property or REO Property as of the Closing Date;

                  (ii) letters from the appropriate local Governmental Authority of the jurisdiction in which the Mortgaged Property or REO Property is located, certifying that the Mortgaged Property or REO Property is in compliance with all applicable zoning laws, rules and regulations, or a zoning endorsement to the applicable Title Insurance Policy with respect to the Mortgaged Property or REO Property or an opinion of zoning counsel to such effect;

                  (iii) an estoppel certificate, in form and substance acceptable to Agent or in a form substantially similar to the form used in connection with any ground lease in effect as of the Closing Date, from the lessor under any ground lease on the Mortgaged Property;

                  (iv) estoppel certificates in form and substance acceptable to Agent in respect of a percentage of the rentable square footage of any commercial tenant Leases at the REO Property reasonably acceptable to Agent; and

                  (v) graphics (including interior and exterior photographs, rental brochures and a competitive properties map) as required by Agent.

                  (DD) Closing Statement. The Agent shall have received a detailed closing statement from Borrower in a form acceptable to the Agent, which includes a complete description of Borrower's sources and uses of funds on the Closing Date (and, with respect to any additional advance hereunder, the date of such advance).

                  (EE) Loan to Value Test and Debt Service Coverage Test. The Agent shall have determined that each of the Loan to Value Test and the Debt Service Coverage Test is satisfied.

                  Section 3.2. Form of Loan Documents and Related Matters. All of the Loan Documents, whether or not referred to in this Article III, unless otherwise specified, shall be delivered to Agent, and shall be satisfactory in form and substance to Agent in its sole discretion (unless the form thereof is prescribed herein).


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1. Representations and Warranties as to Borrower. Borrower represents and warrants that, as of the Closing Date:

                  (A) Organization. Borrower (i) is a duly organized and validly existing Delaware limited liability company in good standing under the laws of the State of Delaware, (ii) has the requisite limited liability company power and authority to own its properties (including, without limitation, each Mortgage Loan and REO Property) and to carry on its business as now being conducted and is qualified to do business in the jurisdiction in which the REO Property owned by it is located, and (iii) has the requisite limited liability company power to execute and deliver, and perform its obligations under, this Agreement, the Note and all of the other Loan Documents to which it is a party.

                  (B) Authorization; No Conflict; Consents and Approvals. The execution and delivery by Borrower of this Agreement, the Note and each of the other Loan Documents, Borrower's performance of its obligations hereunder and thereunder and the creation of the security interests and liens provided for in this Agreement and the other Loan Documents to which it is a party (i) have been duly authorized by all requisite limited liability company action on the part of Borrower, (ii) will not violate any provision of any Legal Requirements, any order of any court or other Governmental Authority, the Organizational Agreement or any indenture or material agreement or other instrument to which Borrower is a party or by which Borrower is bound, and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any such indenture or material agreement or instrument. Other than those obtained or filed on or prior to the Closing Date, Borrower is not required to obtain any consent, approval or authorization from, or to file declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement, the Note or the other Loan Documents executed and delivered by Borrower.

                  (C) Enforceability. This Agreement, the Note and each other Loan Document executed by Borrower in connection with the Loan (including, without limitation, any Collateral Security Instrument), is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles. This Agreement, the Note and such other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower (including the defense of usury), and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

                  (D) Litigation. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending and served or, to the best knowledge of Borrower, threatened against Borrower or any Collateral, which actions, suits or proceedings, if determined against Borrower or such Collateral, are reasonably likely to result in a Material Adverse Effect.

                  (E) Agreements. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or any Collateral is bound which is reasonably likely to have a Material Adverse Effect. Borrower is not a party to any agreement or instrument or subject to any restriction which is reasonably likely to have a Material Adverse Effect.

                  (F) No Bankruptcy Filing. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property. To the best knowledge of Borrower, no Person is contemplating the filing of any such petition against it.

                  (G) Solvency. Giving effect to the transactions contemplated hereby, the fair saleable value of Borrower's assets, taken as a whole, exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities (including, without limitation, subordinated, unliquidated, disputed and contingent liabilities). The fair saleable value of Borrower's assets, taken as a whole, is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities (including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured). Borrower's assets, taken as a whole, do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

                  (H) Other Debt. Borrower has not borrowed or received other debt financing whether unsecured or secured by the Mortgage Loans and REO Property or any part thereof.

                  (I) Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. To the best knowledge of Borrower, there is no fact which has not been disclosed to Agent which is likely to result in a Material Adverse Effect.

                  (J) Financial Information. All financial data concerning Borrower, the Mortgage Loans and the REO Property that has been delivered by or on behalf of Borrower to Agent is true, complete and correct in all material respects and, in the case of the audited and quarterly financial statements of Guarantor and AIC, has been prepared in accordance with GAAP. Since the delivery of such data, except as otherwise disclosed in writing to Agent, there has been no change in the financial position of Borrower, any Mortgage Loan or any REO Property, or in the results of operations of Borrower, which change results or might result in a Material Adverse Effect. Borrower has not incurred any obligation or liability, contingent or otherwise, not reflected in such financial data which is likely to have a Material Adverse Effect upon its business operations or the Mortgage Loans and REO Property.

                  (K) Investment Company Act; Public Utility Holding Company Act. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money in accordance with this Agreement.

                  (L) Compliance. Borrower is in compliance with all applicable Legal Requirements, except for noncompliance which is not reasonably likely to have a Material Adverse Effect. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority except for defaults or violations which are not reasonably likely to have a Material Adverse Effect.

                  (M) Use of Proceeds; Margin Regulations. Borrower will use the proceeds of the Loan for the purposes described in Section 2.2. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements.

                  (N)      Single-Purpose Entity.

                  (i) Borrower at all times since its  formation has been a duly
         formed  and  existing   Delaware  limited   liability   company  and  a
         Single-Purpose Entity.

                  (ii) Borrower at all times since its formation has complied with the provisions of the Organizational Agreement since such agreement was executed and delivered and the laws of the State of Delaware relating to limited liability companies.

                  (iii)  All   customary   formalities   regarding  the  limited
         liability company existence of Borrower have been observed at all times since the Organizational Agreement was executed and delivered.

                  (iv) Borrower has at all times since it began maintaining such items accurately maintained its financial statements, accounting records and other limited liability company documents separate from those of its members, Affiliates of its members and any other Person. Borrower has not at any time since its formation commingled its assets with those of its members, any Affiliates of its members, or any other Person. Borrower has at all times since establishing its own bank accounts accurately maintained its own bank accounts and separate books of account.

                  (v) Borrower has at all times since receiving funds paid its own liabilities from its own separate assets.

                  (vi) Borrower has at all times since its formation identified itself in all dealings with the public under Borrower's own name and as a separate and distinct entity. Borrower has not at any time since its formation identified itself as being a division or a part of any other entity. Borrower has not at any time since its formation identified its members or any Affiliates of its members as being a division or part of Borrower.

                  (vii) Borrower is as of the date hereof adequately capitalized in light of the nature of its business and its assets taken as a whole.

                  (viii)  Borrower  has  not at any  time  since  its  formation assumed or guaranteed the liabilities of its members (or any predecessor corporation, partnership or limited liability company), any Affiliates of its members, or any other Persons, except for liabilities relating to the Collateral and except as permitted by or pursuant to this Agreement. Borrower has not at any time since its formation acquired obligations or securities of its members (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members. Borrower has not at any time since its formation made loans to its members (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members.

                  (ix) Borrower has not at any time since its formation entered into and was not a party to any transaction with its members (or any predecessor corporation, partnership or limited liability company) or any Affiliates of its members (except the Transaction) except for in the ordinary course of business of Borrower on terms which are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party other than in connection with the execution by Borrower and Manager of the Management Agreement.

                  (O) No Defaults. No Default or Event of Default exists under or with respect to any Loan Document.

                  (P) Intellectual Property. To the best knowledge of Borrower, all material trademarks, trade names and service marks that Borrower owns or has pending, or under which it is licensed, are in good standing and uncontested. To the best knowledge of Borrower, there is no right under any trademark, trade name or service mark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business. To the best knowledge of Borrower, Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. There is no infringement by others of material trademarks, trade names and service marks of Borrower.

                  (Q) Plans and Welfare Plans. The assets of Borrower are not treated as "plan assets" under regulations currently promulgated under ERISA. Each Plan, and, to the best knowledge of Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred and is continuing as to which Borrower would be under an obligation to furnish a report to Lender under Section 5.1 (U)(i). Other than an application for a favorable determination letter with respect to a Plan, there are no pending issues or claims before the Internal Revenue Service, the United States Department of Labor or any court of competent jurisdiction related to any Plan or Welfare Plan. No event has occurred, and there exists no condition or set of circumstances, in connection with any Plan or Welfare Plan under which Borrower or, to the best knowledge of Borrower, any ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), could be subject to any material risk of liability under Section 409 or 502(i) of ERISA or
Section 4975 of the Code. No Welfare Plan provides or will provide benefits, including, without limitation, death or medical benefits (whether or not insured) with respect to any current or former employee of Borrower, or, to the best knowledge of Borrower, any ERISA Affiliate beyond his or her retirement or other termination of service other than (i) coverage mandated by applicable law,
(ii) death or disability benefits that have been fully provided for by fully paid up insurance or (iii) severance benefits.

                  (R) Location of Chief Executive Offices. The location of Borrower's principal place of business and chief executive office is 3410 South Galena Street, Suite 210, Denver, Colorado 80231.

                  (S) Not Foreign Person. Borrower is not a "foreign person" within the meaning ofss. 1445(f)(3) of the Code.

                  (T) Labor Matters. Borrower is not a party to any collective bargaining agreements.

                  (U) Pre-Closing Date Activities. Borrower has not conducted any business or other activity on or prior to the Closing Date, other than in connection with the acquisition of the Mortgage Loans and REO Property.

                  Section 4.2. Representations and Warranties as to the Mortgage Loan. Borrower hereby represents and warrants to the Agent that, as to the Mortgage Loan, as of the Closing Date:

                  (A) Ownership of Mortgage Loan. Borrower has good and marketable title to, and is the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan.

                  (B) Mortgage Loan Information. To the best of Borrower's knowledge, the information in respect of the Mortgage Loan delivered to Agent is true and correct in all material respects, and Borrower has delivered to Agent all material information relating to such Mortgage Loan and the related Mortgagor.

                  (C) Payment Record. Such Mortgage Loan is not 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period. The Mortgage Loan has not been 30 days or more delinquent during the thirty-six months preceding the Closing Date hereunder on account of such Mortgage Loan, or, if the Mortgage Loan was originated in the twelve month period prior to such Closing Date, since the date of acquisition. For purposes of the foregoing, a Mortgage Loan is not 30 days delinquent until a payment required to be made to the mortgagee is past due on the succeeding due date.

                  (D) Lien Priority. The related Mortgage constitutes a valid first and second lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, subject only to Permitted Encumbrances. The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. The Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first and second priority, perfected security interest, to the extent such security interest can be perfected by the recordation of a Mortgage and the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first and second priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances and no Person other than the related Mortgagor owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee s interest therein.

                  (E) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first and second priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each such title policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect and all premiums thereon have been paid. No claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such title policy. The insurer that issued such title policy is qualified to do business in the state in which the related Mortgaged Property is located. The Borrower or its successors or assigns is the sole named insured of such policy. Such policy is assignable to the Agent without the consent of, or any notification to, the insurer.

                  (F) No Waivers of Material Defaults. To the best of Borrower's knowledge, no holder of such Mortgage or Mortgage Note has waived any material default, breach, violation or event of acceleration existing under such Mortgage or Mortgage Note.

                  (G) No Offsets, Defenses or Counterclaims. To the best of Borrower's knowledge, there is no valid offset, defense or counterclaim to such Mortgage Loan.

                  (H) Condition of Property; Condemnation. Except as set forth in the Engineering Report, the related Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. Borrower has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

                  (I) Compliance with Laws. To the best of Borrower's knowledge, such Mortgage Loan complied with all applicable usury laws in effect at its date of origination, and any subsequent change in usury laws has not caused such Mortgage Loan to become illegal, invalid, or unenforceable, in whole or in part. To the best of Borrower's knowledge, any and all other requirements of federal, state and local laws (including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws) applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan, except for any non-compliance which is not reasonably likely to have a Material Adverse Effect.

                  (J) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (K) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (L) Insurance. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each related Mortgaged Property is also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. All premiums on such insurance premiums required to be paid have been paid. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received that has not been cured. Each related Mortgage obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower.

                  (M) Environmental Condition. The related Mortgaged Property was subject to one or more Environmental Reports which were performed on behalf of Borrower, or as to which such Environmental Report was delivered to Borrower in connection with its acquisition of such Mortgage Loan, and Borrower, having made no independent inquiry other than reviewing the Environmental Report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the Environmental Report(s). Borrower has not received any actual notice of a material violation of any Environmental Law with respect to the related Mortgaged Property that was not disclosed in the Environmental Report.

                  (N) No Connection with Other Mortgage Loans. The Mortgage Loan is not cross-collateralized or cross-defaulted with any other loan or obligation of any Person (including the Mortgagor under such Mortgage Loan), except with any Mortgage Loan previously or simultaneously made part of the Collateral.

                  (O) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered, modified, satisfied, cancelled, subordinated or rescinded, except as specifically set forth in the related Mortgage Loan Documents and the related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (P) Taxes and Assessments. To the best of Borrower's knowledge, except as set forth in the title insurance policy referred to in
Section 4.2(E) above, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage, and no portion of such Mortgaged Property is located in any tax lot that includes any real property other than such Mortgaged Property.

                  (Q) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property, except where Agent has approved a ground lease that fully complies with the requirements of this Agreement applicable to Ground Leases.

                  (R) Whole Loan. The Mortgage Loan is a whole loan and not a participation interest.

                  (S) Valid Assignment. The Collateral Assignment of Mortgage and related Collateral Assignment of Assignment of Leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan constitutes the legal, valid and binding assignment of such Mortgage from Borrower to or for the benefit of Agent, and validly grants a security interest in such Mortgage Loan to or for the benefit of Agent free and clear of any other pledge, lien, encumbrance or security interest.

                  (T) Escrows. All escrow deposits relating to such Mortgage Loan that are required to be deposited with the mortgagee or its agent have been so deposited.

                  (U) No Mechanics' or Materialmen's Liens. To the best of Borrower's knowledge, as of the date of origination of such Mortgage Loan and as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to or equal with that created by the related Mortgage except those which are insured against by the lender's title insurance policy referred to in paragraph E.

                  (V) No Material Encroachments. To the best of Borrower's knowledge, as of the date of origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the Title Policy), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the best of Borrower's knowledge, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

                  (W) Originator Authorized. To the best of Borrower's knowledge, to the extent required under applicable law, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

                  (X) No Material Default. To the best of Borrower's knowledge, there exists no default, breach or event of acceleration under the related Mortgage or Mortgage Note, and no event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by Borrower therein.

                  (Y) No Equity Participation or Contingent Interest. The Mortgage Loan does not provide for negative amortization.

                  (Z) No Advances of Funds. No holder of the Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan. No current or prior holder of the Mortgage Loan is holding any escrows, impounds, reserves, or other cash deposits in connection with such Mortgage Loan other than as set forth in the documents and schedules provided to Agent hereunder.

                  (AA) Licenses, Permits, Etc. To the best of Borrower's knowledge, as of the date of origination of the Mortgage Loan, the related Mortgagor was in possession of all licenses, permits and other authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated, except for authorizations which, if


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not obtained,  are not reasonably  likely to have a Material Adverse Effect.  To the best of Borrower's knowledge, all such licenses, permits and authorizations are valid and in full force and effect.

                  (BB) Servicing. To the best of Borrower's knowledge, the servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable mortgage loans.

                  (CC) Customary Remedies. To the best of Borrower's knowledge, the related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (K)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  (DD) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied either to restore or repair the Mortgaged Property (subject to normal and customary disbursement conditions and procedures, including a requirement that such proceeds be held by or on behalf of the holder of the Mortgage Loan pending disbursement and that any shortfall in proceeds be fully funded before restoration commences), or to repay the principal of the Mortgage Loan or otherwise at the option of the holder of the Mortgage.

                  (EE) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and such trustee is not Borrower or an Affiliate of Borrower.

                  (FF) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements (such that after the release the Mortgage Loan will continue to comply with all applicable representations and warranties in this Agreement effective upon the consummation of such release) and the payment of a release price the effect of which is to increase the loan to value ratio for such Mortgage Loan after consummation of the release, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

                  (GG) Junior Liens. The related Mortgaged Property is not encumbered by any mortgage or other lien except for the lien of the related Mortgage.

                  (HH)   Mortgagor   Bankruptcy.   To  the  best  of  Borrower's
knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

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

                  (II) Duplicate Notes. Only one original exists of the promissory note (and amendments and assignments thereof) secured by the Mortgage Loan. No duplicate original(s) exist(s) of any such promissory note or amendment or assignment.

                  (JJ) Mortgagor Representations and Warranties. To the best knowledge of the Borrower, all representations and warranties made by the Mortgagor in the Mortgage and all related Mortgage Loan Documents are true and collect in all material aspects.

                  Section 4.3. Representations and Warranties as to the REO Properties. Borrower hereby represents and warrants to the Agent that, as to each REO Property and related REO Mortgage, as of the Closing Date:

                  (A) Title to the REO Property. Borrower owns good, marketable and insurable fee simple title to the applicable REO Property, free and clear of all Liens, other than the Permitted Encumbrances applicable to such REO Property. There are no outstanding options to purchase or rights of first refusal or restrictions on transferability affecting such REO Property.

                  (B) Other Debt. Except for the debt permitted under Section 6.1(C), Borrower has not borrowed or received other debt financing whether unsecured or secured by the applicable REO Property or any part thereof.

                  (C) Condemnation. No Taking has been commenced or, to the best of Borrower's knowledge, is contemplated with respect to all or any portion of the applicable REO Property or for the relocation of roadways providing access to such REO Property.

                  (D) Compliance. The applicable REO Property is in compliance with all applicable Legal Requirements (including, without limitation, building and zoning ordinances and codes) and all applicable Insurance Requirements, except for noncompliance which is not reasonably likely to have a Material Adverse Effect.

                  (E) Environmental Compliance. Except for matters set forth in the Environmental Reports delivered to Agent (true, correct and complete copies of which have been provided to the Agent by Borrower):

                  (i) Borrower is in full compliance with all applicable Environmental Laws (which compliance includes, but is not limited to, the possession by Borrower or the Manager of all environmental, health and safety permits, licenses and other governmental authorizations required in connection with the ownership and operation of the applicable REO Property under all Environmental Laws), except for noncompliance which is not reasonably likely to have a Material Adverse Effect.

                  (ii) There is no Environmental Claim pending or, to the best knowledge of Borrower, threatened, and no penalties arising under Environmental Laws have been assessed, against Borrower or the Manager


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

         or against any Person whose liability for any Environmental Claim Borrower or the Manager has or may have retained or assumed either contractually or by operation of law, and no investigation or review is pending or, to the best knowledge of the Borrower, threatened by any Governmental Authority, citizens group, employee or other Person with respect to any alleged failure by Borrower or the Manager or such REO Property to have any environmental, health or safety permit, license or other authorization required under, or to otherwise comply with, any Environmental Law or with respect to any alleged liability of Borrower or the Manager for any Use or Release of any Hazardous Substances.

                  (iii) Except as is not reasonably likely to have a Material Adverse Effect, there are no present and have been no past Releases of any Hazardous Substance that are reasonably likely to form the basis of any Environmental Claim against Borrower, the Manager or against any Person whose liability for any Environmental Claim Borrower or the Manager has or may have retained or assumed either contractually or by operation of law.

                  (iv) Except as is not reasonably likely to have a Material Adverse Effect, without limiting the generality of the foregoing, there is not present at, on, in or under such REO Property, PCB-containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water or lead based paint (except with respect to all of the foregoing in concentrations that comply with all Environmental Laws).

                  (v) No liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to such REO Property and no Governmental Authority has been taking or is in the process of taking any action that could subject such REO Property to Liens under any Environmental Law.

                  (vi) There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or that are in the possession of Borrower in relation to such REO Property which have not been made available to the Agent.

                  (F) REO Mortgage and Other Liens. The applicable REO Mortgage creates a valid and enforceable first priority Lien on the related REO Property described therein, as security for the repayment of the Indebtedness, subject only to the Permitted Encumbrances applicable to such REO Property. Each Collateral Security Instrument establishes and creates a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. All property covered by any Collateral Security Instrument is subject to a UCC financing statement filed and/or recorded, as appropriate (or irrevocably delivered to an agent for such recordation or filing) in all places necessary to perfect a valid first priority Lien with respect to the rights and property that are the subject of such Collateral Security Instrument to the extent governed by the UCC.

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

                  (G) Assessments. There are no pending or, to the best knowledge of the Borrower, proposed special or other assessments for public improvements or otherwise affecting the applicable REO Property, nor are there any contemplated improvements to such REO Property that may result in such special or other assessments.

                  (H) No Joint Assessment; Separate Lots. Borrower has not suffered, permitted or initiated the joint assessment of the applicable REO Property (i) with any other real property constituting a separate tax lot, and
(ii) with any portion of such REO Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such REO Property as a single lien. Such REO Property is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

                  (I) No Prior Assignment. The Agent is the assignee of Borrower's interest under the Leases. There are no prior assignments of the Leases or any portion of the Rent due and payable or to become due and payable which are presently outstanding.

                  (J) Permits; Certificate of Occupancy. To the best of Borrower's knowledge, Borrower has obtained all Permits necessary to the use and operation of the applicable REO Property. To the best of Borrower's knowledge, the use being made of such REO Property is in conformity with the certificate of occupancy and/or Permits for such REO Property and any other restrictions, covenants or conditions affecting such REO Property.

                  (K) Flood Zone. To the best of Borrower's knowledge, except as shown on the Survey, the applicable REO Property is not located in a flood hazard area as defined by the Federal Insurance Administration.

                  (L) Physical Condition. To the best of Borrower's knowledge, except as set forth in the Engineering Report, the applicable REO Property is free of structural defects and all building systems contained therein are in good working order subject to ordinary wear and tear.

                  (M) Security Deposits. To the best of Borrower's knowledge, Borrower and the Manager are in compliance with all Legal Requirements relating to all security deposits with respect to the applicable REO Property.

                  (N) No Defaults. No Default or Event of Default exists under or with respect to any Loan Document.

                  (O) Intellectual Property. To the best of Borrower's knowledge, all material trademarks, trade names and service marks that Borrower owns or has pending, or under which it is licensed, are in good standing and uncontested. To the best of Borrower's knowledge, there is no right under any trademark, trade name or service mark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business. To the


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

best of Borrower's knowledge, Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. There is no infringement by others of material trademarks, trade names and service marks of Borrower.

                  (P) No Encroachments. To the best of Borrower's knowledge, except as shown on the Survey, all of the Improvements which were included in determining the appraised value of the applicable REO Property lie wholly within the boundaries and building restriction lines of such REO Property, and no improvements on adjoining properties encroach upon such REO Property, and no easements or other encumbrances upon such REO Property encroach upon any of the Improvements, so as to affect the value or marketability of such REO Property except those which are insured against by title insurance. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

                  (Q) Management Agreement. The Management Agreement is in full force and effect. There is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

                  (R) Leases. The applicable REO Property is not subject to any Leases other than the Leases described in the rent roll delivered to Agent in connection with the making of the Loan. No person has any possessory interest in such REO Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are in full force and effect and there are no monetary defaults thereunder by either party and no conditions which with the passage of time and/or notice would constitute defaults thereunder.

                  (S) Utilities and Public Access. To the best of Borrower's knowledge, the applicable REO Property has adequate rights of access to public ways and is served by water, electric, sewer, sanitary sewer and storm drain facilities. To the best of Borrower's knowledge, all public utilities necessary to the continued use and enjoyment of such REO Property as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve such REO Property without passing over other property except for land of the utility company providing such utility service. To the best of Borrower's knowledge, all roads necessary for the full utilization of such REO Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of such REO Property.

                  (T) Ground Leases. Other than the Ground Leases that shall be added to the REO Property pursuant to Section 2.1(c) hereof in Agent's sole and absolute discretion, no REO Property consists of a leasehold estate in whole or in part. With respect to the Ground Leases that shall be added to the REO
Property pursuant to Section 2.1(c) hereof in Agent's sole and absolute discretion:

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

                           (i) Each such Ground Lease or memorandum thereof, including all amendments and modifications thereto, or a separate agreement signed by the applicable lessor has been duly recorded; each such Ground Lease by its terms permits the interest of the Borrower thereunder to be encumbered by the applicable REO Mortgage; and there has been no change in the terms of such Ground Lease since its recordation.

                           (ii) No Ground Lease is subject to any Liens or encumbrances other than the related REO Mortgage, subject to the Permitted Encumbrances, and each Ground Lease is prior to all Liens, charges and encumbrances on the fee interest of the lessor thereunder.

                           (iii) Each such Ground Lease is valid and subsisting and is in full force and effect in accordance with its terms and no uncured default has occurred under such Ground Lease.

                           (iv) The REO Mortgage encumbering each Ground Lease confirms and complies with such Ground Lease, does not constitute a violation or default under such Ground Lease, and is and shall at all times constitute a valid Lien (subject only to Permitted Encumbrances) on the Borrower's entire estate under such Ground Lease.

                           (v) All Ground Rent due and payable through and including the Closing Date has been paid;

                           (vi) All terms, conditions, and agreements contained in the Ground Leases have been performed to the extent they apply to periods through and including the Closing Date;

                           (vii) Each Ground Lease grants any leasehold mortgage standard protections necessary to protect the security of a leasehold mortgagee (including the right of the leasehold mortgagee to receive notice of lessee's default under the Ground Lease, the right of the leasehold mortgagee, with adequate time, to cure such default and, in the case of incurable default of lessee, the right of the leasehold mortgagee to enter into a new Ground Lease with lessor on the same terms as the existing Ground Lease);

                           (viii) Each Ground Lease has an original term which extends not less than ten (10) years beyond the term of the related leasehold Mortgage; and

                           (ix) Each Ground Lease requires the Lessor to enter into a New Ground Lease upon the termination of the Ground Lease for any reason, including the rejection of a Ground Lease in bankruptcy.

                  Section 4.4. Survival of Representations. Borrower agrees that
(i) all of the representations and warranties of Borrower set forth in Section 4.1, 4.2 and 4.3 and in the other Loan Documents delivered on the Closing Date are made as of the Closing Date, and (ii) all representations and warranties made by Borrower shall survive the delivery of the Note and making of the Loan


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

and continue for so long as any amount remains owing to the Lenders under this Agreement, the Note or any of the other Loan Documents; provided, however, that the representations set forth in Section 4.2(M) and 4.3(E) shall survive until the later to occur of the expiration of the applicable statute of limitations and six years from the date hereof. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by the Lenders and Collateral Agent notwithstanding any investigation heretofore or hereafter made by the Lenders and Collateral Agent or on their behalf.


                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

                  Section 5.1. Affirmative Covenants. Borrower covenants and agrees that, from the date hereof and until payment in full of the Indebtedness:

                  (A) Existence; Compliance with Legal Requirements: Insurance. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence as a limited liability company, rights, licenses, Permits and franchises necessary for the conduct of its business and comply with all Legal Requirements and Insurance Requirements applicable to it and each Mortgage Loan and REO Property. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property necessary for the continued conduct of its business and keep any REO Property in good repair, working order and condition, except for reasonable wear and use, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the REO Mortgages. Borrower shall keep any REO Property insured at all times, by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as more fully provided in this Agreement, and otherwise perform and comply with all obligations of Borrower under the REO Mortgages.

                  (B) Enforcement of Mortgage Loan. Borrower shall with reasonable diligence and continuity enforce or seek to enforce all obligations of Mortgagor under the Mortgage Loan, except to the extent that Borrower, in the reasonable exercise of its reasonable business judgment, and with Agent's approval, such approval not to be unreasonably withheld or delayed, determines not to enforce such obligations.

                  (C) Performance Under Mortgage Loan. Borrower shall timely perform all its obligations, and make all payments required, under the Mortgage Loan Documents and shall not permit (to the extent within Borrower's control) any of the foregoing to go into default, whether or not any cure period or grace period shall have commenced or expired. Borrower shall promptly provide Agent with a copy of any notice of default and any operating budget given or received by Borrower with respect to the Mortgage Loan. Borrower shall provide Agent with


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

copies of any and all other documentation received by Borrower or Collateral Agent with respect to the Mortgage Loan.

                  (D)  Basic  Carrying  Cost and  Other  Claims.  As to each REO
Property: (i) Borrower shall pay and discharge all material Impositions, as well as all material lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided in, and subject to any rights to contest contained in, such REO Mortgage; (ii) Borrower shall pay all material Basic Carrying Costs with respect to Borrower and such REO Property in accordance with the provisions of each REO Mortgage, subject, however, to Borrower's rights to contest payment of Impositions in accordance with such REO Mortgage; and (iii) Borrower's obligation to pay Basic Carrying Costs pursuant to this Agreement shall include, to the extent permitted by applicable law, Impositions resulting from future changes in law which impose upon Lender an obligation to pay any property taxes on such REO Property or other Impositions.

                  (E) Litigation. Borrower shall give prompt written notice to Agent of any litigation or governmental proceedings pending or threatened (in writing) against Borrower, any Mortgagor, or any REO Property which is reasonably likely to have a Material Adverse Effect.

                  (F)      Environmental Remediation.

                  (i) If any investigation, site monitoring, cleanup, removal, restoration or other remedial work of any kind or nature is required pursuant to an order or directive of any Governmental Authority or under any applicable Environmental Law, because of or in connection with the current or future presence, suspected presence, Release or suspected Release of a Hazardous Substance on, under or from the applicable REO Property or any portion thereof (collectively, the "Remedial Work"), Borrower shall promptly commence and diligently prosecute to completion all such Remedial Work, and shall conduct such Remedial Work in accordance with the National Contingency Plan promulgated under the Comprehensive Environmental Response, Compensation and Liability Act, if applicable, and in accordance with other applicable Environmental Laws. In all events, such Remedial Work shall be commenced within such period as may be required under any applicable Environmental Law; provided, however, that Borrower shall not be required to commence such Remedial Work within the above specified time periods: (x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time periods would result in Borrower or such Remedial Work violating any Environmental Law or (z) if Borrower, at its expense and after prior notice to Agent, is contesting by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence the need to perform Remedial Work, as long as (1) Borrower is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) neither such REO Property nor any part thereof or interest therein shall be sold, forfeited or lost if Borrower does not perform the Remedial Work being contested, and Borrower would have the opportunity to do so, in the event of Borrower's failure to prevail in the contest, (3) the Lenders would not, by virtue of such permitted contest, be unreasonably exposed to any risk of any civil liability for which Borrower has not furnished additional security as provided in clause (4) below, or to any risk of criminal liability, and neither such REO Property nor any interest therein would be subject to the imposition of any lien for which Borrower has not furnished additional security as provided in clause (4) below, as a result of the failure to perform such Remedial Work and (4) Borrower shall have furnished to the Agent additional reasonable security in respect of the Remedial Work being contested and the loss or damage that may result from Borrower's failure to prevail in such contest in such amount as may be reasonably requested by the Agent.

                  (ii) If requested by the Agent, all Remedial Work under clause
         (i) above shall be performed by contractors, and under the supervision of a consulting Engineer, each approved in advance by the Agent which approval shall not be unreasonably withheld or delayed. All costs and expenses reasonably incurred in connection with such Remedial Work shall be paid by the Borrowers. If Borrower does not timely commence and diligently prosecute to completion the Remedial Work, the Agent may (but shall not be obligated to), upon 30 days prior written notice to Borrower of its intention to do so, cause such Remedial Work to be performed. Borrower shall pay or reimburse the Agent on demand for all expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of the Lenders) reasonably relating to or incurred by the Agent in connection with monitoring, reviewing or performing any Remedial Work in accordance herewith.

                  (iii) Borrower shall not commence any Remedial Work under clause (i) above, nor enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws without providing notice to the Agent as provided in
         Section 5.1(I). Notwithstanding the foregoing, if the presence or threatened presence of Hazardous Substances on, under or about any REO Property poses an immediate threat to the health, safety or welfare of any Person or the environment, or is of such a nature that an immediate response is necessary or required under applicable Environmental Law, Borrower may complete all necessary Remedial Work. In such events, Borrower shall notify Agent as soon as practicable and, in any event, within ten (10) Business Days, of any action taken.

                  (G)      Environmental Matters: Inspection.

                  (i) Borrower shall not permit a Hazardous Substance to be present on, under or to emanate from the applicable REO Property, or migrate from adjoining property controlled by Borrower onto or into such REO Property, except under conditions permitted by applicable Environmental Laws and, in the event that such Hazardous Substances are present on, under or emanate from such REO Property, or migrate onto or into such REO Property, Borrower shall cause the removal or remediation of such Hazardous Substances, if required and in accordance with this Agreement and Environmental Laws (including, where applicable, the National Contingency Plan promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act). Borrower shall


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

         use best efforts to prevent, and to seek the remediation of, any migration of Hazardous Substances onto or into such REO Property from any adjoining property.

                  (ii) Upon reasonable prior written notice, the Agent shall have the right, except as otherwise provided under Leases, at all reasonable times to enter upon and inspect all or any portion of the applicable REO Property, provided that such inspections shall not unreasonably interfere with the operation or the tenants, residents or occupants of such REO Property. If the Agent has reasonable grounds to suspect that Remedial Work may be required, the Agent shall notify Borrower and, thereafter, may select a consulting Engineer to conduct and prepare reports of such inspections (with notice to Borrower prior to the commencement of such inspection). Borrower shall be given a reasonable opportunity to review any reports, data and other documents or materials reviewed or prepared by the Engineer, and to submit comments and suggested revisions or rebuttals to same. The inspection rights granted to the Agent in this Section 5.1(G) shall be in addition to, and not in limitation of, any other inspection rights granted to the Agent in this Agreement, and shall expressly include the right (if the Agent suspects that Remedial Work may be required) to conduct soil borings, establish ground water monitoring wells and conduct other customary environmental tests, assessments and audits.

                  (ii)  Borrower  agrees to bear and shall pay or reimburse  the
         Lenders on demand for all sums advanced and expenses incurred (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of the Lenders) reasonably relating to, or incurred by Lenders in connection with, the inspections and reports described in this Section 5.1(G) (to the extent such inspections and reports relate to any REO Property) in the following situations:

                           (x) If the Agent has  reasonable  grounds to believe,
                  at the time any such inspection is ordered, that there exists an occurrence or condition that could lead to an Environmental Claim;

                           (y) If any such inspection reveals an occurrence or condition that is reasonably likely to lead to anEnvironmental Claim; or

                           (z) If an Event of Default with respect to the applicable REO Property exists at the time any such inspection is ordered, and such Event of Default relates to any representation, covenant or other obligation pertaining to Hazardous Substances, Environmental Laws or any other environmental matter.

                  (H) Environmental Notices. Borrower shall promptly provide notice to Agent of:

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

                  (i) any Environmental Claim asserted by any Governmental Authority with respect to any Hazardous Substance on, in, under or emanating from the applicable REO Property, which could reasonably be expected to involve remediation cost or liability greater than $25,000;

                  (ii) any proceeding, investigation or inquiry commenced or threatened in writing by any Governmental Authority, against Borrower, with respect to the presence, suspected presence, Release or threatened Release of Hazardous Substances from or onto, in or under any property not owned by Borrower (including, without limitation, proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. ss.9601, et seq.), which could reasonably be expected to involve remediation cost or liability greater than $25,000;

                  (iii) all Environmental Claims asserted or threatened against Borrower, against any other party occupying such REO Property or any portion thereof which become known to Borrower or against such REO Property, which could reasonably be expected to involve remediation cost or liability greater than $25,000;

                  (iv) the discovery by Borrower of any occurrence or condition on such REO Property or on any real property adjoining or in the vicinity of such REO Property which could reasonably be expected to involve remediation cost or liability greater than $25,000; and

                  (v) the commencement or completion of any Remedial Work which costs in excess of $25,000.

                  (I) Copies of Notices. Borrower shall transmit to the Agent copies of any non-privileged citations, orders, notices or other written communications received from any Person and any notices, reports or other written communications submitted to any Governmental Authority with respect to the matters described in Section 5.1(H).

                  (J) Environmental Claims. The Agent may join and participate in, as a party if the Agent so determines, any legal or administrative proceeding or action concerning the applicable REO Property or any portion thereof under any Environmental Law, if, in the Agent's reasonable judgment, the interests of the Lenders shall not be adequately protected by Borrower; provided, however, that the Lenders shall not participate in day-to-day decision making with respect to environmental compliance. Borrower shall pay or reimburse the Lenders on demand for all reasonable sums advanced and expenses incurred (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of the Lenders) incurred by the Lenders in connection with any such action or proceeding.

                  (K) Environmental Indemnification. The Borrower shall indemnify, reimburse, defend, and hold harmless the Agent, each Lender, the Collateral Agent and each of its respective parents, subsidiaries, Affiliates, shareholders, directors, officers, employees, representatives, agents,


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

successors, assigns and attorneys (collectively, the "Indemnified Parties") for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of the Lenders and the Collateral Agent)), asserted against, resulting to, imposed on, or incurred by any Indemnified Party, directly or indirectly, in connection with any of the following (except to the extent same are directly and solely caused by the fraud, bad faith, gross negligence or willful misconduct of any Indemnified Party and except that any Indemnified Party shall not be indemnified against claims resulting from actions taken with respect to any REO Property after the Agent forecloses its Lien or security interest upon such REO Property unless and to the extent such indemnification relates to any of the following which occurred while the Borrower owned such REO Property):

                  (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

                  (ii) any pollution or threat to human health or the environment that is related in any way to Borrower's or any previous owner's or operator's management, use, control, ownership or operation of such REO Property (including, without limitation, all on-site and off-site activities involving Hazardous Substances), and whether occurring, existing or arising prior to or from and after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Reports;

                  (iii)  any  Environmental   Claim  against  any  Person  whose
         liability for such Environmental Claim the Borrower has or may have assumed or retained either contractually or by operation of law; or

                  (iv) the breach of any representation, warranty or covenant set forth in Section 4.2(M), 4.3(E) and Sections 5.1(F) through 5.1(K), inclusive.

The provisions of and undertakings and indemnification set forth in this Section 5.1(K) shall survive the satisfaction and payment of the Indebtedness and termination of this Agreement and shall terminate after the satisfaction and payment of the Indebtedness and the termination of this Agreement upon the later to occur of the expiration of the applicable statute of limitations and six years from the date hereof.

                  (L)      General Indemnity.

                  (i) The Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), administrative and judicial actions and proceedings, obligations, debts, damages, losses,


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

         costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, and litigation costs, of whatever kind or nature and whether or not incurred in connection with any judicial or administrative proceedings (including, but not limited to, reasonable attorneys' fees and other reasonable costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties (except to the extent same are caused by the fraud, bad faith, gross negligence or willful misconduct of any Indemnified Party and except that any Indemnified Party shall not be indemnified against claims resulting from actions taken or events occurring with respect to the Mortgage Loans or REO Property after the Lender forecloses its Lien or security interest upon the Mortgage Loans or REO Property or accepts a deed in lieu of foreclosure or is a so-called "mortgagee-in-possession" unless and to the extent such indemnification relates to any of the following which occurred while Borrower owned the Mortgage Loans or REO Property), which Losses directly or indirectly arise out of or in any way relate to any one or more of the following: (a) ownership of the Note, any of the other Loan Documents, the Mortgage Loans or REO Property or any interest therein or receipt of any Rents or Accounts; (b) any amendment to, or restructuring of, the Indebtedness, and the Note, or any of the other Loan Documents; (c) any and all lawful action that may be taken by the Lender in connection with the enforcement of the provisions of this Agreement, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with the Borrower or any Affiliate of the Borrower becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or REO Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Mortgaged Property or REO Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of the Borrower to perform or be in compliance with any of the terms of this Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or REO Property or any part thereof; (h) the failure of Borrower to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement; (i) any failure of the Mortgaged Property or REO Property to be in compliance with any Legal
         Requirement; (j) the enforcement by any Indemnified Party of the provisions of this Section 5.1(L); or (k) any and all claims and demands whatsoever which may be asserted against the Lenders by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease. Any amounts payable to an Indemnified Party by reason of the application of this Section 5.1(L)(i) shall become due and payable ten
         (10) days after demand and shall bear interest at the Default Rate from the tenth (10th) day after demand until paid.

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

                  (ii) The Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any of the Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Agreement, the Note or any of the other Loan Documents.

                  (iii) The Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in the Lender's sole discretion) that the Indemnified Parties may incur, directly or indirectly, as a result of a default under the Borrower's covenants with respect to ERISA and employee benefits plans contained herein.

                  (iv) Promptly after receipt by an Indemnified Party under this
         Section 5.1(L) of notice of the making of any claim or the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made by such Indemnified Party against the Borrower under this Section 5.1(L), notify the Borrowers in writing, but the omission so to notify the Borrower will not relieve the Borrower from any liability which it may have to any Indemnified Party under this
         Section 5.1(L) or otherwise unless and to the extent that the Borrower did not otherwise possess knowledge of such claim or action and such failure resulted in the forfeiture by the Borrower of substantial rights and defenses. In case any such claim is made or action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Borrower, the Borrower will be entitled to participate in, and, to the extent that it may wish, to assume the defense thereof with a single counsel reasonably satisfactory to the Lender; and, upon receipt of notice from the Borrower to such Indemnified Party of its election so to assume the defense of such claim or action and only upon approval by the Indemnified Party of such counsel (such approval not to be unreasonably withheld or delayed), the Borrower will not be liable to such Indemnified Party under this Section 5.1(L) for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof. Notwithstanding the preceding sentence, each Indemnified Party will be entitled to employ counsel separate from such counsel for the Borrower and from any other party in such action if such Indemnified Party reasonably determines that a conflict of interest exists which makes representation by counsel chosen by the Borrower not advisable. In such event, the reasonable fees and disbursements of such separate counsel will be paid by the Borrower, provided that the Borrower shall not be required to pay for the fees and disbursements of more than one separate counsel to represent all of the Indemnified Parties collectively. The Borrower shall not, without the prior written consent of an Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. Each Indemnified Party shall not enter into a settlement of or consent to the entry of any judgment with respect to any action, claim, suit or proceeding as to which an Indemnified Party would be entitled to indemnification hereunder without the prior written consent of the Borrower.

The provisions of and undertakings and indemnification set forth in this Section 5.1(L) shall survive the satisfaction and payment of the Indebtedness and termination of this Agreement.

                  (M) Access to Mortgaged Property. Borrower shall permit agents, representatives and employees of the Lenders to inspect any Mortgaged Property or REO Property or any part thereof at such reasonable times as may be requested by Agent upon reasonable advance written notice, subject, however, to the rights of the Mortgagor of a Mortgaged Property and tenants of the Mortgaged Property or REO Property.

                  (N) Notice of Default. Borrower shall promptly advise Agent in writing of any change in Borrower's condition, financial or otherwise, which is reasonably likely to have a Material Adverse Effect, or of the occurrence of any Default or Event of Default.

                  (O) Cooperate in Legal Proceedings. Borrower shall reasonably cooperate with Agent with respect to any proceedings before any Governmental Authority which may in any way materially affect the rights of the Lenders hereunder or any rights obtained by the Lenders under any of the Loan Documents and, in connection therewith, shall not prohibit Agent, at its election, from participating in any such proceedings.

                  (P) Perform Loan Documents. Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Loan Documents.

                  (Q) Insurance Benefits. Subject to the terms of the Mortgage Loans, Borrower shall reasonably cooperate with Agent in obtaining for the Lenders the benefits of any Insurance Proceeds lawfully or equitably payable to the Borrower or Lenders in connection with any Mortgage Loan or REO Property. Agent shall be reimbursed for any expenses reasonably incurred in connection therewith (including reasonable attorneys' fees and disbursements and the payment by Borrower of the expense of an Appraisal on behalf of Agent in case of a fire or other casualty affecting the Mortgaged Property or any part thereof, but excluding internal overhead, administrative and similar costs of Agent) out of such Insurance Proceeds, all as more specifically provided in the REO Mortgages.

                  (R) Further Assurances. Borrower shall, at Borrower's sole cost and expense:

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

                  (i) with respect to each Mortgaged Property for which Borrower acquires title pursuant to a foreclosure or acceptance of a deed-in-lieu of foreclosure or otherwise, Borrower shall (x) record an REO Mortgage to secure the Loan from the Lender in an amount equal to the Principal Indebtedness (or in those jurisdictions in which Borrower would be responsible for a mortgage tax or other similar tax measured by the amount of debt secured and no value-based allocation is permitted, in an amount acceptable to the Agent) together with all necessary UCC financing statements relating to the perfection of Liens on Personalty situated on such REO Property, and promptly provide Collateral Agent, or such other Person as the Lender may designate, certified copies of REO Mortgage and such financing statements with evidence of recording or filing indicated thereon and (y) concurrently with the recordation of REO Mortgage referred to in clause (x) above, with respect to such Mortgaged Property, provide to the Lender a marked up commitment to issue a Title Insurance Policy for the benefit of Agent on behalf of the Lenders (showing no exceptions to title other than those to which the original Mortgage Loan was subject) in an amount acceptable to the Agent and a legal opinion from counsel satisfactory to Agent and addressed to Agent, to the effect that such REO Mortgage is binding and enforceable in accordance with its terms, in each case in form and substance reasonably satisfactory to Agent;

                  (ii) upon Agent's reasonable request therefor given from time to time, pay for (a) reports of UCC, tax lien, judgment and litigation searches with respect to Borrower or any Mortgagor(s), and (b) searches of title to any Mortgaged Property or REO Property, each such search to be conducted by search firms designated by Agent in each of the locations designated by Agent;

                  (iii) furnish to Agent all instruments, documents, certificates, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents or reasonably necessary to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Note;

                  (iv) execute and deliver to Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Note, as Agent may reasonably require (including, without limitation, amended or replacement REO Mortgage, UCC financing statements or Collateral Security Instruments); and

                  (v) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Agent shall reasonably require from time to time.

                  (S) Management of REO Property. Every REO Property shall be managed at all times by the Manager or another manager reasonably satisfactory to Agent, pursuant to a Management Agreement. Any such manager may be an


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

Affiliate of Borrower, provided that: (a) the terms and conditions of such manager's engagement are at arm's length, reasonable, competitive and customary in the applicable marketplace; and (b) Agent has approved such manager and such terms, which approval shall not be unreasonably withheld. Borrower shall cause manager of any REO Property to agree that such manager's management agreement is subject and subordinate in all respects to the Lien of the REO Mortgage. A Management Agreement may be terminated (1) by Borrower at any time in accordance with the provisions of such Management Agreement so long as a successor manager as specified below shall have been appointed and such successor manager has (i) entered into a Management Agreement substantially in the form of the Management Agreement entered into by the previous manager, subject to any modifications approved by Agent, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) has executed and delivered the Management Subordination to Agent, and (2) by Lender upon thirty (30) days' prior written notice to Borrower and the Manager (a) upon the occurrence and continuation of an Event of Default, (b) if the Manager commits any act which would permit termination under the Management Agreement (subject to any applicable notice, grace and cure periods provided in the Management Agreement) or (c) if both of the partners of the Manager that, as of the date hereof, each hold 50% of the partnership interests in Manager shall, at any time, each hold less than 50% of the partnership interests in Manager. Borrower may from time to time appoint a successor manager to manage any REO Property with Agent's prior written consent, such consent not to be unreasonably withheld or delayed. Notwithstanding the foregoing, any successor manager selected hereunder by Agent or Borrower to manage any REO Property shall be a reputable management company having substantial experience in the management of real property of a similar type, size and quality in the state in which the applicable REO Property is located. Borrower further covenants and agrees that any manager of REO Property shall at all times while any Indebtedness is outstanding maintain worker's compensation insurance as required by Governmental Authorities.

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

                  (T)      Financial Reporting.

                  (i) Borrower shall keep and maintain or shall cause to be kept and maintained on a Fiscal Year basis books, records and accounts reflecting in reasonable detail all of the financial affairs of Borrower and all items of income and expense in connection with the operation of each REO Property and ownership of each Mortgage Loan and REO Property and in connection with any services, equipment or furnishings provided in connection with the operation of such REO Property, whether such income or expense may be realized by Borrower or by any other Person whatsoever. Agent shall have the right from time to time at all times during normal business hours upon reasonable prior written notice to Borrower to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Agent shall desire. During the continuation of an uncured Event of Default, Borrower shall pay any costs and expenses incurred by Agent to examine Borrower's accounting records, as Agent shall reasonably determine to be necessary or appropriate in the protection of the Lenders' interest.

                  (ii) Borrower shall furnish to Agent  annually,  within ninety
         (90) days following the end of each Fiscal Year, a complete copy of Borrower's audited financial statement covering Borrower's financial position and results of operations, for such Fiscal Year and containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of Borrower's equity, all of which shall be in form and substance reasonably acceptable to Agent. Agent shall have the right from time to time to review the auditing procedures used in the preparation of such annual financial statements and to request additional procedures. Together with Borrower's annual financial statements, Borrower shall furnish to Agent an Officer's Certificate certifying as of the date thereof (x) that the annual financial statements present fairly in all material respects the results of operations and financial condition of Borrower all in accordance with GAAP consistently applied, and (y) whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                  (iii) Borrower shall furnish to Agent, within forty-five (45) days following the end of each Fiscal Year quarter a true, complete and correct quarterly financial statement with respect to the Borrower for that quarter.

                  (iv) Borrower shall furnish to Agent, within fifteen (15) Business Days after request, such further information with respect to the operation of any REO Property, the Mortgage Loans and the financial affairs of Borrower as may be reasonably requested by Agent, including all business plans prepared for Borrower.

                  (v)  Borrower  shall  furnish to Agent,  within  fifteen  (15)
         Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be reasonably requested by Agent.
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                  (U)  Operation  of REO  Properties.  Borrower  shall cause the operation of each REO Property to be conducted at all times in a manner consistent with at least the level of operation of such REO Property as of the Closing Date, including, without limitation, the following:

                  (i) to maintain or cause to be maintained the standard of such REO Property at all times at a level not lower than that the level such REO Property was maintained on the Closing Date;

                  (ii) to operate or cause to be operated such REO Property in a prudent manner in compliance in all material respects with applicable Legal Requirements and Insurance Requirements relating thereto and maintain or cause to be maintained all licenses, Permits and any other agreements necessary for the continued use and operation of such REO Property; and

                  (iii) to maintain or cause to be maintained sufficient Inventory and Equipment of types and quantities at each REO Property to enable Borrower to operate such REO Property and to comply with all Leases affecting such REO Property.

                  (V)      Single-Purpose Entity.

                  (i) Borrower at all times will continue to be a duly formed and validly existing limited liability company under the laws of the State of its formation and a Single-Purpose Entity.

                  (ii) Borrower shall at all times comply with the provisions of its Limited Liability Company Agreement and the laws of the State of its formation relating to limited liability companies.

                  (iii)  Borrower   shall  observe  all  customary   formalities
         regarding its existence.

                  (iv) Borrower shall accurately maintain its financial statements, accounting records and other corporate documents separate from those of its members, partners, Affiliates of its members, partners and any other Person. Borrower shall not commingle its assets with those of its members, partners, any Affiliates of its members, partners, or any other Person. Borrower shall continue to accurately maintain its own bank accounts and separate books of account.

                  (v) Borrower shall continue to pay its own liabilities from its own separate assets.

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                  (vi)  Borrower  shall  continue  to  identify  itself  in  all dealings with the public, under its own name or trade names and as a separate and distinct entity. Borrower will not identify itself as being a division or a part of any other entity. Borrower will not identify its members, partners or any Affiliates of its members or partners as being a division or part of Borrower.

                  (vii) Borrower shall continue to be adequately capitalized in light of the nature of its business.

                  (viii) Borrower shall not assume or guarantee the liabilities of its members (or any predecessor corporation), any Affiliates of its members or any other Persons, except for liabilities relating to the Mortgage Loan and REO Property and except as permitted by or pursuant to this Agreement. Borrower shall not acquire obligations or securities of its members (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members. Borrower shall not make loans to its members (or any predecessor corporation), or any Affiliates of its members.

                  (ix) Borrower shall not enter into or be a party to any transaction with its members (or any predecessor corporation, partnership or limited liability company) or any Affiliates of its members, except for in the ordinary course of business on terms which are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party (other than in connection with the execution by Borrower and the Manager (or a successor Manager) of the Management Agreement).

                  (W) ERISA. Borrower shall deliver to Agent as soon as possible, and in any event within ten days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, an Officer's Certificate setting forth details respecting such event or condition and the action, if any, that Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Borrower or an ERISA Affiliate with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

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                  (ii) the distribution  under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Borrower or an ERISA Affiliate to terminate any Plan;

                  (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any ERISA Affiliate of Borrower of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal from a Multiemployer Plan by Borrower or any ERISA Affiliate of Borrower that results in material liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Borrower or any ERISA Affiliate of Borrower of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Borrower or any ERISA Affiliate of Borrower to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

                  (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate of Borrower fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

                  (vii) the imposition of a lien or a security interest in connection with a Plan.

                  (X) Refinancing Transaction. If during the term of the Loan or upon maturity, either Borrower or any Affiliate of Borrower proposes to obtain a loan from any Person that is a Broker or a Dealer or an Affiliate of a Broker or a Dealer (other than the initial Lender) and to cause the proceeds of such loan, to be used to pay or prepay the Loan in whole or in part (including, without limitation, on the Maturity Date or otherwise pursuant to Section 2.6(a) or 2.7(a)) (any such transaction, a "Refinancing Transaction"), Borrowers shall provide to the initial Lender in writing the Proposed Terms. The Agent shall have ten (10) days from its receipt in writing of such proposal to offer to Borrowers a Refinancing Transaction on terms specified by the Agent in writing (the "Lender's Terms"). If the initial Lender shall offer to Borrower or such Affiliate a transaction with the same material terms as the Proposed Terms provided to the initial Lender, Borrower or such Affiliate shall accept, and enter into, the transaction offered by the initial Lender and shall not accept, or enter into, such Refinancing Transaction. If the initial Lender declines to offer a transaction on the same terms as the Proposed Terms and Borrower or such Affiliate subsequently either proposes to obtain a Refinancing Transaction with financial terms less advantageous to Borrower or such Affiliate than those


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previously  disclosed to the initial Lender or does not consummate a Refinancing
Transaction on the terms provided within sixty (60) days of the initial Lender declining to offer a transaction on the same terms as the Proposed Terms, then Borrower or such Affiliate shall provide the initial Lender with a further opportunity to make the Refinancing Transaction in accordance with the timing provisions set forth above.

                  (Y) Assignment or Participation of Note. In the event that the Agent notifies Borrower that a secondary market sale (an "Assignment") of, or a sale of a participation interest (a "Participation") in, the Note to another party is a desirable course of action with respect to the Loan, then Borrower shall cooperate with the Agent, in the preparation of any information reasonably necessary or incidental to such Assignment or Participation with respect to the Collateral which is reasonably within the possession or control of Borrower or is obtainable by Borrower and shall in good faith enter into any reasonable amendments to this Agreement necessary to accomplish the Assignment or Participation.

                  (Z) Miscellaneous. Borrower shall:

                  (i) notify the Agent in writing of any full repayment of a Mortgage Loan promptly upon receipt of the related funds;

                  (ii) to the extent not previously delivered, cause any Mortgage Loan Documents that come into its possession after the related Mortgage Loan is collaterally assigned to the Agent hereunder to be delivered to the Collateral Agent.

                  (AA)     Insurance.

                  (i) Borrower, at its sole cost and expense, shall keep the Improvements and Equipment insured (including, but not limited to, any period of renovation, alteration and/or construction) during the term of the Loan with the coverage and in the amounts required under this Agreement for the mutual benefit of Borrower and the Agent against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy (including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary, collapse, theft and such other coverages as may be reasonably required by the Agent on the special form (formerly known as an all risk form)). Such insurance shall be in an amount (i) equal to at least the full replacement cost of the Improvements and Equipment (exclusive of the cost of foundations and footings), without deduction for physical depreciation, and (ii) such that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this Section 5.1 (AA) shall be paid not less than thirty (30) days in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

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                  (ii)  Borrower,  at its sole cost and expense,  for the mutual benefit of Borrower and the Agent, shall also obtain and maintain or cause to be obtained and maintained during the entire term of the Loan the following policies of insurance:

                            (1) flood insurance, if any part of the REO Property
                  is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any amendment or successor act thereto) in an amount at least equal to the maximum limit of coverage available with respect to the Improvements and Equipment under said Act;

                            (2)   comprehensive   public  liability   insurance,
                  including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits of $2,000,000 per location aggregate, together with excess/umbrella liability coverage containing minimum limits of $20,000,000;

                            (3)  business   interruption   insurance  (including
                  rental value) in an annual aggregate amount equal to the estimated Gross Revenues from the Leases of the REO Property (including, without limitation, the loss of all Rents and additional Rents payable by all of the lessees under the Leases (whether or not such Leases are terminable in the event of a fire or casualty)), such insurance to cover losses for a period of at least one year after the date of the fire or casualty in question and to be increased or decreased, as applicable, from time to time during the term of the Loan (but not more than once in any 12 month period) if, and when, the Gross Revenues from the Leases of the REO Property materially increase or decrease, as applicable (including, without limitation, increases from new Leases and renewal Leases entered into in accordance with the terms of this Agreement), to reflect all increased Rent and increased additional Rent payable by all of the lessees under such renewal Leases and all Rent and additional Rent payable by all of the lessees under such new Leases;

                            (4) insurance against loss or damage from (x) leakage of sprinkler systems and (y) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), in an amount reasonably required by the Agent;

                            (5) worker's compensation insurance coverage (in amounts not less than the statutory minimums for all persons employed by Borrower or its tenants at the REO Property and in compliance with all other requirements of applicable local, state and federal law) and "Employers Liability" insurance in amounts not less than required by statute;

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

                            (6) if  required  by the  Agent as a  result  of any
                  Mortgaged Property being located in an area with a high degree of seismic activity earthquake damage insurance in an amount and form acceptable to the Agent; and

                            (7) such other insurance as may from time to time be
                  reasonably required by the Agent in order to protect its interests with respect to the Loan and the REO Property.

                  (iii) All policies of insurance (the "Policies") required pursuant to this Section 5.1(AA) (i) shall be issued by an insurer which has a claims paying ability rating of not less than "AA" (or the equivalent) by Standard & Poor's and one other Rating Agency satisfactory to the Agent or A:VIII or better as to claims paying ability by AM Best, (ii) shall name the Agent as an additional insured and contain a standard noncontributory mortgagee clause naming the Agent (and/or such other party as may be designated by the Agent) as the party to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of the Loan without cost to the Agent, (iv) shall contain such provisions as the Agent deems reasonably necessary or desirable to protect its interest (including, without limitation, endorsements providing that neither Borrower, the Agent nor any other party shall be a co-insurer under said Policies and that the Agent shall receive at least thirty (30)
         days prior written notice of any modification, reduction or cancellation), (v) shall contain a waiver of subrogation against the Agent and (vi) shall be reasonably satisfactory in form and substance to the Agent and reasonably approved by the Agent as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies as the same become due and payable. Copies of said Policies, certified as true and correct by Borrower, or insurance certificates thereof, shall be delivered to the Agent. Not later than ten (10) Business Days prior to the expiration date of each of the Policies, Borrower will deliver to the Agent satisfactory evidence of the renewal of each Policy. The insurance coverage required under this Section 5.1(AA) may be effected under a blanket policy or policies covering the REO Property and other property and assets not constituting a part of the REO Property; provided that any such blanket policy shall provide at least the same amount and form of protection as would a separate policy insuring the REO Property individually, which amount shall not be less than the amount required pursuant to this
         Section 5.1(AA) and which shall in any case comply in all other respects with the requirements of this Section 5.1(AA).

                  (iv) If a REO Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice thereof to the Agent.

                            (1) In case of loss covered by  Policies,  the Agent
                  may either (A) jointly with a Borrower settle and adjust any claim or (B) allow such Borrower to agree with the insurance company or companies on the amount to be paid upon the loss; provided, that such Borrower may adjust losses aggregating not in excess of $100,000; provided, further, that if at the time


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                  of the  settlement  of such claim a monetary  Event of Default has occurred and is continuing, then the Agent shall settle and adjust such claim without the consent of such Borrower. In any such case the Agent shall and is hereby authorized to collect and receipt for any such Insurance Proceeds subject to and to the extent provided for in this Agreement. The reasonable out-of-pocket expenses incurred by the Agent in the adjustment and collection of Insurance Proceeds shall become part of the Indebtedness and be secured by the Mortgages and shall be reimbursed by Borrower to the Agent upon demand therefor.

                            (2)  In  the  event  of  any  insured  damage  to or
                  destruction of a REO Property or any part thereof (herein called an "Insured Casualty"), if, in the reasonable judgment of the Agent, such REO Property can be restored within twelve
                  (12) months of settlement of the claim to an economic unit not materially less valuable (including an assessment of the impact of the termination of any Leases due to such Insured Casualty) and not materially less useful than the same was prior to the Insured Casualty, or if the Agent otherwise elects to allow a Borrower to restore such REO Property, then, if no Event of Default shall have occurred and be continuing, the Insurance Proceeds (after reimbursement of any reasonable out-of-pocket expenses incurred by the Agent in connection with the collection of any applicable Insurance Proceeds) shall be made available to reimburse such Borrower for the cost of restoring, repairing, replacing or rebuilding the REO Property or part thereof subject to the Insured Casualty, as provided for below. Borrower hereby covenants and agrees to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding; provided, that Borrower shall pay all out-of-pocket costs (and if required by the Agent, Borrower shall deposit the total thereof with the Agent in advance) of such restoring, repairing, replacing or rebuilding in excess of the Insurance Proceeds made available pursuant to the terms hereof (the "Deficient Amount").

                            (3) Except as provided above, the Insurance Proceeds
                  collected upon any Insured Casualty shall be held in an Eligible Account by the Agent and shall, at the option of the Agent in its sole discretion, be applied to the payment of the Indebtedness as provided in Section 2.12(f) of this Agreement or applied to the cost of restoring, repairing, replacing or rebuilding the REO Property or part thereof subject to the Insured Casualty, in the manner set forth below.

                            (4) In the  event  that  Insurance  Proceeds  (after
                  reimbursement of any reasonable expenses incurred by the Agent in connection with the collection of any applicable Insurance Proceeds), if any, shall be made available to Borrower for the restoring, repairing, replacing or rebuilding of any portion of the REO Property, Borrower covenants to restore, repair, replace or rebuild the same to be of at least comparable value as prior to such damage or destruction, all to be effected in accordance with Legal Requirements and plans and specifications approved in advance by the Agent, such approval


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                  not to be unreasonably withheld or delayed. Borrower shall pay all out-of-pocket costs (and if required by the Agent, Borrower shall deposit the total thereof with the Agent in advance) of such restoring, repairing, replacing or rebuilding in excess of the Insurance Proceeds made available pursuant to the terms hereof.

                            (5)  In  the   event   Borrower   is   entitled   to
                  reimbursement out of Insurance Proceeds held by the Agent, such proceeds shall be disbursed from time to time upon the Agent (or at the Agent's election, the Collateral Agent) being furnished with (A) evidence reasonably satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (B) funds, or, at the Agent's option, assurances reasonably satisfactory to the Agent that such funds are available and sufficient in addition to the Insurance Proceeds to complete the proposed restoration, repair, replacement and rebuilding, and (C) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds and other evidences of cost, payment and performance of the foregoing repair, restoration, replacement or rebuilding as the Agent may reasonably require and approve. The Agent may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by the Agent prior to commencement of work, such approval not to be unreasonably withheld or delayed. All proceeds of rental or business interruption insurance shall be administered in accordance with Section 2.12(a) of this Agreement. The Agent may retain a construction consultant to inspect such work and review Borrower's request for payments and Borrower shall, on demand by the Agent, reimburse the Agent for the reasonable fees and disbursements of such consultant. No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time (except for restoration work on a trade by trade basis in which event, payment may be made in full upon the completion of such work); funds other than Insurance Proceeds shall be disbursed prior to disbursement of such proceeds; and, at all times, the undisbursed balance of such proceeds remaining in the accounts of the Agent, together with funds deposited for that purpose or irrevocably committed to the repayment of the Agent by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of the Agent to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien, except for Permitted
                  Encumbrances. Any surplus which may remain out of Insurance Proceeds held by the Agent after payment of such costs of restoration, repair, replacement or rebuilding shall be paid to Borrower so long as no Event of Default has occurred and is continuing.

                  (v) Borrower shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Agreement; provided, however, that notwithstanding


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         the  foregoing,  Borrower may carry  insurance not required  under this
         Agreement if any such insurance affecting the REO Property shall be for the mutual benefit of Borrower and the Agent, as their respective interests may appear, and shall be subject to all other provisions of this Section 5.1(AA).

                  (BB)     Condemnation.

                  (i) Borrower shall promptly give the Agent written notice of the actual or threatened commencement of any proceeding for a Taking and shall deliver to the Agent copies of any and all papers served in connection with such proceedings. The Agent is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Condemnation Proceeds for said Taking. With respect to any compromise or settlement in connection with such proceeding, the Agent shall jointly with Borrower compromise and reach settlement unless at the time of such Taking a monetary Event of Default has occurred and is continuing and the Indebtedness has been accelerated, in which event the Agent shall compromise and reach settlement without the consent of Borrower. Notwithstanding the foregoing provisions of this Section 5.1(BB), Borrower is authorized to negotiate, compromise and settle, without participation by the Agent, Condemnation Proceeds of up to $100,000 in connection with any Taking. Notwithstanding any Taking, Borrower shall continue to pay the Indebtedness at the time and in the manner provided for in this Agreement and the other Loan Documents and the Indebtedness shall not be reduced except in accordance therewith.

                  (ii) Borrower shall cause the Condemnation Proceeds to be paid directly to the Agent as provided in Section 2.12(f) of this Agreement. The Agent may, in its sole discretion, apply any such Condemnation Proceeds to the reduction or discharge of the Indebtedness (whether or not then due and payable). If Condemnation Proceeds in respect of such Taking are applied to the payment of the Indebtedness as provided for in this Agreement, Borrower shall be relieved of any duty to restore, repair, replace or rebuild the affected REO Property.

                  (iii) With  respect to a Taking in part,  which shall mean any
         Taking which does not render the REO Property physically or economically unsuitable in the reasonable judgment of the Agent for the use to which it was devoted prior to the Taking, Borrower shall cause the Condemnation Proceeds to be paid to the Agent as described above or deposited into the applicable account pursuant to the provisions of this Agreement, to be applied to the cost of repairing, replacing, restoring or rebuilding the REO Property as follows:

                            (1) Provided  that  Condemnation  Proceeds  shall be
                  made available to Borrower for the restoring, repairing, replacing or rebuilding of the REO Property, Borrower hereby covenants to restore, repair, replace or rebuild the same to be of at least comparable value and, to the extent commercially practicable, of substantially the same character as prior to the Taking, all to be effected in accordance with


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                  applicable  law  and  plans  and  specifications  approved  in advance by the Agent, such approval not to be unreasonably withheld or delayed. Borrower shall pay all costs (and if required by the Agent, Borrower shall deposit the total
                  thereof  with  the  Agent  in  advance)  of  such   restoring,
                  repairing,   replacing   or   rebuilding   in  excess  of  the
                  Condemnation Proceeds made available pursuant to the terms hereof.

                            (2) The  Condemnation  Proceeds  held  by the  Agent
                  shall be held in an Eligible Account and shall be disbursed from time to time upon the Agent (or at the Agent's election, the Collateral Agent) being furnished with (A) evidence reasonably satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (B) funds, or, at the Agent's option, assurances satisfactory to the Agent that such funds are available and sufficient in addition to the Condemnation Proceeds to complete the proposed restoration, repair, replacement and rebuilding, and (C) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds and other evidences of cost, payment and performance of the foregoing repair, restoration, replacement or rebuilding as the Agent may reasonably require and approve. The Agent may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by the Agent prior to commencement of work, which approval shall not be unreasonably withheld or delayed. The Agent may retain a construction consultant to inspect such work and review any request by Borrower for payments and Borrower shall, on demand by the Agent, reimburse the Agent for the reasonable fees and disbursements of such consultant. No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the construction work performed from time to time; funds other than Condemnation Proceeds shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of the Agent, together with funds deposited for that purpose or irrevocably committed to the repayment of the Agent by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of the Agent to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien. Any surplus which may remain out of Condemnation Proceeds held by the Agent after payment of such costs of restoration, repair, replacement or rebuilding shall be paid to Borrower so long as no Event of Default has occurred and is continuing.

                            (3) If the REO Property is sold, through foreclosure
                  or otherwise, prior to the receipt by the Agent of any such Condemnation Proceeds to which it is entitled hereunder, the Agent shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or


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

                  denied, to have reserved in any foreclosure decree a right to receive said award or payment, or a portion thereof sufficient to pay the Indebtedness. In no case shall any such application reduce or postpone any payments otherwise required pursuant to this Agreement, other than the final payment on the Note.

                  (CC)     Leases and Rents.

                  (i) Borrower absolutely and unconditionally assign to the Agent, Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to the Agent shall not be construed to bind the Agent to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon the Agent. Borrower shall execute and deliver to the Agent such additional instruments, in form and substance reasonably satisfactory to the Agent, as may hereafter be reasonably requested in writing by the Agent to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Section 5.1(CC), the Agent grants to Borrower a license to lease, own, maintain, operate and manage the REO Property and to collect, use and apply the Rent, which license is revocable upon the occurrence of an Event of Default under this Agreement. Any portion of the Rents held by Borrower shall be held in trust for the benefit of the Agent for use in the payment of the Indebtedness. Upon the occurrence of an Event of Default and during the continuance thereof, the license granted to Borrower herein shall automatically be revoked, and the Agent shall immediately be entitled to possession of all Rents, whether or not the Agent enters upon or takes control of the REO Property. The Agent is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the REO Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license shall be applied toward payment of the Indebtedness in the priority and proportions set forth in Section 2.8 hereof or otherwise as the Agent in its discretion shall deem proper.

                  (ii) All Leases entered into by Borrower shall provide for rental rates comparable to then-existing local market rates and terms and conditions commercially reasonable and consistent with then-prevailing local market terms and conditions for similar type properties. With respect to any Lease for more than 5% of the rentable square footage of an REO Property, Borrower shall not enter into such Lease, without the prior written consent of the Agent. Borrower shall furnish the Agent with (1) detailed term sheets in advance in the case of any Leases, modifications, amendments or renewals for which Agent's consent is required and (2) in the case of any other Leases, executed copies of such Leases upon written request. All renewals or amendments or modifications of Leases which do not satisfy the requirements of the first sentence of this Section 5.1(CC)(ii) shall be subject to the prior approval of the Agent. All Leases shall be written on the standard lease form previously approved by Lender which form shall not be materially changed without the Agent's prior written consent, such


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

         consent not to be unreasonably withheld or delayed. All Leases executed after the date hereof shall provide that they are subordinate to the Mortgages (to the extent the Mortgage Loan Documents so provide) or REO Mortgages, as applicable, and that the lessee agrees to attorn to the Agent. Borrower (i) shall observe and perform all of the material obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to materially impair the value of the Leases as security for the Indebtedness; (ii) shall promptly send copies to the Agent of all written notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed and shall effect a termination or diminution of the obligations of tenants under leases, only in a manner that a prudent owner of a similar property to the REO Property would enforce such terms covenants and conditions in the ordinary course of business; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of lessor's interest in the Leases or Rents; and (vi) shall not convey or transfer or suffer or permit a conveyance or transfer of the REO Property or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder.

                  (iii) Borrower shall deposit security deposits of lessees which are turned over to or for the benefit of Borrower or otherwise collected by or on behalf of Borrower, into an Eligible Account with the same name as the Collection Account. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall, if permitted pursuant to Legal Requirements, name the Agent as payee or mortgagee thereunder (or at the Agent's option, be fully assignable to the Agent) and shall, in all respects, comply with any applicable Legal Requirements and otherwise be reasonably satisfactory to the Agent. Borrower shall, upon request, provide the Agent with evidence reasonably satisfactory to the Agent of Borrower's compliance with the foregoing. Upon the occurrence and during the continuance of any Event of Default, Borrower shall, upon the Agent's request, if permitted by any applicable Legal Requirements, turn over to the Agent the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the REO Property, to be held by the Agent subject to the terms of the Leases.

                  (DD) Maintenance of REO Property. Borrower shall cause the REO Property to be maintained in a good and safe condition and repair, subject to wear and tear and damage caused by casualty or condemnation. The Improvements and the Equipment shall not be removed, demolished or altered (except for normal replacement of the Equipment, Improvements contemplated in an approved Operating Budget or pursuant to Leases in effect from time to time or for removals, demolition or alterations that cost up to $50,000) without the consent of the Agent which consent shall not be unreasonably withheld or delayed. Except with respect to an Insured Casualty which shall be governed by the terms and conditions provided herein, Borrower shall promptly repair, replace or rebuild any part of the REO Property that becomes damaged, worn or dilapidated except


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

where the failure to do so is not reasonably likely to have a Material Adverse Effect. Borrower shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of a REO Property or any part thereof which is reasonably likely to have a Material Adverse Effect without consent of the Agent, such consent not to be unreasonably withheld or delayed. If under applicable zoning provisions the use of all or any portion of the REO Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of the Agent, such consent not to be unreasonably withheld or delayed. Borrower shall not (i) change the use of the Land in any material respect, (ii) permit or suffer to occur any waste on or to the REO Property or to any portion thereof or (iii) take any steps whatsoever to convert the REO Property, or any portion thereof, to a condominium or cooperative form of management.

                  (EE)     Ground Leases.

                           (i) Borrower shall pay, promptly when due and payable (before the commencement of any "cure" or "grace" period), all Ground Rent. Upon notice from Agent, simultaneously with the making of each and every payment of Ground Rent payable after the delivery of such notice, Borrower shall simultaneously deliver to Agent a copy of the check in the amount delivered to the payee.

                           (ii) Borrower shall perform and observe (before the commencement of any "cure" or "grace" period) all terms, covenants, and conditions that Borrower is required to perform and observe under the applicable Ground Lease and do everything necessary to preserve and to keep unimpaired and in full force and effect the applicable Ground Lease. The Borrower shall not permit any Ground Lease to go into default (whether or not any cure period in the Ground Lease has expired).

                           (iii) Borrower shall enforce the obligations of the applicable lessor under each Ground Lease so that Borrower may at all times enjoy all its rights, benefits and privileges under the applicable Ground Leases.

                           (iv) The Borrower shall not, without Agent's consent, cause, agree to, permit, or suffer to occur any Ground Lease Impairment. Any Ground Lease Impairment made without Agent's consent shall be null, void, and of no force or effect. Any party entering into or purportedly obtaining the benefit of such a purported Ground Lease Impairment is hereby placed on notice that Borrower has no power or authority to cause, consent, or agree to such Ground Lease impairment without Agent's consent.

                           (v) The Borrower shall not, without Agent's consent, refuse to consent or consent to any action that any Lessor under a Ground Lease or any third party takes or desires to take under or with respect to any Ground Lease.

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

                           (vi) Borrower shall promptly deliver to Agent a copy of any notice of default or termination, or demand for performance (other than routine bills for current Ground Rent) that it receives from any lessor under a Ground Lease. The Borrower shall furnish to Agent all information that Agent may request from time to time concerning the Ground Leases and Borrower's compliance with the Ground Leases. Borrower, immediately upon learning that any lessor under a Ground Lease has failed to perform the terms and provisions under any Ground Lease (including by reason of a rejection or disaffirmance or purported rejection of disaffirmance of such Ground Lease pursuant to any state or federal bankruptcy law), shall notify Agent thereof. Promptly after the Closing Date, and again promptly after execution of any amendment to the related leasehold REO Mortgage, Borrower shall notify the applicable Ground Lessor of the execution and delivery of the related leasehold REO Mortgage or such amendment. Such notice shall set forth, verbatim, in a form satisfactory to Agent, all provisions of the related leasehold REO Mortgage relating to Ground Lease Impairments. Agent shall have the right, but not the obligation, to give any lessor under a Ground Lease at any time any notice described in this paragraph or otherwise relating to the related leasehold REO Mortgage or the Loan.

                           (vii) The Borrower shall promptly notify agent of any request that any party to a Ground Lease makes for arbitration or other dispute resolution procedure pursuant to such Ground Lease and of the institution of any such arbitration or dispute resolution. The Borrower hereby authorizes Agent to participate in any such arbitration or dispute resolution. Such participation may, at Agent's option, be to the exclusion of, and in place of, the Borrower. The Borrower shall promptly deliver to Agent a copy of the determination of each such arbitration or dispute resolution mechanism.

                           (viii) If Agent or its designee shall acquire or obtain a New Ground Lease, then Borrower shall have no right, title or interest whatsoever in or to such New Ground Lease, or any proceeds or income arising from the estate arising under any such New Ground Lease, including from any sale or other disposition thereof. Agent or its designee shall hold such New Ground Lease free and clear of any right or claim of Borrower.

                  (FF) Post-Closing Deliveries. Borrower shall, on or before August 1, 1998, (a) deliver to Agent fully-executed copies of (i) that certain Assignment of Certain Rights Under Operating Agreement among Community Acquisition Joint Venture ("CAJV"), Guarantor, AIOP Lost Dutchman Put, L.L.C., Norman Andrus Irrevocable Trust, u/a/d July 29, 1997 (the "Trust"), and Norman Andrus relating to the Operating Agreement of Lost Dutchman Parks, L.L.C. (the "Company"), dated July 30, 1997, among Norman Andrus, the Trust, the Company and CAJV and (ii) that certain Modification of Option Right and Right of First Refusal and Request for Notice between the Trust and Guarantor (the "Option Amendment") relating to that certain Option Right and Right of First Refusal and Request for Notice, dated July 30, 1997, between the Trust and Guarantor and recorded on October 3, 1997 in the Official Records of Maricopa County, Arizona,


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

as Instrument No. 97-0694180 and (b) cause the Option Amendment to be recorded in the Official Records of Maricopa County, Arizona.


                                   ARTICLE VI.

                               NEGATIVE COVENANTS

                  Section 6.1. Negative Covenants. Borrower covenants and agrees that, until payment in full of the Indebtedness, it will not do, directly or indirectly, any of the following unless Agent consents thereto in writing:

                  (A) Liens on the REO Property or Mortgage Loan. Incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Lien with respect to any Mortgage Loan or, except as permitted by an REO Mortgage, REO Property, except: (i) Liens in favor of the Lenders and (ii) the Permitted Encumbrances.

                  (B) Ownership and Transfer. Except as expressly permitted by or pursuant to this Agreement or the Loan Documents, own any property of any kind other than the Mortgage Loans or any REO Properties, or Transfer any REO Property, Mortgage Loan or any portion of any of the foregoing.

                  (C) Other Borrowings. Incur, create, assume, become or be liable in any manner with respect to Other Borrowings, except that Borrower may
(i) with respect to an REO Property only, incur secured or unsecured indebtedness relating solely to financing of trade payables, the acquisition of goods, services and supplies (including, but not limited to attorney's fees and costs) used in the ordinary course of business or the acquisition or leasing of Equipment used in the ordinary course of business, to the extent that such loans or leases are ordinary and customary in the industry of operating similar properties, and the proceeds of which are not distributed to Borrower except as reimbursement for monies expended to pay for trade payables, the acquisition of goods, services and supplies and to fund the financing, acquisition or leasing of such Equipment, (ii) incur loans from its members or their Affiliates, provided that (a) such loans are subordinate to the Loan and unsecured, (b) the terms of such loans provide that the related member shall not take any judicial or non-judicial action to commence any foreclosure proceeding with respect thereto for so long as any of the Indebtedness remains outstanding, (c) the proceeds of such loans are used by Borrower to pay expenses or closing costs relating to any Mortgaged Property or REO Property, to fund the Account Collateral, to acquire Equipment or to make interest payments on the Loan, and
(d) such loans are on terms  satisfactory to Agent on behalf of the Lenders,  or
(iii) incur other indebtedness previously approved by Agent in its reasonable discretion.

                  (D) Dissolution; Merger or Consolidation. Dissolve, terminate, liquidate, merge with or consolidate into another Person.

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

                  (E) Change In Business. Cease to be a Single-Purpose Entity, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

                  (F) Debt Cancellation. Cancel or otherwise forgive or release any material claim or debt owed to Borrower by any Person, except for adequate consideration or in the ordinary course of Borrower's business, or cancel or otherwise forgive or release any obligations owed under the Mortgage Loan.

                  (G) Affiliate Transactions. Enter into, or be a party to, any transaction with an Affiliate of Borrower, except for the Management Agreement and except in the ordinary course of business and on terms which are fully disclosed to and approved by Agent in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's length transaction with an unrelated third party.

                  (H) Creation of Easements. Except as expressly permitted by or pursuant to an REO Mortgage or this Agreement, or required by a Mortgage Loan, create, or permit any REO Property, Mortgaged Property or any part thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted Encumbrance, provided, that the consent of Agent shall not be unreasonably withheld to the extent that any such easement, license or restrictive covenant is reasonably necessary for the continued use, enjoyment, access to or operation of the applicable Mortgaged Property or REO Property.

                  (I) Misapplication of Funds. Distribute any payments, collections, Rents or Moneys received from Accounts in violation of the provisions of Section 2.12, or fail to deliver any security deposit to Collateral Agent, or misappropriate any security deposit or portion thereof.

                  (J) Certain Restrictions. Enter into any agreement which expressly restricts the ability of Borrower to enter into amendments, modifications or waivers of any of the Loan Documents or (other than pursuant to the Loan Documents) any of the Mortgage Loans.

                  (K) Assignment of Licenses and Permits. Assign or transfer any of its interest in any Permits pertaining to any REO Property, or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to any REO Property.

                  (L) Place of Business. Change its chief executive office or its principal place of business without giving Agent at least fifteen (15) days' prior written notice thereof and promptly providing Agent such information as Agent may reasonably request in connection therewith.

                  (M) [Reserved]

                  (N) Management Agreement. Terminate or cancel any Management Agreement except in accordance with this Agreement, consent to either the reduction of the term of or the assignment of the Management Agreement, increase or consent to the increase of the amount of any charges under the Management Agreement except for increases provided for in the Management Agreement, or otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect.

                  (O) Plans and Welfare Plans. Knowingly engage in or knowingly permit any transaction in connection with which Borrower or any ERISA Affiliate is reasonably likely to be subject to either a material civil penalty or tax assessed pursuant to Section 502(i) or 502(1) of ERISA or Section 4975 of the Code, permit any Welfare Plan to provide benefits, including without limitation, medical benefits (whether or not insured), with respect to any current or former employee of Borrower beyond his or her retirement or other termination of service other than coverage mandated by applicable law, death or disability benefits that have been fully provided for by paid up insurance or otherwise or
(iii) severance benefits (unless such coverage is provided after notification of and with the reasonable approval of Agent), permit the assets of Borrower to become "plan assets", whether by operation of law or under regulations promulgated under ERISA or adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, or permit any ERISA Affiliate to adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, any Plan or Welfare Plan, except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits expense to Borrower or any ERISA Affiliate.

                  (P) Transfer Ownership Interests. Permit any Transfer of a direct or indirect ownership interest or voting right in Borrower.

                  (Q) Collateral Impairments; Ground Lease Impairment . Cause or permit the occurrence of any Collateral Impairment or Ground Lease Impairment.


                                  ARTICLE VII.

                                EVENT OF DEFAULT

                  Section 7.1. Event of Default. The occurrence of one or more of the following events shall be an "Event of Default" hereunder:

                  (i) if on any Payment Date Borrower fails to pay any accrued and unpaid interest on the Loan or any principal amount referred to in
         Section 2.12(b) then due and payable in accordance with the provisions hereof;

                  (ii) if Borrower fails (a) to pay the outstanding Indebtedness on the Maturity Date or the fees payable to Collateral Agent pursuant


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         to the Fee  Letter  on any  Payment  Date or (b) to  deposit  into  the
         Collection Account, the amount required pursuant to Section 2.7(a) or 2.7(b), respectively;

                  (iii) if Borrower fails to pay any other amount payable pursuant to this Agreement or any other Loan Document when due and payable in accordance with the provisions hereof or thereof, as the case may be, and such failure continues for ten (10) days after Agent delivers written notice thereof to such Borrower;

                  (iv) if any representation or warranty made herein or in any other Loan Document, or in any report, certificate, financial statement or other Instrument, agreement or document furnished by Borrower in connection with this Agreement, the Note or any other Loan Document executed and delivered by any Borrower shall be false in any material respect as of the date such representation or warranty was made;

                  (v) if Borrower makes an assignment for the benefit of creditors;

                  (vi) if a receiver,  liquidator  or trustee shall be appointed for Borrower or if Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; provided, however, that if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, upon the same not being discharged, stayed or dismissed within sixty (60) days, or if Borrower shall generally not be paying its debts as they become due;

                  (vii) if Borrower attempts to delegate its obligations or assign its rights under this Agreement, any of the other Loan Documents or any interest herein or therein, or if any Transfer occurs other than in accordance with this Agreement and such delegation or assignment of rights or impermissible Transfer continues or is not corrected for ten
         (10) days after Agent delivers written notice thereof to Borrower;

                  (viii) if any provision of the Organizational Agreement affecting the purpose for which Borrower is formed is amended or modified in any material respect which may adversely affect the Lenders, Agent or Collateral Agent, or if Borrower or its respective members fails to perform or enforce the provisions of the Organizational Agreement and such failure has a Material Adverse Effect or attempts to dissolve Borrower without Agent's consent;

                  (ix) if an Event of Default as defined or described in the Note or any other Loan Document occurs, whether as to Borrower or any REO Property or any portion thereof;

                  (x)  if any Collateral Impairment occurs; or

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

                  (xi) if Borrower shall continue to be in Default under any of the terms, covenants or conditions of this Agreement, the Note, any REO Mortgage or the other Loan Documents, other than as specifically otherwise referred to in this definition of "Event of Default," for ten
         (10) days after notice to Borrower from Agent or its successors or assigns, in the case of any Default which can be cured by the payment of a sum of money (other than Events of Default pursuant to clauses (i) and (ii) above as to which the grace period, if any, set forth therein is applicable), or for forty-five (45) days after notice from Agent or its successors or assigns, in the case of any other Default (unless a longer notice period is otherwise provided herein or in such other Loan Document); provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such forty-five (45) day period and such Borrower shall have commenced to cure such Default within such forty-five (45) day period and thereafter diligently and expeditiously proceeds to cure the same, such forty-five
         (45) day period shall be extended  for an  additional  forty-five  (45)
         days;

then, upon the occurrence of any such Event of Default and at any time thereafter, Agent or Collateral Agent or its successors or assigns, may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents, or at law or in equity, take such action, without further notice or demand, as Agent on behalf of the Lenders or its successors or assigns, deems advisable to protect and enforce its rights against Borrower and in and to all or any portion of the Collateral (including, without limitation, declaring the entire Indebtedness to be immediately due and payable) and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and/or the Collateral (including, without limitation, all rights or remedies available at law or in equity).

                  Section 7.2. Remedies. (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, other remedies available to Agent or Collateral Agent or the Lenders against Borrower under this Agreement or any of the other Loan Documents executed by or with respect to Borrower, or at law or in equity may be exercised by Lenders at any time and from time to time, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any portion of the Collateral. Any such actions taken by Agent or Collateral Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Agent may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Agent and the Lenders permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

                  (b) In the event of the foreclosure or other action by Agent or Collateral Agent to enforce Agent's remedies in connection with all or any portion of the Collateral, Agent shall apply all Net Proceeds received to repay the Indebtedness in accordance with Section 2.8, the Indebtedness shall be reduced to the extent of such Net Proceeds and the remaining portion of the Indebtedness shall remain outstanding and secured by the Loan Documents, it being understood and agreed by Borrower that Borrower is liable for the


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repayment of all the Indebtedness and that any "excess" foreclosure proceeds are part of the cross-collateralized and cross-defaulted security grant to the Agent for the benefit of the Lenders pursuant to the REO Mortgages and Collateral Assignment of Mortgage; provided, however, that the Note shall be deemed to have been accelerated only to the extent of the Net Proceeds actually received by
Agent  with  respect  to  the   Collateral  and  applied  in  reduction  of  the
Indebtedness evidenced by the Note in accordance with the provisions of the Note, after payment by Borrower of all Transaction Costs and costs of enforcement.

                  Section 7.3. Remedies Cumulative. The rights, powers and remedies of Agent, Collateral Agent, or any Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Agent, Collateral Agent or any Lender may have against Borrower pursuant to this Agreement or the other Loan Documents executed by or with respect to Borrower, or existing at law or in equity or otherwise. Agent or any Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Agent may determine in Agent's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Notwithstanding any other provision of this Agreement, Agent for the benefit of the Lenders reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of any REO Mortgage on any REO Property, to the extent necessary to foreclose on other parts of the Collateral.

                  Section 7.4. Default Administration Fee. At any time after the occurrence of an Event of Default and the acceleration of the Indebtedness, as reimbursement and compensation for the additional internal expenditures, administrative expenses, fees and other costs associated with actions to be taken in connection with such Event of Default, and regardless of whether Agent shall have commenced the exercise of any remedies pursuant to Section 7.2, the Default Administration Fee shall be payable by Borrower to Agent upon demand.

                  Section 7.5. Curative Advances. If any Event of Default occurs and is not cured by the Borrower after notice from the Agent, then Agent may expend such sums as either shall reasonably deem appropriate to cure or attempt to cure such Event of Default. Borrower shall immediately repay all such sums so advanced, which sums shall immediately become part of the Indebtedness, bear interest at the Default Rate from the date advanced until the date repaid, and be secured by all Collateral.


                                  ARTICLE VIII.

                                  MISCELLANEOUS

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

                  Section 8.1. Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making by the initial Lender of the Loan hereunder and the execution and delivery by Borrower to the initial Lender of the Loan Documents, and shall continue in full force and effect so long as any portion of the Indebtedness is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective successors and assigns of Agent and each Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder of the Note and the other Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

                  Section 8.2. Agent's Discretion. Whenever pursuant to this Agreement, Agent exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Agent, the decision of Agent to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Agent and shall be final and conclusive.

                  Section 8.3. Governing Law. (a) This Agreement was negotiated in New York and made by the initial Lender and accepted by Borrower in the State of New York, and the proceeds of the Note delivered pursuant hereto were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limitation, matters of construction, validity, performance, and maximum permissible rates of interest), this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

                  (b) Any legal suit, action or proceeding against the Lenders or Borrower arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York. Borrower hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Borrower does hereby designate and appoint Skadden, Arps, Slate, Meagher & Flom, LLP, 919 Third Avenue, New York, New York 10022, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as may be designated by Borrower from time to time in accordance with the terms hereof) with a copy to Borrower at its principal executive offices, and written notice of said service of Borrower mailed or delivered to Borrower in the manner


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

provided herein shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of New York. Borrower (i) shall give prompt notice to Agent of any change in address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

                  Section 8.4. Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or any other Loan Document, or consent or waiver referred to in any Loan Document or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

                  Section 8.5. Delay Not a Waiver. Neither any failure nor any delay on the part of Agent or any Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Agent and each Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

                  Section 8.6. Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by facsimile transmission, addressed if to Lender at its address set forth on the first page hereof,
Attention: Michael Danberg, if to Collateral Agent at its address set forth on the first page hereof, and if to Borrower at its address set forth on the first page hereof, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 8.6. A copy of all notices, consents, approvals and requests directed to Agent shall be delivered to Latham & Watkins, 885 Third Avenue, New York, New York 10022,
Attention: Brian Krisberg, Esq.; a copy of all notices, consents, approvals and requests directed to Borrower shall be delivered to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071,
Attention: Thomas C. Janson Jr., and a copy of all notices, consents, approvals and requests directed to Collateral Agent shall be delivered to Collateral Agent


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

at its address set forth on the first page hereof, Attention: Thomas F. Quinlan, Jr. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or two Business Days after mailing; or in the case of expedited prepaid delivery and facsimile transmission, on the Business Day after the same was sent. A party receiving a notice which does not comply with the technical requirements for notice under this Section 8.6 may elect to waive any deficiencies and treat the notice as having been properly given.

                  SECTION 8.7. TRIAL BY JURY. BORROWER, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

                  Section 8.8. Headings. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 8.9. Assignment. Borrower may not sell, assign or transfer any interest in the Loan Documents, any Collateral, or any portion of either of the foregoing (including, without limitation, Borrower's rights, title, interests, remedies, powers and duties hereunder and thereunder) without Agent's prior written consent. Each Lender shall have the right to assign or participate this Agreement and/or its interest in any of the other Loan Documents and the obligations hereunder to any Person. In the event of an Assignment by any Lender, (a) the assignee shall have, to the extent of such Assignment, the same rights, benefits and obligations as it would have if it were an original "Lender" hereunder, provided that no assignee shall be entitled to receive a greater amount than the transferor Lender would have been entitled to received in respect of the amount of the participating interest transferred by such transferor Lender to such assignee had no such transfer occurred; (b) the assignee shall be deemed for all purposes to be a "Lender" hereunder; and
(c) upon any such substitution of Lender, a replacement or addition "Lender signature page" shall be executed by the new Lender and attached to this Agreement and thereupon become a part of this Agreement. Each potential assignee or participant lender shall be required to sign a confidentiality agreement which shall provide for protection of all proprietary and confidential information of Borrower and the transferor or prospective transferor Lender shall provide a copy of such agreement to Borrower, signed by the prospective assignee. Subject to the preceding sentence, each participating Lender shall be entitled to receive all information received by Agent under this Agreement. After the effectiveness of any Assignment, the new Lender shall provide notice to Borrower of the identity, address and other pertinent information pertaining to the new Lender. Notwithstanding anything in this Agreement to the contrary, after an Assignment by any Lender, the "Lender" (prior to such Assignment) shall continue to have the benefits of any rights or indemnifications and shall continue to have the obligations contained herein which such Lender had during the period such party was a "Lender" hereunder.

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

                  Section 8.10. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  Section 8.11. Preferences. Agent and the Lenders shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note or any other Loan Document. The Lenders shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder, provided that such application or reapplication is performed by the Lenders in accordance with the terms of this Agreement or any other applicable Loan Document. To the extent Borrower makes a payment or payments to Agent or any Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Agent or such Lender.

                  Section 8.12. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Agent, any Lender or Collateral Agent except with respect to matters for which this Agreement or another Loan Document specifically and expressly provides for the giving of notice by Agent, such Lender and/or Collateral Agent to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Agent, any Lender and Collateral Agent with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Agent or such Lender or Collateral Agent to Borrower.

                  Section 8.13. Failure to Consent. If any Borrower shall seek the approval by or consent of Agent or the Lenders hereunder or under the Note, or any of the other Loan Documents and Agent or the Lenders shall fail or refuse to give such consent or approval, then Borrower shall not be entitled to any damages for any withholding or delay of such approval or consent by Agent or the Lenders, it being intended that Borrower's sole remedy shall be to bring an action for an injunction or specific performance, which remedy for injunction or specific performance shall be available only in those cases where Agent has expressly agreed hereunder or under any of the other Loan Documents not to unreasonably withhold or delay its consent or approval.

                  Section 8.14. Exhibits Incorporated. The information set forth on the cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

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                  Section  8.15.  Offsets,   Counterclaims  and  Defenses.   Any
assignee of any Lender's interest in and to this Agreement and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement and the other Loan Documents which Borrower may otherwise have against any assignor or this Agreement and the other Loan Documents. No such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Agreement or upon any other Loan Document. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

                  Section 8.16. No Joint Venture or Partnership. Borrower, Agent and each Lender intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and any Lender nor to grant any Lender any interest in the Collateral other than that of secured party, mortgagee or lender.

                  Section 8.17. Waiver of Marshalling of Assets Defense. To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, and others with interests in Borrower, and of the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of any Lender under the Loan Documents to a sale of any Collateral for the collection of the Indebtedness without any prior or different resort for collection, or the right of any Lender to the payment of the Indebtedness out of the Net Proceeds of the Collateral in preference to every other claimant whatsoever.

                  Section 8.18. [Reserved]

                  Section 8.19. Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

                  Section 8.20. Brokers and Financial Advisors. Borrower and the
initial Lender hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and initial Lender hereby agree to indemnify and hold the other and Collateral Agent harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 8.20 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

                  Section 8.21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  Section 8.22. Estoppel Certificates. Agent, Borrower and each Lender hereby agree at any time and from time to time upon not less than fifteen
(15) days prior written notice by Borrower or such Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to any Lender's obligation to deliver the statement pursuant to this
Section 8.22, that such Lender shall have received, together with Borrower's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

                  Section 8.23. Payment of Expenses. Borrower shall pay all Transaction Costs, which shall include, without limitation, (a) reasonable out-of-pocket costs and expenses of Lender in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein; (ii) the creation, perfection or protection of Lenders' Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches or amended or replacement Mortgage, UCC Financing Statements or Collateral Security Instruments, title insurance premiums and filing and recording fees, third party due diligence expenses for the Mortgaged Property plus travel expenses, accounting firm fees, Environmental Reports (and an environmental consultant), and the Engineering Reports); (iii) the negotiation, preparation, execution and delivery of any amendment, waiver or consent relating to any of the Loan Documents and documentation (and amendments to existing documentation) necessary or appropriate in connection with any Advance, and (iv) the preservation of rights under and enforcement of the Loan Documents and the documents and instruments referred to therein, including any communications or discussions relating to any action that Borrower shall from time to time request Agent to take, as well as any restructuring or rescheduling of the Indebtedness, (b) the reasonable fees, expenses and other charges of counsel to Lender in connection with all of the foregoing, (c) all reasonable fees and expenses of Collateral Agent and its counsel and (d) Agent's (or, where reasonably deemed necessary by Agent, any other Lender's) reasonable out-of-pocket travel expenses in connection with site visits to any REO Property or Mortgaged Property.

                  Section 8.24. Non-Recourse. Anything contained herein, in the Note or in any other Loan Document to the contrary notwithstanding, no recourse shall be had for the payment of the principal or interest on the Loan or for any other Indebtedness, obligation or liability hereunder or under any other Loan

Document or for any claim based hereon or thereon or otherwise in respect hereof or thereof against (i) any partner, agent, contractor, director, officer, member, consultant, manager, stockholder, subscriber to capital stock, incorporator, beneficiary, participant, trustee or advisor of Borrower, any Member in Borrower, or any partner or member therein; (ii) any legal representative, heir, estate, successor or assign of any thereof; (iii) any corporation (or any officer, director, employee or shareholder thereof), limited liability company (or member thereof), partnership (or any partner thereof), individual or entity to which any ownership interest in Borrower shall have been directly or indirectly transferred; (iv) any purchaser of any asset of Borrower; or (v) any other Person (except Borrower), for any deficiency or other sum owing with respect to the Note or any other Indebtedness, obligation or liability or arising under this Agreement or any Loan Document. It is understood that neither the Note nor any other Indebtedness, obligation or liability under or with respect to this Agreement and any other Loan Document may be enforced against any Person described in clauses (i) through (v) above; provided, however, that the foregoing provisions of this paragraph shall not:

                            (1)  prevent  recourse  to  Borrower,  the assets of
                  Borrower, any REO Property, a Mortgage Loan or any other instrument or document which is pledged by Borrower to the Lenders pursuant to the Loan Documents, including all Collateral;

                            (2) in the event of any actual fraud, misappropriation or misapplication of funds, Collateral Impairment, or intentional misrepresentation, stop the Lenders from instituting or prosecuting a legal action or proceeding or otherwise making a claim against the Person or Persons committing such actual fraud, misappropriating or misapplying such funds, causing or permitting such Collateral Impairment to occur or making such intentional misrepresentation, or the recipient or beneficiary of such fraud, misappropriation or misapplication, Collateral Impairment, or intentional misrepresentation, whether or not such Person, recipient or beneficiary, is any Person described in clauses (i) through
                  (v) above for losses relating to or arising from such actual fraud, misappropriation or misapplication, Collateral Impairment, or intentional misrepresentation;

                            (3) prevent  recourse to Borrower (but not any other
                  of the Persons described in clauses (i) through (v) above) with respect to the breach of any provision in this Agreement or the Environmental Indemnity Agreement, concerning Environmental Laws, Hazardous Substances and any indemnification of Agent or any Lender with respect thereto contained in either document; or

                            (4) have any applicability  whatsoever to the Pledge
                  Agreement or the Guaranty of Non-Recourse Obligations or the liability of the parties thereunder; or

                            (5) constitute a waiver, release or discharge of any
                  indebtedness or obligation evidenced by the Note or secured by the Loan Documents, and the same shall continue until paid or discharged in full; or

                            (6) prevent recourse to the Borrower and the Guarantor and their respective assets for repayment of the Indebtedness in the event that any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed (A) by Borrower or (B) against Borrower with the consent or acquiescence of Borrower or the Guarantor; or

                            (7) apply with  respect to the right of the  Lenders
                  to recover security deposits received by Borrower or any Person described in clauses (i) through (v) above (or that Borrower or such Person received credit for) from tenants and not previously refunded or turned over.


                                   ARTICLE IX.

                                    THE AGENT

                  Section 9.1. Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Agent (which term as used in this sentence and in Section 9.5 and the first sentence of Section 9.6 hereof shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this
Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower, any REO Acquisition Entity, or any other Person to perform any of their obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  Section 9.2. Reliance by Agent. Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, facsimile transmission, telex, electronic mail, or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with the instructions given by all of the Lenders, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  Section 9.3. Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Agent has received written notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that Agent receives such a notice of the occurrence of a Default or Event of Default, Agent shall give prompt notice thereof to the Lenders. Agent shall (subject to Section 9.7 hereof) take such action with respect to such Default or Event of Default as shall be directed by all Lenders, provided that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of all of the Lenders.

                  Section 9.4. Rights as a Lender. With respect to the Loan made by it, Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and my exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. Agent and its affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with Borrower or any of their Affiliates as if it were not acting as Agent, and Agent and its Affiliates may accept fees and other consideration from Borrower or such Affiliate for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  Section 9.5. Indemnification. The Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower, but without limiting the obligations of Borrower under the Loan Documents) ratably in accordance with their respective interests in the Loan, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the Transaction (including, without limitation, the costs and expenses that Borrower is obligated to pay under the Loan Documents, but excluding, unless a Default or Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  Section 9.6.  Non-Reliance  on Agent and Other  Lenders.  Each
Lender agrees and acknowledges that it has, independently and without reliance on Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its own decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any of the other Loan Documents or to inspect the properties or books of Borrower or any of their Affiliates. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any of their Affiliates that may come into the possession of Agent or any of its Affiliates.

                  Section 9.7. Failure to Act. Except for action expressly required of Agent hereunder and under the other Loan Documents, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 9.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  Section 9.8. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign upon giving notice thereof to the Lenders; provided, however, that such resignation shall not be effective until such time as the successor Agent is in place and shall deliver written notice of such appointment to the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders appoint a successor Agent, that shall be a sophisticated financial institution. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  Section 9.9. Agency Fee. Each Lender will pay to Agent an agency fee as may be agreed upon between such Lender and Agent. Borrower shall not be liable for the payment of such fee.

                  Section 9.10. Consents under Loan Documents. Agent may consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, Agent shall not release any Collateral or otherwise terminate any Lien under any Loan Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the Obligations), except that no such consent shall be required, and Agent is hereby authorized, to release any Lien covering Collateral that is the subject of a disposition permitted hereunder.

                  Section 9.11. Notices, Reports and Other Communications. Agent shall provide, at its expense, copies of each notice, report, document, correspondence or other written communication delivered to Agent by Borrower or any Affiliate of Borrower pursuant to any Loan Document, to each Lender identified in such notice, report, document, correspondence or other written communication or reasonably determined by Agent to be entitled thereto or affected thereby, as soon as practicable after Agent's receipt thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                          AGENT AND INITIAL LENDER:

                                          SALOMON BROTHERS REALTY CORP.,
                                          a New York corporation


                                          By: /s/David Tibbals
                                              ----------------------------------
                                              Name:   David Tibbals
                                              Title:  Authorized Agent







                       [signatures continued on next page]

                                    BORROWER:


                                          AIOP Gulfstream Harbor, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                              its Managing Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer

                                          AIOP Gulfstream Outlot I, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                              its Managing Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer



                                          AIOP Gulfstream Outlot II, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                              its Managing Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer

                                          AIOP Gulfstream Outlot III, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                              its Managing Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer



                                          AIOP Serendipity, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                               a Delaware limited partnership
                                               its Managing Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer

                                          AIOP Brentwood West, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                                 its Sole Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer



                                          AIOP Lost Dutchman Notes, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                              its Sole Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer

                                          AIOP Mullica, L.L.C.,
                                          a Delaware limited liability company


                                          By: ASSET INVESTORS OPERATING
                                              PARTNERSHIP, L.P.
                                              a Delaware limited partnership
                                              its Sole Member


                                              By: ASSET INVESTORS CORPORATION,
                                                  a Maryland corporation
                                                  its General Partner

                                                  By: /s/David M. Becker
                                                      --------------------------
                                                      Name:  David M. Becker
                                                      Title:  Chief Financial
                                                              Officer



                                          COLLATERAL AGENT:


                                          LASALLE NATIONAL BANK,
                                          a nationally chartered bank
                                          (as Collateral Agent for the Lenders
                                          only)



                                          By: /s/Thomas F. Quinlan, Jr.
                                              ----------------------------------
                                              Name: Thomas F. Quinlan, Jr.
                                              Title:  Trust Officer